Private & Confidential

                                 LOAN AGREEMENT
                                      FOR A
                               US$53,250,000 LOAN
                                       TO
                               FIGARO SHIPPING LTD
                           MAGIC STAR SHIPPING CO. LTD
                                NUSE SHIPPING LTD
                               VAGUE SHIPPING LTD
                                ZOOM SHIPPING LTD
                                       AND
                           OCEAN VILLAGE MARITIME S.A.

                                   PROVIDED BY
                         THE BANKS SET OUT IN SCHEDULE 1

              AGENT, SECURITY AGENT, SWAP PROVIDER AND ACCOUNT BANK
                          NATIONAL BANK OF GREECE S.A.

                                                              [NORTON ROSE LOGO]

                                    CONTENTS

CLAUSE                                                                      PAGE
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Schedule 3 Documents and evidence required as conditions precedent to the

THIS AGREEMENT is dated 24 July 2003 and made BETWEEN:

(1)       FIGARO SHIPPING LTD, MAGIC STAR SHIPPING CO. LTD, NUSE SHIPPING LTD,
          VAGUE SHIPPING LTD, ZOOM SHIPPING LTD, and OCEAN VILLAGE MARITIME
          S.A., as joint and several Borrowers;

(2)       NATIONAL BANK OF GREECE S.A. as Agent, Security Agent, Account Bank
          and Swap Provider; and

(3)       THE BANKS whose names are set out in schedule 1 as Banks.

IT IS AGREED as follows:

1         PURPOSE AND DEFINITIONS

1.1       PURPOSE

          This Agreement sets out the terms and conditions upon and subject to which the Banks agree, according to their several obligations, to make available to the Borrowers jointly and severally, in up to two (2)
          Advances, a loan of up to $53,250,000 for the purpose of refinancing the Existing Indebtedness and financing part of the cost of the construction and acquisition of the Newbuilding.

1.2       DEFINITIONS

          In this Agreement, unless the context otherwise requires:

          "ACCOUNTS" means, together, the Operating Accounts and the Retention
          Account and "ACCOUNT" means any of them;

          "ACCOUNT BANK" means National Bank of Greece S.A. of 86 Aeolou Street,
          102 32 Athens, Greece acting for the purposes of this Agreement through its branch at 2 Bouboulinas Street & Akti Miaouli, 185 35
          Piraeus, Greece (or of such other address as may last have been notified to the other parties to this Agreement pursuant to clause
          17.1.3) or such other bank as may be designated by the Agent as the
          Account Bank for the purposes of this Agreement and includes its successors in title;

          "ADVANCE" means each borrowing of a proportion of the Total Commitment by the Borrowers or (as the context may require) the principal amount of such borrowing and means:

          (a)  in relation to the Ships (other than the Newbuilding), the
               Refinancing Advance;

          (b)  in relation to the Newbuilding, the Newbuilding Advance;

          and "ADVANCES" means either or both of them;

          "AGENCY AGREEMENT" means the agency agreement executed or (as the context may require) to be executed between the Banks, the Agent, the
          Security Agent, the Account Bank and the Swap Provider in such form as the Agent may require in its sole discretion;

          "AGENT" means National Bank of Greece S.A. of 86 Aeolou Street, 102 32
          Athens, Greece acting for the purposes of this Agreement through its branch at 2 Bouboulinas Street & Akti Miaouli, 185 35 Piraeus, Greece
          (or of such other address as may last have been notified to the other parties to this Agreement pursuant to clause 17.1.3) or such other person as may be appointed as agent by the Banks and the Swap Provider pursuant to the relevant provisions of the Agency Agreement;

          "AVAILABLE COMMITMENT" means, in relation to a Bank, the amount of its
          Commitment less the amount of its Contribution;

                                        1

          "BALLOON INSTALMENT" means:

          (a)  in respect of the Refinancing Advance, the Refinancing Balloon as
               defined in clause 4.1.1 as the same may be reduced pursuant to the terms of this Agreement; and

          (b)  in respect of the Newbuilding Advance, the Newbuilding Balloon as
               defined in clause 4.1.2 as the same may have been increased by any Deferred Amounts pursuant to clause 4.4 or reduced pursuant to the terms of this Agreement;

          "BANKS" means the banks listed in schedule 1 and includes their respective successors in title and Transferee Banks and "BANK" means any of them;

          "BANKING DAY" means a day on which dealings in deposits in Dollars are carried on in the London Interbank Eurocurrency Market and (other than
          Saturday or Sunday) on which banks are open for business in London,
          Piraeus and New York City (or any other relevant place of payment under clause 6);

          "BORROWED MONEY" means Indebtedness in respect of (i) money borrowed or raised and debit balances at banks, (ii) any bond, note, loan stock, debenture OR similar debt instrument, (iii) acceptance or documentary credit facilities, (iv) receivables sold or discounted
          (otherwise than on a non-recourse basis), (v) deferred payments for assets or services acquired, (vi) finance leases and hire purchase contracts, (vii) swaps, forward exchange contracts, futures and other derivatives, (viii) any other transaction (including without limitation forward sale or purchase agreements) having the commercial effect of a borrowing or raising of money or of any of (ii) to (vii)
          above and (ix) guarantees in respect of Indebtedness of any person falling within any of (i) to (viii) above;

          "BORROWERS" means, together, the Figaro Borrower, the Magic Borrower, the Nuse Borrower, the Vague Borrower, the Zoom Borrower and the Ocean
          Borrower and "BORROWER" means any of them;

          "BORROWERS GROUP" means the Borrowers and their Related Companies;

          "BORROWERS' SECURITY DOCUMENTS" means, at any relevant time, such of the Security Documents as shall have been executed by any of the
          Borrowers at such time;

          "BUILDER" means STX Shipbuilding Co., Ltd. (formerly known as Daedong
          Shipbuilding Co., Ltd.) of Korea and includes its successors in title;

          "CASUALTY AMOUNT" means:

          (a)  in relation to each of the Ships (other than the Newbuilding),
               $300,000 or the equivalent in any other currency; or

          (b)  in relation to the Newbuilding, $500,000 or the equivalent in any other currency;

          "CLASSIFICATION" means, in relation to each Ship, the highest class available for a vessel of her type with the relevant Classification
          Society or such other classification as the Agent shall, at the request of a Borrower, have agreed in writing shall be treated as the
          Classification in relation to such Borrower's Ship for the purposes of the relevant Ship Security Documents;

          "CLASSIFICATION SOCIETY" means Lloyd's Register of Shipping or such other classification society which the Agent shall, at the request of a Borrower, have agreed in writing shall be treated as the
          Classification Society in relation to such Borrower's Ship for the purposes of the relevant Ship Security Documents;

          "CODE" means the International Safety Management Code for the Safe
          Operation of Ships and for Pollution Prevention constituted pursuant to Resolution A. 741 (18) of the International Maritime Organisation
          and incorporated into the Safety of Life at Sea Convention and includes any amendments or extensions thereto and any regulation issued pursuant thereto;

                                        2

          "COMMITMENT" means, in relation to each Bank the amount set out opposite its name in the column headed "COMMITMENT" in schedule 1 and/or, in the case of a Transferee Bank, the amount transferred as specified in the relevant Transfer Certificate, as reduced in each case by any relevant term of this Agreement;

          "COMPULSORY ACQUISITION" means requisition for title or other compulsory acquisition, requisition, appropriation, expropriation, deprivation, forfeiture or confiscation for any reason of a Ship by any Government Entity or other competent authority, whether de jure or de facto, but shall exclude requisition for use or hire not involving requisition of title;

          "CONFIRMATION" shall have, in relation to any continuing Designated
          Transaction, the meaning ascribed to it in the Master Swap Agreement;

          "CONTRACT" means the shipbuilding contract dated 23 May 2001 made between Liquimar Tankers Management Inc. ("LIQUIMAR") as buyer and the
          Builder as builder as novated by a novation agreement dated 12 March
          2002 made between the Builder, Liquimar and the Ocean Borrower and as it may be further amended and supplemented from time to time with the prior written consent of the Security Agent, relating to the construction and sale by the Builder and to the purchase by the Ocean
          Borrower of the Newbuilding;

          "CONTRACT PRICE" means the price payable by the Ocean Borrower to the
          Builder pursuant to the terms of the Contract, being Thirty four million five hundred thousand Dollars ($34,500,000) as the same be adjusted pursuant to the terms of the Contract;

          "CONTRIBUTION" means, in relation to each Bank, the principal amount of the Loan owing to such Bank at any relevant time;

          "CREDITORS" means, together, the Agent, the Security Agent, the
          Account Bank, the Swap Provider and the Banks and "CREDITOR" means any of them;

          "DEED OF COVENANT" means:

          (a)  in relation to the Figaro Ship, the Figaro Deed of Covenant; or

          (b)  in relation to the Magic Ship, the Magic Deed of Covenant; or

          (c)  in relation to the Nuse Ship, the Nuse Deed of Covenant; or

          (d)  in relation to the Vague Ship, the Vague Deed of Covenant; or

          (e)  in relation to the Zoom Ship, the Zoom Deed of Covenant; or

          (f)  in relation to the Newbuilding, the Ocean Deed of Covenant,

          and "DEEDS OF COVENANT" means any or all of them;

          "DEFAULT" means any Event of Default or any event or circumstance which with the giving of notice or lapse of time or the satisfaction of any other condition (or any combination thereof) would constitute an Event of Default;

          "DEFERRED AMOUNT" means either of the repayment instalments which may have been deferred pursuant to clause 4.4 and "DEFERRED AMOUNTS" means either or both of them;

          "DELIVERY" means the delivery of the Newbuilding by the Builder and the acceptance of the Newbuilding by the Ocean Borrower pursuant to the Contract;

          "DELIVERY DATE" means the date upon which Delivery occurs;

                                        3

          "DELIVERY TRANCHE" means a tranche of the Newbuilding Advance in the amount of up to $25,875,000;

          "DESIGNATED TRANSACTION" means a Transaction which fulfils the following requirements:

          (a)  it is entered into by the Borrowers pursuant to the Master Swap
               Agreement with the Swap Provider as contemplated by clause 2.9;
               and

          (b)  its purpose is the hedging of the Borrowers' exposure under this
               Agreement to fluctuations of LIBOR arising from the funding of the Loan (or any part thereof) for a period expiring no later than the final Repayment Date for the Loan or the relevant part thereof;

          "DOC" means a document of compliance issued to an Operator in accordance with rule 13 of the Code;

          "DOLLARS" and "$" mean the lawful currency of the United States of
          America and in respect of all payments to be made under any of the
          Security Documents mean funds which are for same day settlement in the
          New York Clearing House Interbank Payments System (or such other US dollar funds as may at the relevant time be customary for the settlement of international banking transactions denominated in US dollars);

          "DRAWDOWN DATE" means any date, being a Banking Day falling during the relevant Drawdown Period, on which an Advance is, or is to be, made available;

          "DRAWDOWN NOTICE" means, in relation to each Advance, a notice substantially in the terms of schedule 2 in respect of such Advance;

          "DRAWDOWN PERIOD" means, in relation to each Advance, the period commencing on the date of this Agreement and ending on the relevant
          Termination Date or the period ending on such earlier date (if any)
          (a) on which the aggregate amount of the Advances is equal to the
          Total Commitment or (b) on which the Total Commitment is reduced to zero pursuant to clauses 4.3, 10.2 or 12 or (c) in the case of the
          Newbuilding Advance, on which Delivery occurs;

          "EARLY TERMINATION DATE" shall have, in relation to any continuing
          Designated Transaction, the meaning ascribed to it in the Master Swap
          Agreement;

          "EARNINGS" means all moneys whatsoever from time to time due or payable to a Borrower during the Security Period arising out of the use or operation of such Borrower's Ship including (but without limiting the generality of the foregoing) all freight, hire and passage moneys, income arising under pooling arrangements, compensation payable to such Borrower in event of requisition of such
          Borrower's Ship for hire, remuneration for salvage and towage services, demurrage and detention moneys, and damages for breach (or payments for variation or termination) of any charterparty or other contract for the employment of such Ship;

          "ENCUMBRANCE" means any mortgage, charge (whether fixed or floating), pledge, lien, hypothecation, assignment, trust arrangement or security interest or other encumbrance of any kind securing any obligation of any person or any type of preferential arrangement (including without limitation title transfer and/or retention arrangements having a similar effect);

          "ENVIRONMENTAL CLAIM" means:

          (a)  any and all enforcement, clean-up, removal or other governmental or regulatory action or order or claim instituted or made
               pursuant to any Environmental Law or resulting from a Spill;

          (b)  any claim made by any other person to a Spill;

                                        4

         "ENVIRONMENTAL INCIDENT" means any Spill:

          (a)  from any Fleet Vessel or

          (b)  from any other vessel in circumstances where:

               (i)  any Fleet Vessel or its owner, operator or manager may be liable for Environmental Claims arising from the Spill
                    (other than Environmental Claims arising and fully satisfied before the date of this Agreement); and/or

               (ii) any Fleet Vessel may be arrested or attached in connection with any such Environmental Claims;

          "ENVIRONMENTAL LAWS" means all laws, regulations and conventions concerning pollution or protection of human health or the environment;

          "EVENT OF DEFAULT" means any of the events or circumstances described in clause 10.1;

          "EXISTING INDEBTEDNESS" means the aggregate principal amount owing by the Borrowers (other than the Ocean Borrower) to the National Bank of
          Greece S.A. pursuant to a loan agreement dated 11 April 2003 and made between (1) the Borrowers (other than the Ocean Borrower) and (2) the
          National Bank of Greece S.A.;

          "FIGARO BORROWER" means Figaro Shipping Ltd of 13/16 Vincenti
          Buildings, Strait Street, Valletta, Malta and includes its successors in title;

          "FIGARO DEED OF COVENANT" means the deed of covenant collateral to the
          Figaro Mortgage executed or (as the context may require) to be executed by the Figaro Borrower in favour of the Security Agent in the form set out in schedule 6;

          "FIGARO MANAGEMENT AGREEMENT" means the agreement dated 11 April 2003 in respect of the Figaro Ship made between the Figaro Borrower and the
          Manager or any other agreement previously approved in writing by the
          Agent between the Figaro Borrower and the Manager providing (inter alia) for the Manager to manage the Figaro Ship;

          "FIGARO MORTGAGE" means a first priority Maltese statutory mortgage of the Figaro Ship executed or (as the context may require) to be executed by the Figaro Borrower in favour of the Security Agent in the form set out in schedule 5;

          "FIGARO OPERATING ACCOUNT" means an interest bearing Dollar account of the Figaro Borrower opened or (as the context may require) to be opened with the Account Bank and includes any sub-accounts thereof and any other account designated in writing by the Agent to be a Figaro
          Operating Account for the purpose of this Agreement;

          "FIGARO SHIP" means the vessel m.v. Alexandros owned by the Figaro
          Borrower and registered through the Registry under the laws and flag of the Flag State;

          "FLAG STATE" means, in the case of each Ship, Malta, or such other state or territory designated in writing by the Agent, at the request of a Borrower, as being the "FLAG STATE" of such Borrower's Ship for the purposes of the Security Documents;

          "FLEET VESSEL" means each of the Ships and any other vessel owned, operated, managed or crewed by any member of the Borrowers' Group;

          "GOVERNMENT ENTITY" means and includes (whether having a distinct legal personality or not) any national or local government authority, board, commission, department, division, organ, instrumentality, court or agency and any association, organisation or institution of which any of the foregoing is a member or to whose jurisdiction any of the foregoing is subject or in whose activities any of the foregoing is a participant;

                                        5

          "INDEBTEDNESS" means any obligation for the payment or repayment of money, whether as principal or as surety and whether present or future, actual or contingent;

          "INSURANCES" means all policies and contracts of insurance (which expression includes all entries of a Ship in a protection and indemnity or war risks association) which are from time to time during the Security Period in place or taken out or entered into by or for the benefit of the relevant Borrower (whether in the sole name of such
          Borrower, or in the joint names of such Borrower and the Agent or otherwise) in respect of such Borrower's Ship and her Earnings or otherwise howsoever in connection with such Borrower's Ship and all benefits thereof (including claims of whatsoever nature and return of premiums);

          "INTEREST PAYMENT DATE" means the last day of an Interest Period;

          "INTEREST PERIOD" means, in relation to either Advance or, as the case may be, the Loan, each period for the calculation of interest in respect of such Advance or the Loan ascertained in accordance with clauses 3.2 and 3.3;

          "LIBOR" means in relation to any amount and for any period the offered rate (if any) for deposits of the currency in question for such amount and for such period which is:

          (a)  the rate, for such period, appearing on page 3750 of the Telerate screen at or about 11:00 a.m. London time on the Quotation Date
               (or, if the Agent shall have made a determination pursuant to clause 3.6, such later time (not being later than 1:00 p.m.
               (London time) on the first day of such period) as the Agent may determine); or

          (b)  if the relevant page is not displayed on the Telerate screen or the Telerate screen is not operating at the relevant time or if no such offered rate appears on the Telerate screen, the rate quoted to the Agent by the Reference Bank at the request of the
               Agent as the Reference Bank's offered rate for deposits of the currency in question in an amount approximately equal to the amount in relation to which LIBOR is to be determined for a period equivalent to such period to prime banks in the London
               Interbank Market at or about 11 a.m. London time on the Quotation
               Date (or, if the Agent shall have made a determination pursuant to clause 3.6, such later time (not being later than 1:00 p.m.
               (London time) on the first day of such period) as the Agent may determine);

          "LOAN" means the aggregate principal amount owing to the Banks under this Agreement at any relevant time;

          "LTC CONTRACT" means a time charterparty entered into between the
          Ocean Borrower as owner and a third party charterer (which is not a
          Related Company of the Ocean Borrower or of any other Security Party and which is acceptable to the Banks in their sole discretion) in respect of the Newbuilding having a term of at least twenty-four (24)
          months and with such charterhire and otherwise on such terms and conditions as shall be in all respects acceptable to the Banks in their sole discretion;

          "LTC CONTRACT ASSIGNMENT" means the first priority specific assignment of the LTC Contract executed or (as the context may require) to be executed by the Ocean Borrower in favour of the Security Agent in such form as the Security Agent may require;

          "LTC TRANCHE" means a tranche of the Newbuilding Advance in the amount of up to $1,725,000;

          "MAGIC BORROWER" means Magic Star Shipping Co. Ltd of 13/16 Vincenti
          Buildings, Strait Street, Valletta, Malta and includes its successors in title;

          "MAGIC DEED OF COVENANT" means the deed of covenant collateral to the
          Magic Mortgage executed or (as the context may require) to be executed by the Magic Borrower in favour of the Security Agent in the form set out in schedule 6;

                                        6

          "MAGIC MANAGEMENT AGREEMENT" means the agreement dated 11 April 2003 in respect of the Magic Ship made between the Magic Borrower and the
          Manager or any other agreement previously approved in writing by the
          Agent between the Magic Borrower and the Manager providing (inter alia) for the Manager to manage the Magic Ship;

          "MAGIC MORTGAGE" means a first priority Maltese statutory mortgage of the Magic Ship executed or (as the context may require) to be executed by the Magic Borrower in favour of the Security Agent in the form set out in schedule 5;

          "MAGIC OPERATING ACCOUNT" means an interest bearing Dollar account of the Magic Borrower opened or (as the context may require) to be opened with the Account Bank and includes any sub-accounts thereof and any other account designated in writing by the Agent to be a Magic
          Operating Account for the purpose of this Agreement;

          "MAGIC SHIP" means the vessel m.v. Aristotelis owned by the Magic
          Borrower and registered through the Registry under the laws and flag of the Flag State;

          "MAJORITY BANKS" means at any relevant time:

          (a)  when no more than two Banks are party to this Agreement, all
               Banks; and

          (b)  when more than two Banks are party to this Agreement, Banks (i)
               the aggregate of whose Contributions exceeds seventy per cent
               (70%) of the Loan or (ii) (if no principal amounts are
               outstanding under this Agreement) the aggregate of whose
               Commitments exceeds seventy per cent (70%) of the Total
               Commitment;

          "MANAGEMENT AGREEMENT" means:

          (a)  in relation to the Figaro Ship, the Figaro Management Agreement;
               or

          (b)  in relation to the Magic Ship, the Magic Management Agreement; or

          (c)  in relation to the Nuse Ship, the Nuse Management Agreement; or

          (d)  in relation to the Vague Ship, the Vague Management Agreement; or

          (e)  in relation to the Zoom Ship, the Zoom Management Agreement; or

          (f)  in relation to the Newbuilding, the Ocean Management Agreement,

          and "MANAGEMENT AGREEMENTS" means any or all of them;

          "MANAGER" means Capital Ship Management Corp. of Panama, Republic of
          Panama or any other person appointed by a Borrower, with the prior written consent of the Agent, as the manager of such Borrower's Ship and includes its successors in title;

          "MANAGER'S UNDERTAKINGS" means, collectively, all of the manager's undertakings and assignments executed or (as the context may require)
          to be executed by the Manager in favour of the Security Agent in substantially the form set out in schedule 7 (or such other form as the Agent in its sole discretion may require) and, singly, each a
          "MANAGER'S UNDERTAKING";

          "MARGIN" means:

          (a)  in relation to the Refinancing Advance, one point four per cent
               (1.4%) per annum; and

          (b)  in relation to the Newbuilding Advance, one point three seven five per cent (1.375%) per annum;

                                        7

          "MASTER SWAP AGREEMENT" means the agreement made or (as the context may require) to be made between the Swap Provider and the Borrowers comprising an ISDA Master Agreement (including the Schedule thereto)
          in the form set out in schedule 8 and includes any Designated
          Transactions from time to time entered into and any Confirmations (as defined therein) from time to time exchanged thereunder and governed thereby;

          "MONTH" means a period beginning in one calendar month and ending in the next calendar month on the day numerically corresponding to the day of the calendar month on which it started, provided that (a) if the period started on the last Banking Day in a calendar month or if there is no such numerically corresponding day, it shall end on the last Banking Day in such next calendar month and (b) if such numerically corresponding day is not a Banking Day, the period shall end on the next following Banking Day in the same calendar month but if there is no such Banking Day it shall end on the preceding Banking
          Day and "months" and "monthly" shall be construed accordingly;

          "MORTGAGE" means:

          (a)  in relation to the Figaro Ship, the Figaro Mortgage; or

          (b)  in relation to the Magic Ship, the Magic Mortgage; or

          (c)  in relation to the Nuse Ship, the Nuse Mortgage; or

          (d)  in relation to the Vague Ship, the Vague Mortgage; or

          (e)  in relation to the Zoom Ship, the Zoom Mortgage; or

          (f)  in relation to the Newbuilding, the Ocean Mortgage,

          and "MORTGAGES" means any or all of them;

          "MORTGAGED SHIP" means, at any relevant time, any Ship which is at such time subject to a Mortgage and/or the Earnings, Insurances and
          Requisition Compensation (as defined in the relevant Ship Security
          Documents) of which are subject to an Encumbrance pursuant to the relevant Security Documents and a Ship shall for the purposes of this
          Agreement be deemed to be a Mortgaged Ship as from whichever shall be the earlier of (a) the drawdown of the relevant Advance and (b) the date that the Mortgage of that Ship shall have been executed and registered in accordance with this Agreement until whichever shall be the earlier of (i) the payment in full of the amount required to be paid by the Borrowers pursuant to clause 4.3 following the sale or
          Total Loss of such Ship and (ii) the date on which all moneys owing under the Security Documents have been repaid in full;

          "NEWBUILDING" means a 70,500 dwt crude/product tanker vessel known as
          Hull No. 1099 to be constructed by the Builder in accordance with the provisions of the Contract and to be registered on Delivery in the ownership of the Ocean Borrower through the Registry under the laws and flag of the Flag State;

          "NEWBUILDING ADVANCE" means an Advance of up to $27,600,000
          (comprising the Delivery Tranche and the LTC Tranche) which is to be made available to the Borrowers in relation to the financing in part of the Contract Price;

          "NEWBUILDING BALLOON" shall have the meaning given to it in clause
          4.1.2;

          "NUSE BORROWER" means Nuse Shipping Ltd of 13/16 Vincenti Buildings,
          Strait Street, Valletta, Malta and includes its successors in title;

          "NUSE DEED OF COVENANT" means the deed of covenant collateral to the
          Nuse Mortgage executed or (as the context may require) to be executed by the Nuse Borrower in favour of the Security Agent in the form set out in schedule 4;

                                        8

          "NUSE MANAGEMENT AGREEMENT" means the agreement dated 11 April 2003 in respect of the Nuse Ship made between the Nuse Borrower and the
          Manager or any other agreement previously approved in writing by the
          Agent between the Nuse Borrower and the Manager providing (inter alia)
          for the Manager to manage the Nuse Ship;

          "NUSE MORTGAGE" means a first priority Maltese statutory mortgage of the Nuse Ship executed or (as the context may require) to be executed by the Nuse Borrower in favour of the Security Agent in the form set out in schedule 5;

          "NUSE OPERATING ACCOUNT" means an interest bearing Dollar account of the Nuse Borrower opened or (as the context may require) to be opened with the Account Bank and includes any sub-accounts thereof and any other account designated in writing by the Agent to be a Nuse
          Operating Account for the purpose of this Agreement;

          "NUSE SHIP" means the vessel m.v. Aktor owned by the Nuse Borrower and registered through the Registry under the laws and flag of the Flag
          State;

          "OCEAN BORROWER" means Ocean Village Maritime S.A. of 53rd Street,
          Ubanizacion Obarrio, Swiss Tower, 16th Floor, Panama, Republic of
          Panama and includes it successors in title;

          "OCEAN DEED OF COVENANT" means the deed of covenant or, as the case may be, general assignment collateral to the Ocean Mortgage
          (containing (inter alia) an assignment by the Ocean Borrower of all its rights, title and interest in and to the earnings, insurances and requisition compensation of the Newbuilding in favour of the Security
          Agent) executed or (as the context may require) to be executed by the
          Ocean Borrower in favour of the Security Agent in such form as the
          Agent (acting on the instructions of the Majority Banks) may require in its absolute discretion;

          "OCEAN MANAGEMENT AGREEMENT" means the agreement made or (as the context may require) to be made between the Ocean Borrower and the
          Manager previously approved in writing by the Agent between the Ocean
          Borrower and the Manager providing (inter alia) for the Manager to manage the Newbuilding;

          "OCEAN MORTGAGE" means a first priority statutory mortgage or a first preferred mortgage, as the case may be, of the Newbuilding executed or
          (as the context may require) to be executed by the Ocean Borrower in favour of the Creditors or any of them in such form as the Agent
          (acting on the instructions of the Majority Banks) may require in its absolute discretion;

          "OCEAN OPERATING ACCOUNT" means any interest bearing Dollar account of the Ocean Borrower opened or (as the context may require) to be opened with the Account Bank and includes any sub-accounts thereof and any other account designated in writing by the Agent to be an Ocean
          Operating Account for the purpose of this Agreement;

          "OPERATING ACCOUNT" means

          (a) in relation to the Figaro Ship, the Figaro Operating Account; or

          (b) in relation to the Magic Ship, the Magic Operating Account; or

          (c) in relation to the Nuse Ship, the Nuse Operating Account; or

          (d) in relation to the Vague Ship, the Vague Operating Account; or

          (e) in relation to the Zoom Ship, the Zoom Operating Account; or

          (f) in relation to the Newbuilding, the Ocean Operating Account,

          and "OPERATING ACCOUNTS" means any or all of them;

                                        9

          "OPERATOR" means any person who is from time to time during the
          Security Period (as defined in each Mortgage) concerned in the operation of a Ship and falls within the definition of "Company" set out in rule 1.1.2 of the Code;

          "PERMITTED ENCUMBRANCE" means any Encumbrance in favour of the
          Creditors or any of them created pursuant to the Security Documents and Permitted Liens;

          "PERMITTED LIENS" means any lien on a Ship for master's, officer's or crew's wages outstanding in the ordinary course of trading, any lien for salvage and any Ship repairer's or outfitter's possessory lien for a sum not (except with the prior written consent of the Agent)
          exceeding $300,000;

          "POLLUTANT" means and includes oil and its products, any other polluting, toxic or hazardous substance and any other substance whose release into the environment is regulated or penalised by
          Environmental Laws;

          "QUOTATION DATE" means, in respect of any period in respect of which
          LIBOR falls to be determined under this Agreement, the second Banking
          Day before the first day of such period;

          "REFERENCE BANK" means the London Branch of National Bank of Greece
          S.A. situated at 50 St. Mary Axe, London EC3A 8EL, England;

          "REFINANCING ADVANCE" means an Advance of up to $25,650,000 which is to be made available to the Borrowers in relation to the refinancing of the Existing Indebtedness;

          "REFINANCING BALLOON" shall have the meaning given to it in clause
          4.1.1;

          "REGISTRY" means such registrar, commissioner or representative of the relevant Flag State who is duly authorised and empowered to register the relevant Ship, the relevant Borrower's title to such Ship and the relevant Mortgage under the laws and flag of the relevant Flag State through the relevant Registry;

          "REGULATORY AGENCY" means the Government Entity or other organisation in the Flag State which has been designated by the government of the
          Flag State to implement and/or administer and/or enforce the provisions of the Code;

          "RELATED COMPANY" of a person means at any relevant time, any person, company or other entity which is at such time ultimately beneficially owned by the same financial interests as the Borrowers at the date of this Agreement;

          "RELEVANT JURISDICTION" means any jurisdiction in which or where any
          Security Party is incorporated, resident, domiciled, has a permanent establishment, carries on, or has a place of business or is otherwise effectively connected;

          "REPAYMENT DATES" means, subject to clauses 4.4 and 6.3:

          (a)  in the case of the Refinancing Advance, the date falling six (6)
               months after the Drawdown Date of such Advance and each of the dates falling at six (6) monthly intervals thereafter up to and including the date falling forty eight (48) months after such
               Drawdown Date; and

          (b)  in the case of the Newbuilding Advance, the date falling six (6)
               months after the Drawdown Date of such Advance, and each of the dates falling at six (6) monthly intervals thereafter up to and including the date falling one hundred and twenty (120) months after such Drawdown Date;

          "RESTRICTED COMPANY" means the Borrowers, their Related Companies and the other Security Parties and their respective Related Companies;

                                       10

          "RETENTION ACCOUNT" means an interest-bearing Dollar account of the
          Borrowers opened or (as the context may require) to be opened jointly by the Borrowers with the Account Bank and includes any sub-accounts thereof and any other account designated in writing by the Agent to be a Retention Account for the purposes of this Agreement;

          "RETENTION ACCOUNT PLEDGE" means the first priority pledge executed or
          (as the context may require) to be executed by the Borrowers in favour of the Security Agent in respect of the Retention Account in such form as the Agent may require in its sole discretion;

          "RETENTION AMOUNT" means, in relation to any Retention Date, such sum as shall be the aggregate of:

          (a)  one-sixth (1/6th) of the repayment instalment falling due for payment pursuant to clause 4.1 (as the same may have been reduced by any prepayment) on the next Repayment Date for the relevant
               Advance after the relevant Retention Date unless such instalment has been deferred pursuant to clause 4.4; and

          (b)  the applicable fraction (as hereinafter defined) of the aggregate amount of interest falling due for payment in respect of each part of the relevant Advance during and at the end of each
               Interest Period for such Advance current at the relevant
               Retention Date and, for this purpose, the expression "APPLICABLE
               FRACTION" in relation to each Interest Period shall mean a fraction having a numerator of one and a denominator equal to the number of Retention Dates falling within the relevant Interest
               Period;

          "RETENTION DATES" means, in relation to each Advance, the date falling thirty (30) days after the Drawdown Date of such Advance and each of the dates falling at monthly intervals after such date and prior to the final Repayment Date of such Advance;

          "SECURITY AGENT" means National Bank of Greece S.A. of 86 Aeolou
          Street, 102 32 Athens, Greece acting for the purposes of this
          Agreement through its branch at 2 Bouboulinas Street & Akti Miaouli,
          185 35 Piraeus, Greece (or of such other address as may last have been notified to the other parties to this Agreement pursuant to clause
          17.1.3) or such other person as may be appointed as security agent and trustee by the Banks, the Agent, the Swap Provider and the Account
          Bank pursuant to the relevant provisions of the Agency Agreement;

          "SECURITY DOCUMENTS" means this Agreement, the Master Swap Agreement, the Mortgages, the Deeds of Covenant, the Retention Account Pledge,
          the Manager's Undertakings, the Agency Agreement, the LTC Contract
          Assignment and any other documents as may have been or shall from time to time after the date of this Agreement be executed to guarantee and/or secure all or any part of the Loan, interest thereon and other moneys from time to time owing by the Borrowers pursuant to this
          Agreement (whether or not any such document also secures moneys from time to time owing pursuant to any other document or agreement);

          "SECURITY PARTY" means the Borrowers, the Manager or any other person who may at any time be a party to any of the Security Documents (other than the Creditors);

          "SECURITY REQUIREMENT" means the amount in Dollars (as certified by the Agent whose certificate shall, in the absence of manifest error, be conclusive and binding on the Borrowers and the Banks) which is at any relevant time (a) when there is no Swap Exposure, One hundred and seventeen point six per cent (117.6%) of the Loan and (b) when there is Swap Exposure, One hundred and eleven point eleven per cent
          (111.11%) of the aggregate of (i) the Loan and (ii) the Swap Exposure at such time;

          "SECURITY VALUE" means the amount in Dollars (as certified by the
          Agent whose certificate shall, in the absence of manifest error, be conclusive and binding on the Borrowers and the Banks) which, at any relevant time, is the aggregate of (i) the market value of the
          Mortgaged Ships as most recently determined in accordance with clause
          8.2.2 and (ii) the market value of any additional security for the time being actually provided to any of the Creditors pursuant to clause 8.2;

                                       11

          "SHIPS" means, together, the Figaro Ship, the Magic Ship, the Nuse
          Ship, the Vague Ship, the Zoom Ship and the Newbuilding and "SHIP"
          means any of them;

          "SHIP SECURITY DOCUMENTS" means:

          (a)  in respect of the Figaro Ship, the Figaro Mortgage, the Figaro
               Deed of Covenant and the relevant Manager's Undertaking; or

          (b)  in respect of Magic Ship, the Magic Mortgage, the Magic Deed of
               Covenant and the relevant Manager's Undertaking; or

          (c)  in respect of Nuse Ship, the Nuse Mortgage, the Nuse Deed of
               Covenant and the relevant Manager's Undertaking; or

          (d)  in respect of Vague Ship, the Vague Mortgage, the Vague Deed of
               Covenant and the relevant Manager's Undertaking; or

          (e)  in respect of Zoom Ship, the Zoom Mortgage, the Zoom Deed of
               Covenant and the relevant Manager's Undertaking; or

          (f)  in respect of the Newbuilding, the Ocean Mortgage, the Ocean Deed
               of Covenant and the relevant Manager's Undertaking;

          "SMC" means a safely management certificate issued in respect of a
          Ship in accordance with rule 13 of the Code;

          "SPILL" means any actual or threatened emission, spill, release or discharge of a pollutant into the environment;

          "SUBSIDIARY" of a person means any company or entity directly or indirectly controlled by such person, and for this purpose "CONTROL"
          means either the ownership of more than fifty per cent (50%) of the voting share capital (or equivalent rights of ownership) of such company or entity or the power to direct its policies and management, whether by contract or otherwise;

          "SWAP EXPOSURE" means, as at any relevant time, in the absence of manifest error, the amount certified by the Swap Provider to the Agent to be the aggregate net amount in Dollars which would be payable by the Borrowers to the Swap Provider under (and calculated in accordance with) section 6(e) (Payments on Early Termination) of the Master Swap
          Agreement if an Early Termination Date had occurred at the relevant time in relation to all continuing Designated Transactions;

          "SWAP PROVIDER" means National Bank of Greece S.A. of 86 Aeolou
          Street, 102 32 Athens, Greece acting for the purposes of this
          Agreement through its branch at 2 Bouboulinas Street & Akti Miaouli,
          185 35 Piraeus, Greece (or of such other address as may last have been notified to the other parties to this Agreement pursuant to clause
          17.1.3) and includes its successors in title;

          "TAXES" includes all present and future taxes, levies, imposts, duties, fees or charges of whatever nature together with interest thereon and penalties in respect thereof and "TAXATION" shall be construed accordingly;

          "TERMINATION DATE" means (a) in the case of the Refinancing Advance,
          17 July 2003 and (b) in the case of the Newbuilding Advance, 31 March
          2004, or, in each case, such later date as the Agent (acting on the instructions of the Majority Banks) in its absolute discretion may agree in writing;

          "TOTAL COMMITMENT" means, at any relevant time, the total of the
          Commitments of all the Banks at such time as reduced by any relevant term of this Agreement;

                                       12

          "TOTAL LOSS" in relation to a Ship means:

          (a)       actual, constructive, compromised or arranged total loss of such Ship; or

          (b)       the Compulsory Acquisition of such Ship; or

          (c)       the hijacking, theft, condemnation, capture, seizure,
                    arrest, detention or confiscation of such Ship (other than where the same amounts to the Compulsory Acquisition of such
                    Ship) by any Government Entity, or by persons acting or
                    purporting to act on behalf of any Government Entity, unless such Ship be released and restored to the relevant Borrower from such hijacking, theft, condemnation, capture, seizure, arrest, detention or confiscation within thirty (30) days
                    after the occurrence thereof;

          "TRANSACTION" has the meaning given to it in the Master Swap
          Agreement;

          "TRANSFEREE BANK" has the meaning ascribed thereto in clause 15.3;

          "TRANSFEROR BANK" has the meaning ascribed thereto in clause 15.3;

          "TRANSFER CERTIFICATE" means a certificate in substantially the form set out in schedule 4;

          "UNDERLYING DOCUMENTS" means, together, the Contract, the LTC Contract and the Management Agreements and "UNDERLYING DOCUMENT" means any of them;

          "VAGUE BORROWER" means Vague Shipping Ltd of 13/16 Vincenti Buildings,
          Strait Street, Valletta, Malta and includes its successors in title;

          "VAGUE DEED OF COVENANT" means the deed of covenant collateral to the
          Vague Mortgage executed or (as the context may require) to be executed by the Vague Borrower in favour of the Security Agent in the form set out in schedule 6;

          "VAGUE MANAGEMENT AGREEMENT" means the agreement dated 11 April 2003 in respect of the Vague Ship made between the Vague Borrower and the
          Manager or any other agreement previously approved in writing by the
          Agent between the Vague Borrower and the Manager providing (inter alia) for the Manager to manage the Vague Ship;

          "VAGUE MORTGAGE" means a first priority Maltese statutory mortgage of the Vague Ship executed or (as the context may require) to be executed by the Vague Borrower in favour of the Security Agent in the form set out in schedule 5;

          "VAGUE OPERATING ACCOUNT" means an interest bearing Dollar account of the Vague Borrower opened or (as the context may require) to be opened with the Account Bank and includes any sub-accounts thereof and any other account designated in writing by the Agent to be a Vague
          Operating Account for the purpose of this Agreement;

          "VAGUE SHIP" means the vessel m.v. Agamemnon owned by the Vague
          Borrower and registered through the Registry under the laws and flag of the Flag State;

          "ZOOM BORROWER" means Zoom Shipping Ltd of 13/16 Vincenti Buildings,
          Strait Street, Valletta, Malta and includes its successors in title;

          "ZOOM DEED OF COVENANT" means the deed of covenant collateral to the
          Zoom Mortgage executed or (as the context may require) to be executed by the Zoom Borrower in favour of the Security Agent in the form set out in schedule 6;

          "ZOOM MANAGEMENT AGREEMENT" means the agreement dated 11 April 2003 in respect of the Zoom Ship made between the Zoom Borrower and the
          Manager or any other agreement previously approved in writing by the
          Agent between the Zoom Borrower and the Manager providing (inter alia)
          for the Manager to manage the Zoom Ship;

                                       13

          "ZOOM MORTGAGE" means a first priority Maltese statutory mortgage of the Zoom Ship executed or (as the context may require) to be executed by the Zoom Borrower in favour of the Security Agent in the form set out in schedule 5;

          "ZOOM OPERATING ACCOUNT" means an interest bearing Dollar account of the Zoom Borrower opened or (as the context may require) to be opened with the Account Bank and includes any sub-accounts thereof and any other account designated in writing by the Agent to be a Zoom
          Operating Account for the purpose of this Agreement; and

          "ZOOM SHIP" means the vessel m.v. Achilleas owned by the Zoom Borrower and registered through the Registry under the laws and flag of the
          Flag State.

1.3       Headings

          Clause headings and the table of contents are inserted for convenience of reference only and shall be ignored in the interpretation of this
          Agreement.

1.4       CONSTRUCTION OF CERTAIN TERMS

          In this Agreement, unless the context otherwise requires:

1.4.1     references to clauses and schedules are to be construed as references to clauses of, and schedules to, this Agreement and references to this
          Agreement include its schedules;

1.4.2     references to (or to any specified provision of) this Agreement or any other document shall be construed as references to this Agreement, that provision or that document as in force for the time being and as amended in accordance with terms thereof, or, as the case may be, with the agreement of the relevant parties;

1.4.3     references to a "REGULATION" include any present or future regulation, rule, directive, requirement, request or guideline (whether or not having the force of law) of any agency, authority, central bank or government department or any self-regulatory or other national or supra-national authority;

1.4.4     words importing the plural shall include the singular and vice versa;

1.4.5     references to a time of day are to London time;

1.4.6     references to a person shall be construed as references to an individual, firm, company, corporation, unincorporated body of persons or any Government Entity;

1.4.7     references to a "GUARANTEE" include references to an indemnity or other assurance against financial loss including, without limitation, an obligation to purchase assets or services as a consequence of a default by any other person to pay any Indebtedness and "GUARANTEED"
          shall be construed accordingly; and

1.4.8     references to any enactment shall be deemed to include references to such enactment as re-enacted, amended or extended.

1.5       MAJORITY BANKS

          Where this Agreement provides for any matter to be determined by reference to the opinion of the Majority Banks or to be subject to the consent or request of the Majority Banks or for any action to be taken on the instructions in writing of the Majority Banks, such opinion, consent, request or instructions shall (as between the Banks) only be regarded as having been validly given or issued by the Majority Banks if all the Banks shall have received prior notice of the matter on which such opinion, consent, request or instructions are required to be obtained and the relevant majority of Banks shall have given or issued such opinion, consent, request or instructions but so that (as between the Borrowers and the Banks) the Borrowers shall be

                                       14

          entitled (and bound) to assume that such notice shall have been duly received by each Bank and that the relevant majority shall have been obtained to constitute Majority Banks whether or not this is in fact the case.

1.6       BANKS' COMMITMENT

          For the purposes of the definition of "MAJORITY BANKS" in clause 1.2 and the relevant provisions of the Agency Agreement, references to the
          Commitment of a Bank shall, if the Total Commitment has, at any relevant time, been reduced to zero, be deemed to be a reference to the Commitment of that Bank immediately prior to such reduction to zero.

2         THE TOTAL COMMITMENT AND THE ADVANCES

2.1       AGREEMENT TO LEND

          The Banks, relying upon each of the representations and warranties in clause 7, agree to lend to the Borrowers, jointly and severally, in up to two (2) Advances upon and subject to the terms of this Agreement the principal sum of up to $53,250,000. The obligation of each Bank under this Agreement shall be to contribute that proportion of each
          Advance which, as at the Drawdown Date of such Advance, its Commitment bears to the Total Commitment. The Loan will be granted in freely converted currency in accordance with the provisions of the decision number 187/1/19.10.1978 of the Credits Sub-Committee of the Greek
          Currency Committee published in the Greek Government Gazette (Section
          A issue No. 195(978)).

2.2       OBLIGATIONS SEVERAL

          The obligations of the Banks under this Agreement are several according to their respective Commitments and/or Contributions; the failure of any Bank to perform such obligations or the failure of the
          Swap Provider to perform its obligations under the Master Swap
          Agreement shall not relieve any other Creditor or the Borrowers or any of them of any of their respective obligations or liabilities under this Agreement or, as the case may be, the Master Swap Agreement nor shall any Creditor be responsible for the obligations of any Bank
          (except for its own obligations, if any, as a Bank) or the Swap
          Provider nor shall any Bank be responsible for the obligations of any other Bank or the Swap Provider under this Agreement or the Master
          Swap Agreement.

2.3       INTERESTS SEVERAL

          Notwithstanding any other term of this Agreement (but without prejudice to the provisions of this Agreement relating to or requiring action by the Majority Banks) the interests of the Creditors are several and the amount due to any Creditor is a separate and independent debt. Each Creditor shall have the right to protect and enforce its rights arising out of this Agreement and it shall not be necessary for any other Creditor to be joined as an additional party in any proceedings for this purpose.

2.4       DRAWDOWN

          Subject to the terms and conditions of this Agreement, each Advance shall be made to the Borrowers following receipt by the Agent from the
          Borrowers of a Drawdown Notice not later than 10 a.m. (Greek time) on the third Banking Day before the proposed Drawdown Date for such
          Advance which shall be a Banking Day falling within the relevant
          Drawdown Period. A Drawdown Notice shall be effective on actual receipt by the Agent and, once given, shall, subject as provided in clause 3.6.1, be irrevocable.

2.5       TIMING AND LIMITATION OF ADVANCES

2.5.1     The aggregate amount of the Advances shall not exceed $53,250,000.

                                       15

2.5.2     (a)  The refinancing Advance shall be made solely for the purpose of refinancing the Existing Indebtedness; and

          (b)  the Newbuilding Advance shall be made solely for the purpose of paying part of the Contract Price for the Newbuiiding and shall only be made available on the Delivery Date.

2.5.3     Each Advance shall be made in accordance with clause 6.2 and the amount of each Advance shall be as follows:

          (a)  the amount of the Refinancing Advance shall not exceed the lesser of (i) $25,650,000 and (ii) the Existing Indebtedness; and

          (b)  the aggregate amount of the Newbuilding Advance shall not exceed the lesser of (i) $27,600,000, (ii) eighty per cent (80%) of the
               Contract Price and (iii) eighty per cent (80%) of the market value of the Newbuilding (as determined pursuant to the valuation obtained as condition precedent to the drawdown of such Advance at the Delivery Date) and:

               (i)  the Delivery Tranche shall not exceed the lesser of (a)
                    $25,875,000, (b) seventy-five per cent (75%) of the Contract
                    Price and (c) seventy-five per cent (75%) of the market
                    value of the Newbuilding (as determined pursuant to the
                    valuation obtained as condition precedent to the drawdown of such Advance at the Delivery Date); and

               (ii) the LTC Tranche shall not exceed the lesser of (a)
                    $1,725,000, (b) five per cent (5%) of the Contract Price and
                    (c) five per cent (5%) of the market value of the
                    Newbuilding (as determined pursuant to the valuation
                    obtained as condition precedent to the drawdown of such
                    Advance at the Delivery Date).

2.5.4     The LTC Tranche may only be drawn down simultaneously with the
          Delivery Tranche.

2.5.5     The Newbuilding Advance may not be drawn down unless the Refinancing
          Advance has been drawn down.

2.6       AVAILABILITY

          Upon receipt of a Drawdown Notice complying with the terms of this
          Agreement, the Agent shall promptly notify each Bank and, subject to the provisions of clause 8.3.15, each Bank shall make available to the
          Agent its portion of the relevant Advance for payment by the Agent in accordance with clause 6.2. The Borrowers acknowledge that payment of the Newbuilding Advance to the Builder shall satisfy the obligation of the Banks to lend that Advance to the Borrowers under this Agreement.

2.7       TERMINATION OF TOTAL COMMITMENT

          Any part of the Total Commitment which remains undrawn and uncancelled by its relevant Termination Date shall thereupon be automatically cancelled.

2.8       APPLICATION OF PROCEEDS

          Without prejudice to the Borrowers' obligations under clause 8.1.3, none of the Creditors shall have any responsibility for the application of the proceeds of the Loan by the Borrowers.

2.9       SWAP TRANSACTIONS

2.9.1     If, at any time during the Security Period (as defined in the Ship
          Security Documents), the Borrowers wish to enter into interest rate swap transactions so as to hedge all or any part of their exposure under this Agreement to interest rate fluctuations, they shall advise the Swap

                                       16

          Provider in writing; Provided that at no time shall the Borrowers be obliged to enter into any such interest rate swap transactions.

2.9.2     Any such swap transaction shall be concluded with the Swap Provider under the Master Swap Agreement provided however that no such swap transaction shall be concluded unless the Swap Provider first agrees to it in writing. For the avoidance of doubt, other than the Swap
          Provider's agreement in writing referred to in the preceding sentence no prior approval is required by the Borrowers from all or any of the
          Banks, the Agent, the Security Agent or the Account Bank before concluding any such swap transaction. If and when any such swap transaction has been concluded, it shall constitute a Designated
          Transaction, and the Borrowers shall sign a Confirmation with the Swap
          Provider and advise the Banks through the Agent promptly after concluding any Designated Transaction.

3         INTEREST AND INTEREST PERIODS

3.1       NORMAL INTEREST RATE

          The Borrowers shall pay interest on each Advance or, as the case may be, the Loan in respect of each Interest Period relating thereto on each Interest Payment Date (or, in the case of Interest Periods of more than six (6) months, by instalments, the first instalment six (6)
          months from the commencement of the Interest Period and the subsequent instalments at intervals of six (6) months or, if shorter, the period from the date of the preceding instalment until the Interest Payment
          Date relative to such Interest Period) at the rate per annum determined by the Agent to be the aggregate of (a) the Margin and (b)
          LIBOR for such Interest Period.

3.2       SELECTION OF INTEREST PERIODS

          The Borrowers may by notice received by the Agent not later than 10
          a.m. (Greek time) on the third Banking Day before the beginning of each Interest Period specify whether such Interest Period shall have a duration of one (1), three (3), six (6), nine (9) or twelve (12)
          months or such other shorter period as the Borrowers may select and the Agent (acting on the instructions of the Majority Banks) may, in its absolute discretion, agree.

3.3       DETERMINATION OF INTEREST PERIODS

          Every Interest Period shall be of the duration specified by the
          Borrowers pursuant to clause 3.2 but so that:

3.3.1     the initial Interest Period in respect of each Advance shall commence on the date such Advance is made and each subsequent Interest Period in respect of such Advance shall commence on the last day of the previous Interest Period in respect of such Advance;

3.3.2     if any Interest Period would otherwise overrun a Repayment Date for an
          Advance, then, in the case of the last Repayment Date for such
          Advance, such Interest Period shall end on such Repayment Date, and in the case of any other Repayment Date or Repayment Dates for such
          Advance, such Advance shall be divided into parts so that there is one part in the amount of the repayment instalment due on each Repayment
          Date for such Advance failing during that Interest Period and having an Interest Period ending on the relevant Repayment Date for such
          Advance and another part in the amount of the balance of such Advance having an Interest Period ascertained in accordance with clause 3.2 and the other provisions of this clause 3.3; and

3.3.3     if the Borrowers fail to specify the duration of an Interest Period in accordance with the provisions of clause 3.2 and this clause 3.3 such
          Interest Period shall have a duration of six (6) months or such other period as shall comply with this clause 3.3.

3.4       DEFAULT INTEREST

                                       17

          If the Borrowers fail to pay any sum (including, without limitation, any sum payable pursuant to this clause 3.4) on its due date for payment under any of the Security Documents, the Borrowers shall pay interest on such sum on demand from the due date up to the date of actual payment (as well after as before judgment) at a rate determined by the Agent pursuant to this clause 3.4. The period beginning on such due date and ending on such date of payment shall be divided into successive periods of not more than six (6) months as selected by the
          Agent each of which (other than the first, which shall commence on such due date) shall commence on the last day of the preceding such period. The rate of interest applicable to each such period shall be the aggregate (as determined by the Agent) of (a) two per cent (2%)
          per annum, (b) the Margin and (c) LIBOR for such period. Such interest shall be due and payable on the last day of each such period as determined by the Agent and each such day shall, for the purposes of this Agreement, be treated as an Interest Payment Date, provided that if such unpaid sum is an amount of principal which became due and payable by reason of a declaration by the Agent under clause 10.2.2 or a prepayment pursuant to clauses 4.3, 8.2.1 or 12.1, on a date other than an Interest Payment Date relating thereto, the first such period selected by the Agent shall be of a duration equal to the period between the due date of such principal sum and such Interest Payment
          Date and interest shall be payable on such principal sum during such period at a rate of two per cent (2%) above the rate applicable thereto immediately before it shall have become so due and payable.
          If, for the reasons specified in clause 3.6.1, the Agent is unable to determine a rate in accordance with the foregoing provisions of this clause 3.4, each Bank shall promptly notify the Agent of the cost of funds to such Bank and interest on any sum not paid on its due date for payment shall be calculated at a rate determined by the Agent to be two per cent (2%) per annum above the aggregate of the Margin and the cost of funds to such Bank.

3.5       NOTIFICATION OF INTEREST PERIODS AND INTEREST RATE

          The Agent shall notify the Borrowers and the Banks promptly of the duration of each Interest Period and of each rate of interest (or, as the case may be default interest) determined by it under this clause
          3.

3.6       MARKET DISRUPTION; NON-AVAILABILITY

3.6.1     If and whenever, at any time prior to the commencement of any Interest
          Period:

          (a)  the Agent shall have determined (which determination shall, in the absence of manifest error, be conclusive) that adequate and fair means do not exist for ascertaining LIBOR during such
               Interest Period;

          (b)  that, where applicable, the Reference Bank does not supply the
               Bank with a quotation for the purpose of calculating LIBOR; or

          (c)  the Agent shall have received notification from Banks with
               Contributions aggregating not less than one-third of the Loan or
               (prior to the Drawdown Date of the first Advance to be drawn down) the Total Commitment, that deposits in Dollars are not available to such Banks in the London Interbank Market in the ordinary course of business in sufficient amounts to fund the
               Loan or their Contributions for such Interest Period.

          the Agent shall forthwith give notice (a "DETERMINATION NOTICE")
          thereof to the Borrowers and to each of the Banks and the Swap
          Provider. A Determination Notice shall contain particulars of the relevant circumstances giving rise to its issue. After the giving of any Determination Notice the undrawn amount of the Total Commitment shall not be borrowed until notice to the contrary is given to the
          Borrowers by the Agent.

3.6.2     During the period of ten (10) days after any Determination Notice has been given by the Agent under clause 3.6.1, each Bank shall certify an alternative basis (the "ALTERNATIVE BASIS") for maintaining its
          Contribution. The Alternative Basis may at each Bank's sole and unfettered discretion (without limitation) include alternative interest periods, alternative currencies or alternative rates of interest but shall include a margin above the cost of funds to such
          Bank equivalent to the Margin. Each Alternative Basis so certified shall be binding upon the Borrowers, and shall take effect in accordance with its terms from the date

                                       18

          specified in the Determination Notice until such time as the Agent notifies the Borrowers that none of the circumstances specified in clause 3.6.1 continues to exist whereupon the normal interest rate fixing provisions of this Agreement shall apply.

4         REPAYMENT AND PREPAYMENT

4.1       REPAYMENT

4.1.1     The Borrowers shall repay the Refinancing Advance by eight (8)
          instalments, one such instalment to be repaid on each of the relevant
          Repayment Dates for such Advance. Subject to the provisions of this
          Agreement, the amount of each of the first two instalments shall be
          $2,960,000, the amount of each of the third to the seventh instalments shall be $2,470,000 and the amount of the final instalment shall be
          $7,380,000 (comprising a repayment instalment of $2,470,000 and a balloon instalment of $4,910,000 (the "REFINANCING BALLOON")). If less than $25,650,000 is drawn down in respect of the Refinancing Advance, the amount of such repayment instalments (including the Refinancing
          Balloon) shall be reduced proportionately.

4.1.2     (i) In the event that the LTC Tranche is not drawn down, the Borrowers shall repay the Newbuilding Advance by twenty (20) instalments.
          Subject to the provisions of this Agreement, the amount of each such instalment, other than the final Instalment, shall be $880,000 and the amount of the final instalment shall be $9,155,000 (comprising a repayment instalment of $880,000 and a balloon instalment of
          $8,275,000 (the "NEWBUILDING BALLOON")). If less than $25,875,000 is drawn down in respect of the Newbuilding Advance, the amount of such repayment instalments (including the Newbuilding Balloon) shall be reduced proportionately.

          (ii) In the event that the LTC Tranche is drawn down, the Borrowers shall repay the Newbuilding Advance by twenty (20) instalments.
          Subject to the provisions of this Agreement, the amount of each of the first four instalments shall be $1,311,250, the amount of each of the fifth to the nineteenth instalments shall be $880,000 and the amount of the final instalment shall be $9,155,000 (comprising a repayment instalment of $880,000 and the Newbuilding Balloon). If more than
          $25,875,000 but less than $27,600,000 is drawn down in respect of the
          Newbuilding Advance, the amount of such repayment instalments and the
          Newbuilding Balloon shall be reduced proportionately.

4.2       VOLUNTARY PREPAYMENT

          The Borrowers may prepay the Loan or an Advance in whole or part (such part being in an amount of $100,000 or any larger sum which is an integral multiple of $100,000) on any Interest Payment Date relating to the part of the Loan to be repaid without premium or penalty subject always to their obligations under clause 4.5.

4.3       PREPAYMENT ON TOTAL LOSS AND SALE OR

4.3.1     Before drawdown

          On the Newbuilding becoming a Total Loss (or suffering damage or being involved in an incident which in the opinion of the Agent may result in the Newbuilding being subsequently determined to be a Total Loss)
          before the Newbuilding Advance is drawn down, the obligation of the
          Banks to advance the Newbuilding Advance shall immediately cease and the Total Commitment shall be reduced by the amount of the Newbuilding
          Advance.

4.3.2     After drawdown

          On the date one hundred and twenty (120) days after that on which a
          Mortgaged Ship became a Total Loss or immediately prior to the completion of the sale of a Mortgaged Ship or, if earlier, on the date upon which the insurance proceeds in respect of such Total Loss are, or Requisition Compensation (as defined in the relevant Ship Security
          Documents) is,

                                       19

          received by the relevant Borrower (or the Security Agent pursuant to the Security Documents), the Borrowers shall prepay such proportion of the Loan as the Agent shall require.

4.3.3     For the purpose of this Agreement, a Total Loss shall be deemed to have occurred:

          (a)  in the case of an actual total loss of a Ship on the actual date and at the time such Ship was lost or, if such date is not known, on the date on which such Ship was last reported;

          (b)  in the case of a constructive total loss of a Ship, upon the date and at the time notice of abandonment of such Ship is given to the insurers of such Ship for the time being;

          (c)  in the case of a compromised or arranged total loss of a Ship, on the date upon which a binding agreement as to such compromised or arranged total loss has been entered into by the insurers of such
               Ship;

          (d)  in the case of Compulsory Acquisition, on the date upon which the relevant requisition of title or other compulsory acquisition occurs; and

          (e)  in the case of hijacking, theft, condemnation, capture, seizure, arrest, detention or confiscation of a Ship (other than where the same amounts to Compulsory Acquisition of such Ship) by any
               Government Entity, or by persons purporting to act on behalf of any Government Entity, which deprives the relevant Borrower of the use of such Ship for more than thirty (30) days, upon the expiry of the period of thirty (30) days after the date upon which the relevant hijacking, theft, condemnation, capture, seizure, arrest, detention or confiscation occurred.

4.4       NEWBUILDING ADVANCE - DEFERRAL OPTION

4.4.1     Subject to the other provisions of this clause 4.4, the Borrowers may, at any time after the date falling twenty-four (24) months after the
          Drawdown Date of the Newbuilding Advance, elect to defer the payment in full (but not in part) of up to two (2) of the relevant repayment instalments (other than the final instalment) of the Newbuilding
          Advance referred to in clause 4.1.2 which are non-consecutive.

4.4.2     Any repayment instalment which has been deferred pursuant to this clause 4.4, shall be added to, and repaid together with, the
          Newbuilding Balloon.

4.4.3     If any repayment instalment shall be deferred pursuant to this clause
          4.4, the date on which such instalment would have been due in accordance with clause 4.1 but for the exercise by the Borrowers of such deferral option, shall be deemed not to be a Repayment Date.

4.4.4     The deferral option shall be exercisable by a written irrevocable notice from the Borrowers to the Agent (a "DEFERRAL NOTICE"), specifying the relevant repayment instalment to be deferred and the
          Borrowers shall send such Deferral Notice to the Agent not later than fifteen (15) Banking Days prior to the Repayment Date immediately preceding the date on which the repayment instalment to be deferred would, but for such deferral, have been payable.

4.4.5     The instalment referred to in a Deferral Notice shall only be deferred pursuant to clause 4.4.1 if (a) the Deferral Notice is received by the
          Agent not later than the relevant date specified in clause 4.4.4, (b)
          no Default shall have occurred, (c) the Agent (acting on the instructions of the Majority Banks) shall determine in its sole discretion that (i) at the time of receipt of the Deferral Notice by the Agent, the freight rates then available in the market for vessels of the same type and specification as the Newbuilding are less than what is required by the Borrowers in order to service their principal and interest payments in respect of the Newbuilding Advance under this
          Agreement and to pay the operating expenses of the Newbuilding, in each case as at such time and (ii) that such rates are likely to remain at such levels for the foreseeable future and (d) the Agent confirms in writing to the Borrowers its agreement to the deferral referred to in the relevant Deferral Notice.

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4.5       AMOUNTS PAYABLE ON PREPAYMENT

          Any prepayment of all or part of the Loan under this Agreement shall be made together with:

4.5.1     accrued interest on the amount to be prepaid to the date of such prepayment;

4.5.2     any additional amount payable under clause 6.6.1 or 12.2; and

4.5.3     all other sums payable by the Borrowers to the Creditors under this
          Agreement or any of the other Security Documents including, without limitation, any accrued commitment commission payable under clause
          5.1.3 and any amounts payable under clause 11.

4.6       NOTICE OF PREPAYMENT; REDUCTION OF REPAYMENT INSTALMENTS

          No prepayment may be effected under clause 4.2 unless the Borrowers shall have given the Agent at least ten (10) days, prior written notice of their intention to make such prepayment. Every notice of prepayment shall be effective only on actual receipt by the Agent, shall be irrevocable, shall specify the amount to be prepaid, the
          Advance in respect of which such prepayment is made and shall oblige the Borrowers to make such prepayment on the date specified. No amount prepaid may be reborrowed. Any amount prepaid pursuant to clauses 4.2,
          4.3 or 8.2.1 shall be applied in reducing the relevant repayment instalments and the relevant Balloon Instalment under clause 4.1 in inverse order of their due dates for payment. The Borrowers may not prepay the Loan or any part thereof save as expressly provided in this
          Agreement.

4.7       CANCELLATION OF TOTAL COMMITMENT

          The Borrowers may, at any time before the relevant Termination Date, by notice to the Bank (effective only on actual receipt), cancel with effect from a date not less than fifteen (15) days after the receipt by the Bank of such notice the whole or any part of the Total
          Commitment relating to any undrawn and uncancelled part of the Total
          Commitment which has not been the subject of a Drawdown Notice already sent to the Bank. Any such notice of cancellation shall be irrevocable, once given and shall specify which Advance the cancellation relates to.

4.8       UNWINDING OF DESIGNATED TRANSACTIONS

          On or prior to any repayment or prepayment of all or part of the Loan
          (including, without limitation, pursuant to clause 4.3 following a
          Total Loss, pursuant to clauses 4.2 or 8.2.1(a) or any other provision of this Agreement), the Borrowers shall upon the request of the Agent wholly or partially reverse, offset, unwind, cancel, close out, net out or otherwise terminate one or more of the continuing
          Designated Transactions so that the notional principal amount of the continuing Designated Transactions thereafter remaining does not and will not in the future (taking into account the scheduled
          amortisation) exceed the amount of the Loan as reducing from time to time thereafter pursuant to clause 4.1.

5         FEES, COMMITMENT COMMISSION AND EXPENSES

5.1       FEES

          The Borrowers shall pay to the Agent:

5.1.1     for its own account, on the first Drawdown Date and at yearly intervals thereafter, an agency fee of $5,000 per annum;

5.1.2     for distribution to the Banks pro rata according to their respective
          Commitments, an arrangement fee of $159,750 which has been paid on 30
          May 2003; and

5.1.3     for distribution to the Banks pro rata according to their respective
          Commitments, on each of the dates falling at three (3) monthly intervals after the date of this Agreement until the last

                                       21

          day of the Drawdown Period for the Newbuilding Advance and on the last day of such Drawdown Period, commitment commission computed from 26
          May 2003 (in the case of the first payment of commitment commission)
          and from the date of the preceding payment of commission (in the case of each subsequent payment), at the rate of zero point three per cent
          (0.3%) per annum on the daily undrawn amount of the Newbuilding
          Advance.

          The fees referred to in clauses 5.1.1 and 5.1.2 and the commitment commission referred to in clause 5.1.3 shall be payable by the
          Borrowers, whether or not any part of the Total Commitment is ever advanced and shall be, in each case, non-refundable.

5.2       EXPENSES

          The Borrowers shall pay to the Agent on a full indemnity basis on demand all expenses (including legal, printing and out-of-pocket expenses) incurred by the Creditors or any of them:

5.2.1     in connection with the negotiation, preparation, execution and, where relevant, registration of the Security Documents and of any amendment or extension of or the granting of any waiver or consent under, any of the Security Documents and the syndication of the Loan; and

5.2.2     in contemplation of, or otherwise in connection with, the enforcement of, or preservation of any rights under, any of the Security
          Documents, or otherwise in respect of the moneys owing under any of the Security Documents,

          together with interest at the rate referred to in clause 3.4 from the date on which such expenses were incurred to the date of payment (as well after as before judgment).

5.3       VALUE ADDED TAX

          All fees and expenses payable pursuant to this clause 5 shall be paid together with value added tax or any similar tax (if any) properly chargeable thereon. Any value added tax chargeable in respect of any services supplied by the Creditors or any of them under this Agreement shall, on delivery of the value added tax invoice, be paid in addition to any sum agreed to be paid hereunder.

5.4       STAMP AND OTHER DUTIES

          The Borrowers shall pay all stamp, documentary, registration or other like duties or taxes (including any duties or taxes payable by any of the Creditors) imposed on or in connection with any of the Underlying
          Documents, the Security Documents or the Loan and shall indemnify the
          Creditors or any of them against any liability arising by reason of any delay or omission by the Borrowers to pay such duties or taxes.

6         PAYMENTS AND TAXES; ACCOUNTS AND CALCULATIONS

6.1       NO SET-OFF OR COUNTERCLAIM

          The Borrowers acknowledge that in performing their respective obligations under this Agreement, the Banks will be incurring liabilities to third parties in relation to the funding of amounts to the Borrowers, such liabilities matching the liabilities of the
          Borrowers to the Banks and that it is reasonable for the Banks to be entitled to receive payments from the Borrowers gross on the due date in order that each of the Banks is put in a position to perform its matching obligations to the relevant third parties. Accordingly all payments to be made by the Borrowers under any of the Security
          Documents shall be made in full, without any set-off or counterclaim whatsoever and, subject as provided in clause 6.6.1, free and clear of any deductions or withholdings, in Dollars on the due date to the account of the Agent at such bank in such place as the Agent may from time to time specify for this purpose. Save as otherwise provided in this Agreement or any relevant Security Documents such payments shall be for the account of all Banks and the Agent shall distribute such payments in like funds as are received by the Agent

                                       22

          to the Banks rateably in accordance with their respective Commitment or Contribution, as the case may be.

6.2       PAYMENT BY THE BANKS

          All sums to be advanced by the Banks to the Borrowers under this
          Agreement shall be remitted in Dollars on the relevant Drawdown Date for the relevant Advance to the account of the Agent at such bank as the Agent may have notified to the Banks and shall be paid by the
          Agent to the account specified in the relevant Drawdown Notice for such Advance.

6.3       NON-BANKING DAYS

          When any payment under any of the Security Documents would otherwise be due on a day which is not a Banking Day, the due date for payment shall be extended to the next following Banking Day unless such
          Banking Day falls in the next calendar month in which case payment shall be made on the immediately preceding Banking Day.

6.4       CALCULATIONS

          All interest and other payments of an annual nature under any of the
          Security Documents shall accrue from day to day and be calculated on the basis of actual days elapsed and a 360 day year.

6.5       CERTIFICATES CONCLUSIVE

          Any certificate or determination of the Agent as to any rate of interest or any other amount pursuant to and for the purposes of any of the Security Documents shall, in the absence of manifest error, be conclusive and binding on the Borrowers and on the Banks.

6.6       GROSSING-UP FOR TAXES - BY THE BORROWERS

6.6.1     If at any time the Borrowers or any of them are required to make any deduction or withholding in respect of Taxes from any payment duly under any of the Security Documents for the account of any Creditor or if the Agent or the Security Agent is required to make any deduction or withholding from a payment to another Creditor or withholding in respect of Taxes from any payment due under any of the Security
          Documents, the sum due from the Borrowers or any of them in respect of such payment shall be increased to the extent necessary to ensure that, after the making of such deduction or withholding, the relevant
          Creditor receives on the due date for such payment (and retains, free from any liability in respect of such deduction or withholding), a net sum equal to the sum which it would have received had no such deduction or withholding been required to be made and the Borrowers shall indemnify each Creditor against any losses or costs incurred by it by reason of any failure of the Borrowers or any of them to make any such deduction or withholding or by reason of any increased payment not being made on the due date for such payment. The Borrowers shall promptly deliver to the Agent any receipts, certificates or other proof evidencing the amounts (if any) paid or payable in respect of any deduction or withholding as aforesaid.

6.6.2     For the avoidance of doubt, clause 6.6.1 does not apply in respect of sums due from the Borrowers to the Swap Provider under or in connection with the Master Swap Agreement as to which sums the provisions of section 2(d) (Deduction or Withholding for Tax) of the
          Master Swap Agreement shall apply.

6.7       GROSSING-UP FOR TAXES - BY THE BANKS

          If at any time a Bank is required to make any deduction or withholding in respect of Taxes from any payment due under any of the Security
          Documents for the account of the Agent or the Security Agent, the sum due from such Bank in respect of such payment shall be increased to the extent necessary to ensure that, after the making of such deduction or withholding, the Agent or, as the case may be, the
          Security Agent receives on the due date for such payment

                                       23

          (and retains free from any liability in respect of such deduction or withholding) a net sum equal to the sum which it would have received had no such deduction or withholding been required to be made and each
          Bank shall indemnify the Agent and the Security Agent against any losses or costs incurred by it by reason of any failure of such Bank to make any such deduction or withholding or by reason of any increased payment not being made on the due date for such payment.

6.8       LOAN ACCOUNT

          Each Bank shall maintain, in accordance with its usual practice, an account or accounts evidencing the amounts from time to time lent by, owing to and paid to it under the Security Documents. The Agent shall maintain a control account (which shall be the "Account Current"
          referred to in each Mortgage (provided in the case of the Ocean
          Mortgage the same is an account current mortgage)) showing the
          Advances and other sums owing by the Borrowers under the Security
          Documents. The control account shall, in the absence of manifest error, be conclusive as to the amount from time to time owing by the
          Borrowers under the Security Documents.

6.9       AGENT MAY ASSUME RECEIPT

          Where any sum is to be paid under this Agreement to the Agent for the account of another person, the Agent may assume that the payment will be made when due and may (but shall not be obliged to) make such sum available to the person so entitled. If it proves to be the case that such payment was not made to the Agent, then the person to whom such sum was so made available shall on request refund such sum to the
          Agent together with interest thereon sufficient to compensate the
          Agent for the cost of making available such sum up to the date of such repayment and the person by whom such sum was payable shall indemnify the Agent for any and all loss or expense which the Agent may sustain or incur as a consequence of such sum not having been paid on its due date.

6.10      PARTIAL PAYMENTS

          If, on any date on which a payment is due to be made by the Borrowers under any of the Security Documents, the amount received by the Agent from the Borrowers falls short of the total amount of the payment due to be made by the Borrowers on such date then, without prejudice to any rights or remedies available to the Agent, the Security Agent and the Banks under any of the Security Documents, the Agent shall apply the amount actually received from the Borrowers in or towards discharge of the obligations of the Borrowers under the Security
          Documents in the following order, notwithstanding any appropriation made, or purported to be made, by the Borrowers:

6.10.1    first, in or towards payment, on a pro-rata basis, of any unpaid costs and expenses of the Agent and the Security Agent under any of the
          Security Documents;

6.10.2    secondly, in or towards payment of any fees payable to the Agent under, or in relation to, the Security Documents which remain unpaid;

6.10.3    thirdly, in or towards payment to the Banks, on a pro rata basis, of any accrued commitment commission payable under clause 5.1.3 which shall have become due but remains unpaid;

6.10.4    fourthly, in or towards payment to the Banks, on a pro rata basis, of any accrued interest in respect of the Loan which shall have become due but remains unpaid;

6.10.5    fifthly, in or towards payment to the Banks, on a pro rata basis, of any principal in respect of the Loan which shall have become due but remains unpaid;

6.10.6    sixthly, in or towards payment to the Banks, on a pro rata basis, for any loss suffered by reason of any such payment in respect of principal not being effected on an interest Payment Date relating to the part of the Loan repaid and which amounts are so payable under this Agreement;

                                       24

6.10.7    seventhly, in or towards payment to the relevant person of any other sum which shall have become due under any of the Security Documents
          (other than the Master Swap Agreement) but remains unpaid (and, if more than one such sum so remains unpaid, on a pro rata basis); and

6.10.8    eighthly, in or towards payment to the Swap Provider of any sums owing to it under the Master Swap Agreement.

          The order of application set out in this clause 6.10.2 to 6.10.8 shall be varied by the Agent if the Majority Banks so direct, without any reference to, or consent or approval from, the Borrowers.

7         REPRESENTATIONS AND WARRANTIES

7.1       CONTINUING REPRESENTATIONS AND WARRANTIES

          The Borrowers jointly and severally represent and warrant to each
          Creditor that:

7.1.1     Due incorporation

          each of the Borrowers and each of the other Security Parties are duly incorporated and validly existing in good standing under the laws of their respective countries of incorporation as limited liability companies and have power to carry on their respective businesses as they are now being conducted and to own their respective property and other assets;

7.1.2     Corporate power

          each of the Borrowers has power to execute, deliver and perform its respective obligations under the Underlying Documents and the relevant
          Borrowers' Security Documents to which it is or is to be a party and to borrow the Total Commitment and each of the other Security Parties has power to execute and deliver and perform its obligations under the
          Security Documents to which it is or is to be a party; all necessary corporate, shareholder and other action has been taken to authorise the execution, delivery and performance of the same and no limitation on the powers of any Borrower to borrow will be exceeded as a result of borrowing an Advance or, as the case may be, the Loan;

7.1.3     Binding obligations

          the Security Documents constitute or will, when executed, constitute valid and legally binding obligations of the relevant Security Parties enforceable in accordance with their respective terms;

7.1.4     No conflict with other obligations

          the execution and delivery of, the performance of their obligations under, and compliance with the provisions of, the Underlying Documents and the Security Documents by the relevant Security Parties will not
          (i) contravene any existing applicable law, statute, rule or regulation or any judgment, decree or permit to which any of the
          Borrowers or any other Security Party is subject, (ii) conflict with, or result in any breach of any of the terms of, or constitute a default under, any agreement or other instrument to which any of the
          Borrowers or any other Security Party is a party or is subject or by which it or any of its property is bound, (iii) contravene or conflict with any provision of the constitutional documents of any of the
          Borrowers or any other Security Party or (iv) result in the creation or imposition of or oblige any of the Borrowers or any other Security
          Party to create any Encumbrance (other than a Permitted Encumbrance)
          on any of the undertakings, assets, rights or revenues of any of the
          Borrowers or any other Security Party;

                                       25

7.1.5     No litigation

          no litigation, arbitration or administrative proceeding is taking place, pending or, to the knowledge of the officers of any of the
          Borrowers (having made the enquiry), threatened against any of the
          Borrowers or any of their Related Companies or any other Security
          Party which could have a material adverse effect on the business, assets or financial condition of any of the Borrowers or any of their
          Related Companies or any other Security Party;

7.1.6     No filings required

          save for the registration of the Mortgages in the relevant register under the laws of the relevant Flag State through the relevant
          Registry, it is not necessary to ensure the legality, validity, enforceability or admissibility in evidence of the Underlying
          Documents or any of the Security Documents that they or any other instrument be notarised, filed, recorded, registered or enrolled in any court, public office or elsewhere in any Relevant Jurisdiction or that any stamp, registration or similar tax or charge be paid in any
          Relevant Jurisdiction on or in relation to the Underlying Documents or the Security Documents and each of the Underlying Documents and the
          Security Documents is in proper form for its enforcement in the courts of each Relevant Jurisdiction;

7.1.7     Choice of law

          the choice of English law to govern the Underlying Documents and the
          Security Documents (other than the Mortgages and the Retention Account
          Pledge) and the choice of (i) Maltese law to govern the Mortgages
          (other than the Ocean Mortgage), (ii) Greek law to govern the
          Retention Account Pledge and (iii) the law of the Flag State of the
          Newbuilding to govern the Ocean Mortgage, and the submissions by the
          Security Parties to the non-exclusive jurisdiction of the English courts are valid and binding;

7.1.8     No immunity

          none of the Borrowers nor any other Security Party nor any of their respective assets is entitled to immunity on the grounds of sovereignty or otherwise from any legal action or proceeding (which shall include, without limitation, suit, attachment prior to judgement, execution or other enforcement); and

7.1.9     Consents obtained

          every consent, authorisation, licence or approval of, or registration with or declaration to, governmental or public bodies or authorities or courts required by any Security Party to authorise, or required by any Security Party in connection with, the execution, delivery, validity, enforceability or admissibility in evidence of each of the
          Underlying Documents and the Security Documents to which it is or is to be a party or the performance by each Security Party of its obligations under the Security Documents or the Underlying Documents to which it is or is to be a party has been obtained or made and is in full force and effect and there has been no default in the observance of any of the conditions or restrictions (if any) imposed in, or in connection with, any of the same.

7.2       INITIAL REPRESENTATIONS AND WARRANTIES

          The Borrowers jointly and severally further represent and warrant to each Creditor that:

7.2.1     Pari passu

          the obligations of the Borrowers under this Agreement are direct, general and unconditional obligations of the Borrowers and rank at least pari passu with all other present and future unsecured and unsubordinated Indebtedness of the Borrowers;

                                       26

7.2.2     No default under other Indebtedness

          none of the Borrowers nor any of their Related Companies nor any other
          Security Party is (nor would with the giving of notice or lapse of time or the satisfaction of any other condition or combination thereof
          be) in breach of or in default under any agreement relating to
          Indebtedness to which it is a party or by which it may be bound;

7.2.3     Information

          the information, exhibits and reports furnished by any Security Party to the Agent in connection with the negotiation and preparation of the
          Security Documents are true and accurate in all material respects and not misleading, do not omit material facts and all reasonable enquiries have been made to verify the facts and statements contained therein; there are no other facts the omission of which would make any fact or statement therein misleading;

7.2.4     No withholding Taxes

          no Taxes are imposed by withholding or otherwise on any payment to be made by any Security Party under the Underlying Documents or the
          Security Documents or are imposed on or by virtue of the execution or delivery by the Security Parties of the Underlying Documents or the
          Security Documents or any other document or instrument to be executed or delivered under any of the Security Documents;

7.2.5     No Default

          no Default has occurred and is continuing;

7.2.6     The Ships

          each Ship will on the Drawdown Date of the Advance relevant to such
          Ship be:

          (a)  in the absolute ownership of the relevant Borrower who will on and after such Drawdown Date be the sole, legal and beneficial owner of such Ship;

          (b)  permanently or, as the case may be, provisionally registered through the offices of the relevant Registry as a Ship under the laws and flag of the relevant Flag State;

          (c)  operationally seaworthy and in every way fit for service; and

          (d)  classed with the relevant Classification free of all requirements and recommendations of the relevant Classification Society;

7.2.7     Ships' employment

          no Ship is nor will on or before the Drawdown Date of the Advance for such Ship be subject to any charter or contract or to any agreement to enter into any charter or contract which, if entered into after the date of the relevant Ship Security Documents would have required the consent of the Agent or, as the context may require, the Security
          Agent and on or before the Drawdown Date of the Advance for such Ship, there will not be any agreement or arrangement whereby the Earnings
          (as defined in the relevant Ship Security Documents) of such Ship may be shared with any other person;

7.2.8     Freedom from Encumbrances

          none of the Ships, nor their Earnings, Insurances or Requisition
          Compensation (each as defined in the relevant Ship Security Documents)
          nor the Accounts nor any other properties or rights which are, or are to be, the subject of any of the Security Documents nor any part

                                       27

          thereof will be, on the Drawdown Date of the Advance for the relevant
          Ship, subject to any Encumbrance;

7.2.9     Environmental Matters

          to the best of the knowledge and belief of the Borrowers and their respective officers (having made due enquiry)

          (a)  all Environmental Laws applicable to any Fleet Vessel have been complied with and all consents, licences and approvals required under such Environmental Laws have been obtained and complied with;

          (b)  no Environmental Claim has been made or threatened or pending against any member of the Borrowers' Group or any Fleet Vessel and not fully satisfied; and

          (c)  there has been no Environmental incident,

7.2.10    No material adverse change

          there has been no material adverse change in the financial position of the Borrowers or the Manager or any of them or the consolidated financial position of the Borrowers, the Manager and their Related
          Companies, from that described by the Borrowers to the Agent during the negotiation of this Agreement; and

7.2.11    Copies true and complete

          the copies of the Underlying Documents delivered or to be delivered to the Agent pursuant to clause 9.1 are, or will when delivered be, true and complete copies of such documents; and such documents constitute valid and binding obligations of the parties thereto enforceable in accordance with their respective terms and there will have been no amendments or variations thereof or defaults thereunder.

7.3       REPETITION OF REPRESENTATIONS AND WARRANTIES

          On and as of each Drawdown Date and (except in relation to the representations and warranties in clause 7.2) on each Interest Payment
          Date, the Borrowers shall:

          (a)  be deemed to repeat the representations and warranties in clauses
               7.1 and 7.2 as if made with reference to the facts and
               circumstances existing on such day; and

          (b)  be deemed to further represent and warrant to each of the
               Creditors that the then latest audited financial statements delivered to the Agent (if any) have been prepared in accordance with generally accepted international accounting principles and practices which have been consistently applied and present fairly and accurately the financial position of each of the Borrowers and the Manager and the consolidated financial position of their respective Related Companies as at the end of the financial period to which the same relate and the results of the operations of each of the Borrowers, the Manager and their respective
               Related Companies for the financial period to which the same relate and, as at the end of such financial period, none of the
               Borrowers nor the Manager nor any of their respective Related
               Companies had any significant liabilities (contingent or
               otherwise) or any unrealised or anticipated losses which are not disclosed by, or reserved against or provided for in, such financial statements.

                                       28

8         UNDERTAKINGS

8.1       GENERAL

          The Borrowers undertake with each Creditor that, from the date of this
          Agreement and so long as any moneys are owing under any of the
          Security Documents and while all or any part of the Total Commitment remains outstanding, they will:

8.1.1     Notice of Default

          promptly inform the Agent of any occurrence of which any of them becomes aware which might adversely affect the ability of any Security
          Party to perform its obligations under any of the Security Documents or the Underlying Documents to which it is or is to be a party and, without limiting the generality of the foregoing, will inform the
          Agent of any Default forthwith upon becoming aware thereof and will from time to time, if so requested by the Agent, confirm to the Agent in writing that, save as otherwise stated in such confirmation, no
          Default has occurred and is continuing;

8.1.2     Consents and licences

          without prejudice to clauses 7.1 and 8.3.15, obtain or cause to be obtained, maintain in full force and effect and comply in all material respects with the conditions and restrictions (if any) imposed in, or in connection with, every consent, authorisation, licence or approval of governmental or public bodies or authorities or courts and do, or cause to be done, all other acts and things which may from time to time be necessary or desirable under applicable law for the continued
          due performance of all the obligations of the Security Parties under each of the Security Documents and the Underlying Documents;

8.1.3     Use of proceeds

          use the Advances exclusively for the purposes specified in clauses 1.1 and 2.5;

8.1.4     Pari passu

          ensure that their obligations under this Agreement shall, at all times, rank at least pari passu with all their other present and future unsecured and unsubordinated Indebtedness with the exception of any obligations which are mandatorily preferred by law and not by contract;

8.1.5     Financial statements

          prepare or cause to be prepared financial statements of each of the
          Borrowers and the Manager and consolidated financial statements of the
          Borrowers, the Manager and their respective Related Companies in accordance with generally accepted international accounting principles and practices consistently applied in respect of each financial year and cause the same to be reported on by their respective auditors and prepare unaudited financial statements of each of the Borrowers and the Manager and unaudited consolidated financial statements of the
          Borrowers, the Manager and their respective Related Companies for each financial half year on the same basis as the annual statements and deliver as many copies of the same as the Agent may reasonably require as soon as practicable but not later than one hundred and fifty (150)
          days (in the case of audited financial statements) or ninety (90) days
          (in the case of unaudited financial statements) after the end of the financial period to which they respectively relate;

8.1.6     Delivery of reports

          deliver to the Agent as many copies as the Agent may reasonably require, at the time of issue thereof for all the Banks of every report, circular, notice or like document issued by any Security Party or any other Restricted Company to its respective shareholders or creditors generally;

                                       29

8.1.7     Provision of further information

          provide the Agent with such financial or other information concerning the Borrowers, the other Security Parties and the other Restricted
          Companies or any of them and their respective affairs as the Agent, any Bank or the Swap Provider (acting through the Agent) may from time to time reasonably require, and keep the Agent advised regularly of all major financial developments in relation to the Borrowers, the other Security Parties and their Related Companies or any of them including, without limitation, in respect of new Borrowed Money and the sale and acquisition of assets;

8.1.8     Obligations under Security Documents

          duly and punctually perform each of the obligations expressed to be assumed by them under the Security Documents;

8.1.9     Compliance with Code

          and will procure that any Operator will, comply with and ensure that the Ships and any Operator complies with the requirements of the Code, including (but not limited to) the maintenance and renewal of valid certificates pursuant thereto throughout the Security Period;

8.1.10    Withdrawal of DOC and SMC

          and will procure that any Operator will, immediately inform the Agent if there is any threatened or actual withdrawal of such Operator's DOC or the SMC in respect of any of the Ships;

8.1.11    Issuance of DOC and SMC

          and will procure that any Operator will, promptly inform the Agent upon the issue to any of the Borrowers or any Operator of a DOC and to
          any of the Ships of an SMC or the receipt by any of the Borrowers or any Operator of notification that its application for the same has been refused; and

8.1.12    Charters

          without prejudice to the rights of the Agent under the relevant Ship
          Security Documents for each Ship (i) deliver to the Agent, a certified copy of each charter of any Ship of eighteen (18) months or over, (ii)
          forthwith on the Agent's request (acting on the instructions of the
          Majority Banks) execute (1) a specific assignment (in such form as the
          Agent may require) of any such charter in favour of the Security Agent and (2) any notice of assignment required in connection therewith and promptly procure the acknowledgement of any such notice of assignment by the relevant charterer and (iii) pay all legal and other costs incurred by the Agent in connection with any such specific charter assignments.

8.2       SECURITY VALUE MAINTENANCE

8.2.1     Security shortfall

          If at any time the Security Value shall be less than the Security
          Requirement, the Agent (acting on the instructions of the Majority
          Banks) may give notice to the Borrowers requiring that such deficiency be remedied and then the Borrowers shall either:

          (a)  prepay within a period of fourteen (14) days of the date of receipt by the Borrowers of the Agent's said notice such sum in
               Dollars as will result in the Security Requirement after such prepayment (taking into account any other repayment of the Loan made between the date of the notice and the date of such
               prepayment) being equal to the Security Value; or

                                       30

          (b)  within fourteen (14) days of the date of receipt by the Borrowers of the Agent's said notice constitute to the satisfaction of the
               Agent such further security for the Loan as shall be acceptable to the Banks having a value for security purposes (as determined by the Agent in its absolute discretion) at the date upon which such further security shall be constituted which, when added to the Security Value, shall not be less than the Security
               Requirement as at such date.

          The provisions of clauses 4.5 and 4.6 shall apply to prepayments under clause 8.2.1(a).

8.2.2     Valuation of Mortgaged Ships

          Each of the Mortgaged Ships shall, for the purposes of this clause
          8.2, be valued as and when the Agent shall in its absolute discretion require, by two independent firms of shipbrokers, appointed by the
          Agent in its sole discretion (each such valuation to be made without, unless required by the Agent, physical inspection, and on the basis of a sale for prompt delivery for cash at arms' length on normal commercial terms as between a willing buyer and a willing seller without taking into account the benefit of any charterparty or other engagement concerning such Mortgaged Ship). The arithmetic mean of such valuations shall constitute the value of such Mortgaged Ship for the purposes of this clause 8.2, provided however that if the two valuations in respect of a Mortgaged Ship vary by more than fifteen per cent (15%), the Agent acting in its sole discretion shall appoint a third independent firm of shipbrokers to value such Mortgaged Ship on the same basis as the other two (2) valuations and, in that case, the arithmetic mean of the three valuations shall constitute the value of such Mortgaged Ship for the purposes of this clause 8.2.

          The value of each Mortgaged Ship determined in accordance with the provisions of this clause 8.2 shall be binding upon the parties hereto until such time as any further such valuations shall be obtained.

8.2.3     Information

          The Borrowers undertake with the Creditors to supply to the Agent and to any such shipbrokers such information concerning the Mortgaged
          Ships and their condition as such shipbrokers may reasonably require for the purpose of making any such valuations.

8.2.4     Costs

          All costs in connection with the Agent obtaining any valuation of each of the Mortgaged Ships referred to in clause 8.2.2, and any valuation either of any additional security for the purposes of ascertaining the
          Security Value at any time or necessitated by the Borrowers electing to constitute additional security pursuant to clause 8.2.1(b), shall be borne by the Borrowers.

8.2.5     Valuation of additional security

          For the purpose of this clause 8.2, the market value of any additional security provided or to be provided to the Agent shall be determined by the Agent in its reasonable discretion without any necessity for the Agent assigning any reason thereto.

8.2.6     Documents and evidence

          In connection with any additional security provided in accordance with this clause 8.2, the Agent shall be entitled to receive such evidence and documents of the kind referred to in schedule 3 as may in the
          Agent's opinion be appropriate and such favourable legal opinions as the Agent shall in its absolute discretion require.

8.3       NEGATIVE UNDERTAKINGS

          The Borrowers undertake with each Creditor that, from the date of this
          Agreement and so long as any moneys are owing under the Security
          Documents and while all or any part of the Total

                                       31

          Commitment remains outstanding, they will not, without the prior written consent of the Agent (acting on the instructions of the
          Majority Banks):

8.3.1     Negative pledge

          permit any Encumbrance (other than a Permitted Encumbrance) to subsist, arise or be created or extended over all or any part of their respective present or future undertakings, assets, rights or revenues to secure or prefer any present or future Indebtedness or other liability or obligation of any of the Borrowers or any other person;

8.3.2     No merger

          and will procure that no other Restricted Company will, without the prior written consent of the Agent (acting on the instructions of the
          Majority Banks), merge or consolidate with any other person;

8.3.3     Disposals

          and will procure that no other Restricted Company will, without the prior written consent of the Agent (acting on the instructions of the
          Majority Banks), sell, transfer, abandon, lend or otherwise dispose of or cease to exercise direct control over any part (being either alone or when aggregated with other disposals failing to be taken into account pursuant to this clause 8.3.3 material in the opinion of the
          Agent in relation to the undertakings, assets, rights and revenue of such Restricted Company) of their present or future undertaking, assets, rights or revenues (otherwise than by transfers, sales or disposals for full consideration in the ordinary course of trading)
          whether by one or a series of transactions related or not;

8.3.4     Other business

          undertake any business other than the ownership and operation of the
          Ships and the chartering of the Ships to third parties;

8.3.5     Acquisitions

          acquire any further assets other than the Ships and rights arising under contracts entered into by or on behalf of the Borrowers in the ordinary course of their businesses of owning, operating and chartering the Ships;

8.3.6     Other obligations

          and will procure that no other Restricted Company will, without the prior written consent of the Agent (acting on the instructions of the
          Majority Banks), incur any obligations except for obligations arising under the Underlying Documents or the Security Documents or contracts entered into in the ordinary course of their business of owning, operating and chartering the Ships;

8.3.7     No borrowing

          and will procure that no other Restricted Company will, without the prior written consent of the Agent (acting on the instructions of the
          Majority Banks), incur any Borrowed Money except for Borrowed Money pursuant to the Security Documents;

8.3.8     Repayment of borrowings

          and will procure that no other Restricted Company will, without the prior written consent of the Agent (acting on the instructions of the
          Majority Banks), repay or prepay the principal of, or pay interest on or any other sum in connection with any of their Borrowed Money except for Borrowed Money pursuant to the Security Documents;

                                       32

8.3.9     Guarantees

          and will procure that no other Restricted Company will, without the prior written consent of the Agent (acting on the instructions of the
          Majority Banks), issue any guarantees or indemnities or otherwise become directly or contingently liable for the obligations of any person, firm, or corporation except pursuant to the Security Documents and except for guarantees or indemnities from time to time required in the ordinary course by any protection and indemnity or war risks association with which a Ship is entered, guarantees required to procure the release of such Ship from any arrest, detention, attachment or levy or guarantees or undertakings required for the salvage of a Ship);

8.3.10    Loans

          and will procure that no other Restricted Company will, without the prior written consent of the Agent (acting on the instructions of the
          Majority Banks), make any loans or grant any credit (save for normal trade credit in the ordinary course of business) to any person or agree to do so;

8.3.11    Sureties

          and will procure that no other Restricted Company will, without the prior written consent of the Agent (acting on the instructions of the
          Majority Banks), permit any Indebtedness of any Restricted Company to any person (other than the Creditors pursuant to the Security
          Documents) to be guaranteed by any person (save for guarantees or indemnities from time to time required in the ordinary course by any protection and indemnity or war risks association with which a Ship is entered, guarantees required to procure the release of such Ship from any arrest, detention, attachment or levy or guarantees or undertakings required for the salvage of a Ship);

8.3.12    Share capital and distribution

          purchase or otherwise acquire for value any shares of their capital or declare or pay any dividends or distribute any of their present or future assets, undertakings, rights or revenues to any of their shareholders;

8.3.13    Subsidiaries

          form or acquire any Subsidiaries;

8.3.14    Change of management of the Ships - change of names

          appoint any person to manage the Ships or any of them other than the
          Manager or change the name of any of the Borrowers or the Manager; or

8.3.15    Designated Transactions

          enter into any derivative transactions other than Designated
          Transactions.

9         CONDITIONS

9.1       DOCUMENTS AND EVIDENCE

          The obligation of each Bank to make its Commitment available shall be subject to the condition that the Agent, or its duly authorised representative, shall have received:

9.1.1     not later than two (2) Banking Days before the day on which the
          Drawdown Notice for the first Advance is given, the documents and evidence specified in Part 1 of schedule 3 in form and substance satisfactory to the Agent;

                                       33

9.1.2     on or prior to the Drawdown Date for the Refinancing Advance, the documents and evidence specified in Part 2 of schedule 3 in form and substance satisfactory to the Agent; and

9.1.3     on or prior to the Drawdown Date for the Newbuilding Advance, the documents and evidence specified in Part 3 of schedule 3 in relation to the Delivery Tranche and those specified in Part 4 of schedule 3 in relation to the LTC Tranche, in each case in form and substance satisfactory to the Agent.

9.2       GENERAL CONDITIONS PRECEDENT

          The obligation of the Banks to make either Advance shall be subject to the further conditions that, at the time of the giving of the Drawdown
          Notice for such Advance, and at the time of the making of such
          Advance:

9.2.1     the representations and warranties contained in clauses 7.1, 7.2 and
          7.3(b), are true and correct on and as of each such time as if each was made with respect to the facts and circumstances existing at such time; and

9.2.2     no Default shall have occurred and be continuing or would result from the making of the relevant Advance.

9.3       WAIVER OF CONDITIONS PRECEDENT

          The conditions specified in this clause 9 are inserted solely for the benefit of the Banks and may be waived by the Agent in whole or in part and with or without conditions.

9.4       FURTHER CONDITIONS PRECEDENT

          Not later than five (5) Banking Days prior to each Drawdown Date and not later than five (5) Banking Days prior to each Interest Payment
          Date, the Agent (acting on the instructions of the Majority Banks) may request and the Borrowers shall, not later than two (2) Banking Days prior to such date, deliver to the Agent on such request further relevant certificates and/or favourable opinions as to any or all of the matters which are the subject of clauses 7, 8, 9 and 10.

10        EVENTS OF DEFAULT

10.1      EVENTS

          There shall be an Event of Default if:

10.1.1    NON-PAYMENT: any Security Party fails to pay any sum payable by it under any of the Security Documents at the time, in the currency and in the manner stipulated in the Security Documents (and so that, for this purpose, sums payable on demand shall be treated as having been paid at the stipulated time if paid within three (3) Banking Days of demand); or

10.1.2    MASTER SWAP AGREEMENT: (a) an Event of Default (in each case as defined in the Master Swap Agreement) has occurred and is continuing with the Borrowers as the Defaulting Party (as defined in the Master
          Swap Agreement) under the Master Swap Agreement or (b) an Early
          Termination Date has occurred or been or become capable of being effectively designated under the Master Swap Agreement by the Swap
          Provider or (c) the Master Swap Agreement is terminated, cancelled, suspended, rescinded or revoked or otherwise ceases to remain in full force and effect for any reason other than by the mutual agreement of the parties there; or

10.1.3    BREACH OF INSURANCE AND CERTAIN OTHER OBLIGATIONS: any of the
          Borrowers or, as the context may require, the Manager fails to obtain and/or maintain the Insurances (as defined or to be defined in, and in accordance with the requirements of, the Ship Security Documents) for any of the Mortgaged Ships or if any insurer in respect of such
          Insurances cancels the Insurances or disclaims liability by reason, in either case, of mis-statement in any proposal for the Insurances or for any other failure or default on the part of any of the

                                       34

          Borrowers or the Manager or any other person or if any of the
          Borrowers commits any breach of or omits to observe any of the obligations or undertakings expressed to be assumed by them under clauses 8.2 or 8.3; or

10.1.4    BREACH OF OTHER OBLIGATIONS: any Security Party commits any breach of or omits to observe any of its obligations or undertakings expressed to be assumed by it under any of the Security Documents (other than those referred to in clauses 10.1.1, 10.1.2 and 10.1.3 above) and, in respect of any such breach or omission which in the opinion of the
          Agent (following consultation with the Banks) is capable of remedy, such action as the Agent (acting on the instructions of the Majority
          Banks) may require shall not have been taken within fourteen (14) days of the Agent notifying the relevant Security Party of such default and of such required action; or

10.1.5    MISREPRESENTATION: any representation or warranty made or deemed to be made or repeated by or in respect of any Security Party in or pursuant to any of the Security Documents or in any notice, certificate or statement referred to in or delivered under any of the Security
          Documents is or proves to have been incorrect or misleading in any material respect; or

10.1.6    CROSS-DEFAULT: any Indebtedness of any Security Party or any other
          Restricted Company is not paid when due or any Indebtedness of any
          Security Party or any other Restricted Company becomes (whether by declaration or automatically in accordance with the relevant agreement or instrument constituting the same) due and payable prior to the date when it would otherwise have become due (unless as a result of the exercise by the relevant Security Party or any other Restricted
          Company of a voluntary right of prepayment), or any creditor of any
          Security Party or any other Restricted Company becomes entitled to declare any such Indebtedness due and payable or any facility or commitment available to any Security Party or any other Restricted
          Company relating to Indebtedness is withdrawn, suspended or cancelled by reason of any default (however described) of the person concerned unless the relevant Security Party or other Restricted Company shall have satisfied the Agent that such withdrawal, suspension or cancellation will not affect or prejudice in any way the relevant
          Security Party's or other Restricted Company's ability to pay its debts as they fall due and fund its commitments, or any guarantee given by any Security Party or other Restricted Company in respect of indebtedness is not honoured when due and called upon; or

10.1.7    LEGAL PROCESS: any judgment or order made against any Security Party or other Restricted Company is not stayed or complied with within seven (7) days or a creditor attaches or takes possession of, or a distress, execution, sequestration or other process is levied or enforced upon or sued out against, any of the undertakings, assets, rights or revenues of any Security Party and is not discharged within seven (7) days; or

10.1.8    INSOLVENCY: any Security Party or any other Restricted Company becomes insolvent or stops or suspends making payments (whether of principal or interest) with respect to all or any class of its debts or announces an intention to do so; or

10.1.9    REDUCTION OR LOSS OF CAPITAL: a meeting is convened by any Security
          Party or other Restricted Company for the purpose of passing any resolution to purchase, reduce or redeem any of its share capital; or

10.1.10   WINDING UP: any petition is presented or other step is taken for the purpose of winding-up any Security Party or any other Restricted
          Company or an order is made or resolution passed for the winding up of any Security Party or other Restricted Company or a notice is issued convening a meeting for the purpose of passing any such resolution; or

10.1.11   ADMINISTRATION: any petition is presented or other step is taken for the purpose of the appointment of an administrator of any Security
          Party or any other Restricted Company or the Agent believes that any such petition or other step is imminent or an administration order is made in relation to any Security Party or any other Restricted
          Company; or

                                       35

10.1.12   APPOINTMENT OF RECEIVERS AND MANAGERS: any administrative or other receiver is appointed of any Security Party or any other Restricted
          Company or any part of its assets and/or undertaking or any other steps are taken to enforce any Encumbrance over all or any part of the assets of any Security Party or other Restricted Company; or

10.1.13   COMPOSITIONS: any steps are taken, or negotiations commenced, by any
          Security Party or any other Restricted Company or by any of its creditors with a view to the general readjustment or rescheduling of all or part of its indebtedness or to proposing any kind of composition, compromise or arrangement involving such company and any of its creditors; or

10.1.14   ANALOGOUS PROCEEDINGS: there occurs, in relation to any Security Party or other Restricted Company, in any country or territory in which any of them carries on business or to the jurisdiction of whose courts any part of their assets is subject, any event which, in the reasonable opinion of the Agent, appears in that country or territory to correspond with, or have an effect equivalent or similar to, any of those mentioned in clauses 10.1.7 to 10.1.13 (inclusive) or any
          Security Party or other Restricted Company otherwise becomes subject, in any such country or territory, to the operation of any law relating to insolvency, bankruptcy or liquidation; or

10.1.15   CESSATION OF BUSINESS: any Security Party or any other Restricted
          Company suspends or ceases or threatens to suspend or cease to carry on its business; or

10.1.16   SEIZURE: all or a material part of the undertaking, assets, rights or revenues of, or shares or other ownership interests in, any Security
          Party or any other Restricted Company are seized, nationalised, expropriated or compulsorily acquired by or under the authority of any government; or

10.1.17   INVALIDITY: any of the Security Documents shall at any time and for any reason become invalid or unenforceable or otherwise cease to remain in full force and effect, or if the validity or enforceability of any of the Security Documents shall at any time and for any reason be contested by any Security Party which is a party thereto, or if any such Security Party shall deny that it has any, or any further, liability thereunder; or

10.1.18   UNLAWFULNESS: it becomes impossible or unlawful at any time for any
          Security Party, to fulfil any of the covenants and obligations expressed to be assumed by it in any of the Security Documents or for a Creditor to exercise the rights or any of them vested in it under any of the Security Documents or otherwise; or

10.1.19   REPUDIATION: any Security Party repudiates any of the Security
          Documents or does or causes or permits to be done any act or thing evidencing an intention to repudiate any of the Security Documents; or

10.1.20   ENCUMBRANCES ENFORCEABLE: any Encumbrance {other than Permitted Liens)
          in respect of any of the property (or part thereof) which is the subject of any of the Security Documents becomes enforceable; or

10.1.21   MATERIAL ADVERSE CHANGE: there occurs, in the opinion of the Agent
          (following consultation with the Banks), a material adverse change in the financial condition of any Security Party or any other Restricted
          Company or the consolidated financial position of the Borrowers, the
          Manager and their respective Related Companies by reference to the financial position of such Security Party or other Restricted Company or, as the case may be, the consolidated financial position of the
          Borrowers, the Manager and their respective Related Companies as described by any Borrower or any Security Party or any other
          Restricted Company to the Agent in the negotiation of this Agreement;
          or

10.1.22   ARREST: any Ship is arrested, confiscated, seized, taken in execution, impounded, forfeited, detained in exercise or purported exercise of any possessory lien or other claim or otherwise taken from the possession of the relevant Borrower and the relevant Borrower shall fail to procure the release of such Ship within a period of fourteen
          (14) days thereafter; or

                                       36

10.1.23   REGISTRATION: the registration of any Ship under the laws and flag of the relevant Flag State is cancelled or terminated without the prior written consent of the Agent (following consultation with the Banks)
          or, if the Newbuilding is only provisionally registered on the
          Delivery Date and is not permanently registered under the laws and flag of the relevant Flag State within ninety (90) days after the
          Drawdown Date of the Newbuilding Advance or if such registration of such Ship is not renewed at least forty-five (45) days prior to the expiry of such registration; or

10.1.24   UNREST: the Flag State of any Ship becomes involved in hostilities or civil war or there is a seizure of power in such Flag State by unconstitutional means if, in any such case, such event could in the opinion of the Agent (following consultation with the Banks)
          reasonably be expected to have a material adverse effect on the security constituted by any of the Security Documents; or

10.1.25   ENVIRONMENTAL INCIDENTS: there is an Environmental Incident which gives rise, or may give rise, to Environmental Claims which could, in the opinion of the Agent be expected to have a material adverse effect
          (i) on the business, assets, operations, property or financial condition of any Security Party or the Borrowers' Group taken as a whole or (ii) on the security constituted by any of the Security
          Documents or the enforceability of that security in accordance with its terms; or

10.1.26   P&I: any Borrower or any other person fails or omits to comply with any requirements of the protection and indemnity association or other insurer with which a Ship is entered for insurance or insured against protection and indemnity risks (including oil pollution risks) to the effect that any cover (including, without limitation, any cover in respect of liability for Environmental Claims arising in jurisdictions where such Ship operates or trades) is or may be liable to cancellation, qualification or exclusion at any time; or

10.1.27   MATERIAL EVENTS: any other event occurs or circumstance arises which, in the opinion of the Agent (following consultation with the Banks), is likely materially and adversely to affect either (i) the ability of any Security Party to perform all or any of its obligations under or otherwise to comply with the terms of any of the Security Documents or
          (ii) the security created by any of the Security Documents; or

10.1.28   ACCOUNTS: moneys are withdrawn from any of the Accounts other than in accordance with clause 14; or

10.1.29   BREACH OF MINISTERIAL DECISION: in case the Flag State of the
          Newbuilding is Greece, the Ocean Borrower commits any breach of or varies the Ministerial Decision (as defined in the Ocean Mortgage) or cancels the Ministerial Decision without the previous written consent of the Agent (acting on the instructions of the Majority Banks) which consent the Agent shall have full liberty to withhold.

10.2      ACCELERATION

          The Agent may, if so requested by the Majority Banks, without prejudice to any other rights of the Banks, at any time after the happening of an Event of Default by notice to the Borrowers declare that:

10.2.1    the obligation of each Bank to make its Commitment available shall be terminated, whereupon the Total Commitment shall be reduced to zero forthwith; and/or

10.2.2    the Loan and all interest and commitment commission accrued and all other sums payable under the Security Documents have become due and payable, whereupon the same shall, immediately or in accordance with the terms of such notice, become due and payable.

10.3      DEMAND BASIS

          If, pursuant to clause 10.2.2, the Agent declares the Loan to be due and payable on demand, the Agent may (and if so instructed by the
          Majority Banks shall) by written notice to the

                                       37

          Borrowers (a) call for repayment of the Loan on such date as may be specified whereupon the Loan shall become due and payable on the date so specified together with all interest and commitment commission accrued and all other sums payable under this Agreement or (b)
          withdraw such declaration with effect from the date specified in such notice.

10.4      POSITION OF SWAP PROVIDER

          Neither the Agent nor the Security Agent shall be obliged, in connection with any action taken or proposed to be taken under or pursuant to the foregoing provisions of this clause 10, to have any regard to the requirements of the Swap Provider except to the extent that the Swap Provider is also a Bank.

11        INDEMNITIES

11.1      MISCELLANEOUS INDEMNITIES

          The Borrowers shall on demand indemnify each Creditor, without prejudice to any of such Creditor's other rights under any of the
          Security Documents, against any loss (including loss of Margin) or expense which such Creditor shall certify as sustained or incurred by it as a consequence of:

11.1.1    any default in payment by the Borrowers of any sum under any of the
          Security Documents when due;

11.1.2    the occurrence of any other Event of Default;

11.1.3    any prepayment of the Loan or part thereof being made under clause
          4.3, 8.2.1(a) or 12.1 or any other repayment or prepayment of the
          Loan or part thereof being made otherwise than on an Interest Payment
          Date relating to the part of the Loan prepaid or repaid;

11.1.4    either Advance not being made for any reason (excluding any default by the Agent or any Bank) after the Drawdown Notice for such Advance has been given; or

11.1.5    the exercise of the deferral option by the Borrowers pursuant to clause 4.4 in respect of a relevant repayment instalment,

          including, in any such case, but not limited to, any loss or expense sustained or incurred by the relevant Creditor in maintaining or funding its Contribution or, as the case may be, Commitment or any part thereof or in liquidating or re-employing deposits from third parties acquired to effect or maintain its Contribution or, as the case may be, Commitment or any part thereof or any other amount owing to such Creditor.

11.2      CURRENCY INDEMNITY

          If any sum due from any of the Borrowers under any of the Security
          Documents or any order or judgment given or made in relation thereto has to be converted from the currency (the "FIRST CURRENCY") in which the same is payable under the relevant Security Document or under such order or judgment into another currency (the "SECOND CURRENCY") for the purpose of (a) making or filing a claim or proof against the
          Borrowers (b) obtaining an order or judgment in any court or other tribunal or (c) enforcing any order or judgment given or made in relation to any of the Security Documents, the Borrowers shall indemnify and hold harmless each Creditor from and against any loss suffered as a result of any difference between (i) the rate of exchange used for such purpose to convert the sum in question from the first currency into the second currency and (ii) the rate or rates of exchange at which the relevant Creditor may in the ordinary course of business purchase the first currency with the second currency upon receipt of a sum paid to it in satisfaction, in whole or in part, of any such order, judgment, claim or proof. Any amount due from the
          Borrowers under this clause 11.2 shall be due as a separate debt and shall not be affected by judgment being obtained for any other sums due under or in respect of any of the Security Documents and the term
          "RATE OF EXCHANGE" includes any premium and costs of

                                       38

          exchange payable in connection with the purchase of the first currency with the second currency.

11.3      ENVIRONMENTAL INDEMNITY

          The Borrowers shall indemnify each Creditor on demand in respect of all costs, claims, expenses, losses, demands, liabilities, penalties and fines of whatever nature including, without limitation those arising under Environmental Laws which may be incurred or made against such Creditor at any time, relating to, or arising directly or indirectly in any manner or for any cause or reason whatsoever out of an Environmental Claim made or asserted against such Creditor if such
          Environmental Claim would not have been brought against such Creditor if it had not entered into any of the Security Documents and/or been involved in any of the transactions contemplated by the Security
          Documents.

11.4      CENTRAL BANK OR EUROPEAN CENTRAL BANK RESERVE REQUIREMENTS INDEMNITY

          The Borrowers shall on demand promptly indemnify the Banks against any cost incurred or loss suffered by any of them as a result of complying with the minimum reserve requirements of the relevant national central bank or the European Central Bank and/or with respect to maintaining required reserves with the relevant national central bank to the extent that such compliance relates to a Bank's Commitment and/or
          Contribution or the Loan or part thereof or deposits obtained by it to fund or maintain the whole or part of the Loan.

12        UNLAWFULNESS AND INCREASED COSTS

12.1      UNLAWFULNESS

          If it is or becomes contrary to any law or regulation for any Bank to contribute to an Advance or to maintain its Commitment or fund its
          Contribution, such Bank shall promptly, through the Agent, give notice to the Borrowers whereupon (a) such Bank's Commitment shall be reduced to zero and (b) the Borrowers shall be obliged to prepay such Bank's
          Commitment either (i) forthwith or (ii) on a future specified date not being earlier than the latest date permitted by the relevant law or regulation together with interest and commitment commission accrued to the date of prepayment and all other sums payable by the Borrowers under this Agreement and/or, if requested by the Agent, the Master
          Swap Agreement which relate specifically to that portion of the Loan being prepaid.

12.2      INCREASED COSTS

          If the result of any change in, or in the interpretation or application of, or the introduction of, any law or any regulation, request or requirement (whether or not having the force of law, but, if not having the force of law, with which the relevant Bank or, as the case may be, its holding company habitually complies), including
          (without limitation) those relating to Taxation, capital adequacy, liquidity, reserve assets, cash ratio deposits and special deposits, is to:

12.2.1    subject any Bank to Taxes or change the basis of Taxation of any Bank with respect to any payment under any of the Security Documents (other than Taxes or Taxation on the overall net income, profits or gains of such Bank imposed in the jurisdiction in which its principal or lending office under this Agreement is located); and/or

12.2.2    increase the cost to, or impose an additional cost on, any Bank or its holding company in making or keeping such Bank's Commitment available or maintaining or funding all or part of such Bank's Contribution;
          and/or

12.2.3    reduce the amount payable or the effective return to any Bank under any of the Security Documents; and/or

                                       39

12.2.4    reduce any Bank's or its holding company's rate of return on its overall capital by reason of a change in the manner in which it is required to allocate capital resources to such Bank's obligations under any of the Security Documents; and/or

12.2.5    require any Bank or its holding company to make a payment or forgo a return on or calculated by reference to any amount received or receivable by such Bank under any of the Security Documents; and/or

12.2.6    require any Bank or its holding company to incur or sustain a loss
          (including a loss of future potential profits) by reason of being obliged to deduct all or part of its Commitment or the Loan from its capital for regulatory purposes,

          then and in each such case (subject to clause 12.3):

          (a)  such Bank shall notify the Borrowers in writing of such event promptly upon its becoming aware of the same; and

          (b)  the Borrowers shall on demand made at any time whether or not such Bank's Contribution has been repaid, pay to the Agent for the account of such Bank the amount which such Bank specifies (in a certificate setting forth the basis of the computation of such amount but not including any matters which such Bank or its holding company regards as confidential) is required to
               compensate such Bank and/or (as the case may be) its holding company for such liability to Taxes, cost, reduction, payment, forgone return or loss.

          For the purposes of this clause 12.2 "HOLDING COMPANY" means the company or entity (if any) within the consolidated supervision of which a Bank is included.

12.3      EXCEPTION

          Nothing in clause 12.2 shall entitle any Bank to receive any amount in respect of compensation for any such liability to Taxes, increased or additional cost, reduction, payment, foregone return or loss to the extent that the same is the subject of an additional payment under clause 6.6.1.

13        SECURITY, SET-OFF AND PRO-RATA PAYMENTS

13.1      APPLICATION OF MONEYS

          All moneys received by any Creditor under or pursuant to any of the
          Security Documents and expressed to be applicable in accordance with the provisions of this clause 13, shall, if received by a Creditor other than the Agent and the Security Agent, be paid to the Agent for application, and if received by the Agent or the Security Agent shall be applied by the Agent and/or the Security Agent (as the case may
          be), in the following manner:

13.1.1    first, in or towards payment of all unpaid costs and expenses which may be owing to the Creditors or any of them under any of the Security
          Documents;

13.1.2    secondly, in or towards payment of any unpaid fees and commitment commission payable to the Creditors or any of them;

13.1.3    thirdly, in or towards payment of any arrears of interest owing in respect of the Loan or any part thereof;

13.1.4    fourthly, in or towards repayment of the Loan outstanding (whether the same is due and payable or not and on a pro rata basis);

13.1.5    fifthly, in or towards payment to any Bank for any loss suffered by reason of any such payment in respect of principal not being effected on an Interest Payment Date relating to the part of the Loan repaid;

                                       40

13.1.6    sixthly, in or towards payment to any Creditor of any other sums owing to it under any of the Security Documents (other than the Master Swap
          Agreement); and

13.1.7    seventhly, in or towards payment to the Swap Provider of any sums owing to it under the Master Swap Agreement; and

13.1.8    eighthly, the surplus (if any) shall be paid to the Borrowers or to whomsoever else may be entitled to receive such surplus.

13.2      SET-OFF

13.2.1    Each Borrower authorises each Creditor (without prejudice to any of such Creditor's rights at law, in equity or otherwise), at any time and without notice to the Borrowers or any of them, to apply any credit balance to which the Borrowers or any of them is then entitled standing upon any account of the Borrowers or any of them with any branch of such Creditor in or towards satisfaction of any sum due and payable from the Borrowers to such Creditor under any of the Security
          Documents. For this purpose, each Creditor is authorised to purchase with the moneys standing to the credit of such account such other currencies as may be necessary to effect such application. No Creditor shall be obliged to exercise any right given to it by this clause
          13.2.

13.2.2    Without prejudice to its rights hereunder, each Creditor may at the same time as, or at any time after, any Event of Default shall occur under this Agreement or the Borrowers' default (or the Borrowers becoming an Affected Party (as defined in the Master Swap Agreement))
          under the Master Swap Agreement, in each case where such Event of
          Default or, as the case may be, default is continuing, set-off any amount due now or in the future from the Borrowers to such Creditor under this Agreement against any amount due from the Swap Provider to the Borrowers under the Master Swap Agreement and apply the second amount in discharging the first amount. The effect of any set-off under this sub-clause 13.2.2 shall be effective to extinguish or, as the case may require, reduce the liabilities of the Swap Provider under the Master Swap Agreement.

          Each Creditor shall notify the Borrowers through the Agent forthwith upon the exercise or purported exercise of any right of set-off giving full details in relation thereto and the Agent shall inform the other
          Creditors.

          Nothing in this clause 13.2 shall be effective to create a charge or other security interest.

13.3      PRO RATA PAYMENTS

13.3.1    If at any time any Bank (the "RECOVERING BANK") receives or recovers any amount owing to it by the Borrowers under this Agreement by direct payment, set-off or in any manner other than by payment through the
          Agent pursuant to clause 6.1 or 6.10 (not being a payment received from a Transferee Bank or a sub-participant in such Bank's
          Contribution or any other payment of an amount due to the Recovering
          Bank for its sole account pursuant to clauses 3.6, 5, 6.6.1, 11.1,
          11.2, 12.1, or 12.2) the Recovering Bank shall, within two (2) Banking
          Days of such receipt or recovery (a "RELEVANT RECEIPT") notify the
          Agent of the amount of the Relevant Receipt. If the Relevant Receipt exceeds the amount which the Recovering Bank would have received if the Relevant Receipt had been received by the Agent and distributed pursuant to clause 6.1 or 6.10 (as the case may be) then:

          (a)  within two (2) Banking Days of demand by the Agent, the
               Recovering Bank shall pay to the Agent an amount equal (or equivalent) to the excess;

          (b)  the Agent shall treat the excess amount so paid by the Recovering
               Bank as if it were a payment made by the Borrowers and shall distribute the same to the Banks (other than the Recovering Bank)
               in accordance with clause 6.10; and

          (c)  as between the Borrowers and the Recovering Bank the excess amount so re-distributed shall be treated as not having been paid but the obligations of the Borrowers

                                       41

          to the other Banks shall, to the extent of the amount so
          re-distributed to them, be treated as discharged.

13.3.2    If any part of the Relevant Receipt subsequently has to be wholly or partly refunded by the Recovering Bank (whether to a liquidator or otherwise) each Bank to which any part of such Relevant Receipt was so re-distributed shall on request from the Recovering Bank repay to the
          Recovering Bank such Bank's pro-rata share of the amount which has to be refunded by the Recovering Bank.

13.3.3    Each Bank shall on request supply to the Agent such information as the
          Agent may from time to time request for the purpose of this clause
          13.3.

13.3.4    Notwithstanding the foregoing provisions of this clause 13.3, no
          Recovering Bank shall be obliged to share any Relevant Receipt which it receives or recovers pursuant to legal proceedings taken by it to recover any sums owing to it under this Agreement with any other party which has a legal right to, but does not, either join in such proceedings or commence and diligently pursue separate proceedings to enforce its rights in the same or another court (unless the proceedings instituted by the Recovering Bank are instituted by it without prior notice having been given to such party through the
          Agent).

13.4      NO RELEASE

          For the avoidance of doubt it is hereby declared that failure by any
          Recovering Bank to comply with the provisions of clause 13.3 shall not release any other Recovering Bank from any of its obligations or liabilities under clause 13.3.

13.5      NO CHARGE

          The provisions of this clause 13 shall not, and shall not be construed so as to, constitute a charge by a Bank over all or any part of a sum received or recovered by it in the circumstances mentioned in clause
          13.3.

13.6      FURTHER ASSURANCE

          The Borrowers jointly and severally undertake that the Security
          Documents shall both at the date of execution and delivery thereof and so long as any moneys are owing under any of the Security Documents be valid and binding obligations of the respective parties thereto and rights of each Bank enforceable in accordance with their respective terms and that they will, at their expense, execute, sign, perfect and do, and will procure the execution, signing, perfecting and doing by each of the other Security Parties of, any and every such further assurance, document, act or thing as in the reasonable opinion of the
          Majority Banks may be necessary or desirable for perfecting the security contemplated or constituted by the Security Documents.

13.7      CONFLICTS

          In the event of any conflict between this Agreement and any of the other Borrowers' Security Documents, the provisions of this Agreement shall prevail.

14        ACCOUNTS

14.1      GENERAL

          The Borrowers jointly and severally undertake with each Creditor that they will:

14.1.1    on or before the Drawdown Date for the first Advance open each of the
          Accounts; and

14.1.2    procure that all moneys payable to each Borrower in respect of the
          Earnings of such Borrower's Ship and any moneys payable to such
          Borrower by the Swap Provider pursuant to the Master Swap Agreement shall, unless and until the Agent (acting on the instructions of the
          Majority

                                       42

          Banks) directs to the contrary pursuant to the relevant clause of the
          Ship Security Documents, be paid to the Operating Account relevant to such Borrower (in the case of Earnings of such Borrower's Ship) or to any Operating Account (in the case of moneys payable to such Borrower pursuant to the Master Swap Agreement) Provided however that if any of the moneys paid to any Operating Account are payable in a currency other than Dollars, the Account Bank shall (and the Borrowers hereby irrevocably instruct the Account Bank to) convert such moneys into
          Dollars at the Account Bank's spot rate of exchange at the relevant time for the purchase of Dollars with such currency and the term "SPOT
          RATE OF EXCHANGE" shall include any premium and costs of exchange payable in connection with the purchase of Dollars with such currency.

14.2      OPERATING ACCOUNTS: WITHDRAWALS

          Unless and until a Default shall occur and the Agent (acting on the instructions of the Majority Banks) shall direct to the contrary, each
          Borrower shall be entitled to withdraw any moneys standing to the credit of the Operating Account relating to its Ship, provided always that, prior to any Borrower making a withdrawal from such Borrower's
          Operating Account, the Borrowers shall have first transferred to the
          Retention Account on each Retention Date falling prior to the date of such withdrawal, the whole of the Retention Amount or Retention
          Amounts for such Retention Date or, as the case may be, Retention
          Dates.

14.3      RETENTION ACCOUNT: CREDITS AND WITHDRAWALS

14.3.1    The Borrowers hereby jointly and severally undertake with each
          Creditor that they will, from the date of this Agreement and so long as any moneys are owing under the Security Documents, on each
          Retention Date, pay to the Account Bank for credit to the Retention
          Account for such Retention Date, the Retention Amount for such
          Retention Date provided however that, to the extent that there are moneys standing to the credit of the Operating Accounts (or any of them) as of the relevant Retention Date such moneys shall, up to an amount equal to the Retention Amount, be transferred to the Retention
          Account on that Retention Date (and the Borrowers hereby irrevocably authorise the Account Bank to effect each such transfer) and to that extent the Borrowers' obligations to make the payments referred to in this clause 14.3.1 shall have been fulfilled upon such transfer being effected and shall be strictly without prejudice to the obligations of each of the Borrowers to make any such payment to the extent that the aforesaid transfer by the Account Bank is insufficient to meet the same.

14.3.2    Unless and until there shall occur an Event of Default (whereupon the provisions of clause 14.4 shall apply), all Retention Amounts credited to the Retention Account together with interest from time to time accruing or at any time accrued thereon shall be applied by the
          Account Bank (and the Borrowers hereby irrevocably authorise the
          Account Bank so to apply the same) upon each Repayment Date in respect of the relevant Advance, and on each day that interest is payable pursuant to clause 3.1, in or towards payment to the Agent of the instalment then falling due for repayment or (as the case may be) the amount of interest then due. Each such application by the Account Bank shall constitute a payment in or towards satisfaction of the
          Borrowers' corresponding payment obligations under this Agreement but shall be strictly without prejudice to the obligations of each of the
          Borrowers to make any such payment to the extent that the aforesaid application by the Account Bank is insufficient to meet the same.

14.3.3    Unless the Agent (acting on the instructions of the Majority Banks)
          otherwise agrees in writing and subject to clause 14.3.2, none of the
          Borrowers shall be entitled to withdraw any moneys from the Retention
          Account at any time from the date of this Agreement and so long as any moneys are owing under the Security Documents.

14.4      APPLICATION OF ACCOUNTS

          At any time after the occurrence of an Event of Default, the Agent may
          (and on the instructions of the Majority Banks shall), without notice to the Borrowers, instruct the Account Bank to apply all moneys then standing to the credit of the Accounts or any of them (together with interest

                                       43

          from time to time accruing or accrued thereon) in or towards satisfaction of any sums due to the Creditors or any of them under the
          Security Documents in the manner specified in clause 13.1.

14.5      CHARGING OF ACCOUNT

          The Retention Account and all amounts from time to time standing to the credit thereof shall be subject to the security constituted and the rights conferred by the Retention Account Pledge.

15        ASSIGNMENT, TRANSFER AND LENDING OFFICE

15.1      BENEFIT AND BURDEN

          This Agreement shall be binding upon, and enure for the benefit of, the Creditors and the Borrowers and their respective successors in title.

15.2      NO ASSIGNMENT BY BORROWERS

          None of the Borrowers may assign or transfer any of its rights or obligations under this Agreement.

15.3      TRANSFERS BY BANKS

          Subject to the prior written consent of the Agent and the Borrowers
          (such consent in the case of the Borrowers not to be unreasonably withheld and the request for which shall be promptly responded to by the Borrowers), any Bank (the "TRANSFEROR BANK") may at any time cause all or any part of its rights, benefits and/or obligations under this
          Agreement and the Security Documents to be transferred to any other bank or financial institution (a "TRANSFEREE BANK") by delivering to the Agent a Transfer Certificate duly completed and duly executed by the Transferor Bank and the Transferee Bank. No such transfer is binding on, or effective in relation to, the Borrowers or the Agent unless (i) it is effected or evidenced by a Transfer Certificate which complies with the provisions of this clause 15.3 and is signed by or on behalf of the Transferor Bank, the Transferee Bank and the Agent
          (on behalf of itself, the Borrowers and the other Creditors) and (ii)
          such transfer of rights under the other Security Documents has been effected and registered. Upon signature of any such Transfer
          Certificate by the Agent, which signature shall be effected as promptly as is practicable after such Transfer Certificate has been delivered to the Agent, and subject to the terms of such Transfer
          Certificate, such Transfer Certificate shall have effect as set out below.

          The following further provisions shall have effect in relation to any
          Transfer Certificate:

15.3.1    a Transfer Certificate may be in respect of a Bank's rights in respect of all, or part of, its Commitment and shall be in respect of the same proportion of its Contribution;

15.3.2    a Transfer Certificate shall only be in respect of rights and obligations of the Transferor Bank in its capacity as a Bank and shall not transfer its rights and obligations as the Agent, or in any other capacity, as the case may be and such other rights and obligations may only be transferred in accordance with any applicable provisions of this Agreement;

15.3.3    a Transfer Certificate shall take effect in accordance with English law as follows:

          (a)  to the extent specified in the Transfer Certificate, the
               Transferor Bank's payment rights and all its other rights (other than those referred to in paragraph 15.3.2 above) under this
               Agreement are assigned to the Transferee Bank absolutely, free of any defects in the Transferor Bank's title and of any rights or equities which the Borrowers had against the Transferor Bank;

          (b)  the Transferor Bank's Commitment is discharged to the extent specified in the Transfer Certificate;

                                       44

          (c)  the Transferee Bank becomes a Bank with a Contribution and/or a
               Commitment of the amounts specified in the Transfer Certificate;

          (d)  the Transferee Bank becomes bound by all the provisions of this
               Agreement and the Security Documents which are applicable to the
               Banks generally, including those about pro-rata sharing and the exclusion of liability on the part of, and the indemnification of, the Agent in accordance with the provisions of the Agency
               Agreement and to the extent that the Transferee Bank becomes bound by those provisions, the Transferor Bank ceases to be bound by them;

          (e)  an Advance or part of an Advance which the Transferee Bank makes after the Transfer Certificate comes into effect ranks in point of priority and security in the same way as it would have ranked had it been made by the Transferor Bank, assuming that any defects in the Transferor Bank's title and any rights or equities of any Security Party against the Transferor Bank had not
               existed; and

          (f)  the Transferee Bank becomes entitled to all the rights under this
               Agreement which are applicable to the Banks generally, including but not limited to those relating to the Majority Banks and those under clause 3.6, 5 and 12 and to the extent that the Transferee
               Bank becomes entitled to such rights, the Transferor Bank ceases to be entitled to them;

15.3.4    the rights and equities of the Borrowers or of any other Security
          Party referred to above include, but are not limited to, any right of set-off and any other kind of cross-claim; and

15.3.5    the Borrowers, the Account Bank, the Security Agent, the Banks and the
          Swap Provider hereby irrevocably authorise and instruct the Agent to sign any such Transfer Certificate on their behalf and undertake not to withdraw, revoke or qualify such authority or instruction at any time. Promptly upon its signature of any Transfer Certificate, the
          Agent shall notify the Borrowers, the Transferor Bank and the
          Transferee Bank.

15.4      RELIANCE ON TRANSFER CERTIFICATE

15.4.1    The Agent shall be entitled to rely on any Transfer Certificate believed by it to be genuine and correct and to have been presented or signed by the persons by whom it purports to have been presented or signed, and shall not be liable to any of the parties to this
          Agreement and the Security Documents for the consequences of such reliance.

15.4.2    The Agent shall at all times during the continuation of this Agreement maintain a register in which it shall record the name, Commitments,
          Contributions and administrative details (including the lending office) from time to time of the Banks holding a Transfer Certificate and the date at which the transfer referred to in such Transfer
          Certificate held by each Bank was transferred to such Bank, and the
          Agent shall make the said register available for inspection by any
          Bank or any Borrower during normal banking hours upon receipt by the
          Agent of reasonable prior notice requesting the Agent to do so.

15.4.3    The entries on the said register shall, in the absence of manifest error, be conclusive in determining the identities of the Commitments, the Contributions and the Transfer Certificates held by the Banks from time to time and the principal amounts of such Transfer Certificates and may be relied upon by the Agent and the other Security Parties for all purposes in connection with this Agreement and the Security
          Documents.

15.5      TRANSFER FEES AND EXPENSES

          If any Bank causes the transfer of all or any part of its rights, benefits and/or obligations under the Security Documents, it shall pay to the Agent on demand all costs, fees and expenses (including, but not limited to, legal fees and expenses), and all value added tax thereon, verified by the Agent as having been incurred by it in connection with such transfer.

                                       45

15.6      DOCUMENTING TRANSFERS

          If any Bank assigns all or any part of its rights or transfers all or any part of its rights, benefits and/or obligations as provided in clause 15.3, the Borrowers jointly and severally undertake, immediately on being requested to do so by the Agent and at the cost of the Transferor Bank, to enter into, and procure that the other
          Security Parties shall (at the cost of the Transferor Bank) enter into, such documents as may be necessary or desirable to transfer to the Transferee Bank all or the relevant part of such Bank's interest in the Security Documents and all relevant references in this
          Agreement to such Bank shall thereafter be construed as a reference to the Transferor Bank and/or its Transferee Bank (as the case may be) to the extent of their respective interests.

15.7      SUB-PARTICIPATION

          A Bank may sub-participate all or any part of its rights and/or obligations under the Security Documents without the consent of, or notice to, the Borrowers but with the prior written consent of the
          Agent (such consent not to be unreasonably withheld).

15.8      LENDING OFFICE

          Each Bank shall lend through its office at the address specified in schedule 1 or, as the case may be, in any relevant Transfer
          Certificate or through any other office of such Bank selected from time to time by it through which such Bank wishes to lend for the purposes of this Agreement. If the office through which a Bank is lending is changed pursuant to this clause 15.8, such Bank shall notify the Agent promptly of such change and the Agent shall notify the Borrowers, the Security Agent, the Account Bank, the Swap Provider
          and the other Banks.

15.9      DISCLOSURE OF INFORMATION

          A Bank may disclose to a prospective assignee, transferee or to any other person who may propose entering into contractual relations with such Bank in relation to this Agreement such information about the
          Borrowers as such Bank shall consider appropriate.

16        AGENT AND SECURITY AGENT

16.1      APPOINTMENT OF THE AGENT

          The terms and basis on which the Agent has been appointed by the Banks and the Swap Provider as agent are set out in the Agency Agreement including, among other things, the manner in which any decision to exercise any right, powers, discretion or authority or to carry out any duty are to be made between the Banks and the Agent or, as the case may be, the Swap Provider and the Agent.

16.2      APPOINTMENT OF THE SECURITY AGENT

          The terms and basis on which the Security Agent has been appointed by the Agent, the Banks, the Swap Provider and the Account Bank as
          security agent and trustee are set out in the Agency Agreement including, among other things, the manner in which any decision to exercise any right, powers, discretion or authority or to carry out any duty are to be made between the Agent and the Security Agent or, as the case may be, the Banks and the Security Agent or, as the case may be, the Swap Provider and the Security Agent or, as the case may be, the Account Bank and the Security Agent.

                                       46

17        NOTICES AND OTHER MATTERS

17.1      NOTICES

          Every notice, request, demand or other communication under this
          Agreement or (unless otherwise provided therein) under any of the other Security Documents shall:

17.1.1    be in writing delivered personally or by first-class prepaid letter
          (airmail if available) or facsimile transmission or other means of telecommunication in permanent written form;

17.1.2    be deemed to have been received, subject as otherwise provided in the relevant Security Document, in the case of a letter, when delivered personally or three (3) days after it has been put in to the post and, in the case of a facsimile transmission or other means of
          telecommunication in permanent written form, at the time of despatch
          (provided that if the date of despatch is not a business day in the country of the addressee or if the time of despatch is after the close of business in the country of the addressee it shall be deemed to have been received at the opening of business on the next such business day); and

17.1.3    be sent:

          (a)  to the Borrowers or any of them at:

               c/o Capital Ship Management Corp.
               3 Iassonos Street
               Piraeus 185 37
               Greece

               Fax no: +30 210 428 5679
               Attn: Mr. Syntychakis

          (b)  to the Agent, the Account Bank and the Security Agent at:

               National Bank of Greece S.A.
               2 Bouboulinas Street & Akti Miaouli
               185 35 Piraeus
               Greece

               Fax No: +30 210 414 4155
               Attn: Corporate Manager

          (c)  in the case of a Bank, to its address or fax number specified in schedule 1 or in any relevant Transfer Certificate; and

          (d)  in the case of the Swap Provider, to its address or fax number specified in paragraph (a) of Part 3 of the Schedule to the
               Master Swap Agreement,

          or to such other address and/or numbers as is notified by one party to the other parties under this Agreement.

17.2      NOTICES THROUGH THE AGENT

          Every notice, request, demand or other communication under this
          Agreement to be given by the Borrowers to any other party other than the Swap Provider shall be given to the Agent for onward transmission as appropriate and if it is to be given to the Borrowers it shall
          (except as otherwise provided in the Security Documents) be given to the Agent.

17.3      NO IMPLIED WAIVERS, REMEDIES CUMULATIVE

                                       47

          No failure or delay on the part of a Creditor to exercise any power, right or remedy under any of the Security Documents shall operate as a waiver thereof, nor shall any single or partial exercise by such
          Creditor of any power, right or remedy preclude any other or further exercise thereof or the exercise of any other power, right or remedy.
          The remedies provided in the Security Documents are cumulative and are not exclusive of any remedies provided by law.

17.4      ENGLISH LANGUAGE

          All certificates, instruments and other documents to be delivered under or supplied in connection with any of the Security Documents shall be in the English language or shall be accompanied by a certified English translation upon which the Creditors or any of them shall be entitled to rely.

17.5      BORROWERS' OBLIGATIONS

17.5.1    Joint and several

          Notwithstanding anything to the contrary contained in any of the
          Security Documents, the agreements, obligations and liabilities of the
          Borrowers herein contained are joint and several and shall be construed accordingly. Each of the Borrowers agrees and consents to be bound by the Security Documents to which it is, or is to be, a party notwithstanding that the other Borrowers which are intended to sign or to be bound may not do so or be effectually bound and notwithstanding that any of the Security Documents may be invalid or unenforceable against the other Borrowers, whether or not the deficiency is known to any of the Creditors.

17.5.2    Borrowers as principal debtors

          Each Borrower acknowledges and confirms that it is a principal and original debtor in respect of all amounts which may become payable by the Borrowers in accordance with the terms of this Agreement or any of the other Security Documents and agrees that the Creditors may also continue to treat it as such, whether or not any Creditor is or becomes aware that such Borrower is or has become a surety for the other Borrowers.

17.5.3    Indemnity

          The Borrowers hereby agree jointly and severally to keep the Creditors fully indemnified on demand against all damages, losses, costs and expenses arising from any failure of any Borrower to perform or discharge any purported obligation or liability of any other Borrower which would have been the subject of this Agreement or any other
          Security Document had it been valid and enforceable and which is not or ceases to be valid and enforceable against any other Borrower on any ground whatsoever, whether or not known to a Creditor including, without limitation, any irregular exercise or absence of any corporate power or lack of authority of, or breach of duty by, any person purporting to act on behalf of any other Borrower (or any legal or other limitation, whether under the Limitation Acts or otherwise or any disability or death, bankruptcy, unsoundness of mind, insolvency, liquidation, dissolution, winding up, administration, receivership, amalgamation, reconstruction or any other incapacity of any person whatsoever (including, in the case of a partnership, a termination or change in the composition of the partnership) or any change of name or style or constitution of any Security Party)).

17.5.4    Liability unconditional

          None of the obligations or liabilities of the Borrowers under this
          Agreement or any other Security Document shall be discharged or reduced by reason of:

          (a)  the death, bankruptcy, unsoundness of mind, insolvency, liquidation, dissolution, winding-up, administration,
               receivership, amalgamation, reconstruction or other incapacity of any person whatsoever (including, in the case of a partnership, a

                                       48

          termination or change in the composition of the partnership) or any change of name or style or constitution of a Borrower or any other person liable;

          (b)  the Agent (acting on the instructions of the Majority Banks)
               granting any time, indulgence or concession to, or compounding with, discharging, releasing or varying the liability of, a
               Borrower or any other person liable or renewing, determining, varying or increasing any accommodation, facility or transaction or otherwise dealing with the same in any manner whatsoever or concurring in, accepting, varying any compromise, arrangement or settlement or omitting to claim or enforce payment from a
               Borrower or any other person liable; or

          (c)  anything done or omitted which but for this provision might operate to exonerate the Borrowers or any of them.

17.5.5    Recourse to other security

          The Creditors shall not be obliged to make any claim or demand or to resort to any Security Document or other means of payment now or hereafter held by or available to it for enforcing this Agreement or any of the Security Documents against any Borrower or any other person liable and no action taken or omitted by any Creditor in connection with any such Security Document or other means of payment will discharge, reduce, prejudice or affect the liability of the Borrowers under this Agreement and the Security Documents to which any of them is, or is to be, a party.

17.5.6    Waiver of Borrowers' rights

          Each Borrower agrees with each Creditor that, from the date of this
          Agreement and so long as any moneys are owing under any of the
          Security Documents and while all or any part of the Commitment remains outstanding, it will not, without the prior written consent of the
          Agent (acting on the instructions of the Majority Banks):

          (a)  exercise any right of subrogation, reimbursement and indemnity against the other Borrower or any other person liable under the
               Security Documents;

          (b)  demand or accept repayment in whole or in part of any
               Indebtedness now or hereafter due to such Borrower from any other
               Borrower or from any other person liable or demand or accept any guarantee, indemnity or other assurance against financial loss or any document or instrument created or evidencing an Encumbrance in respect of the same or dispose of the same;

          (c)  take any steps to enforce any right against any other Borrower or any other person liable in respect of any such moneys; or

          (d)  claim any set-off or counterclaim against any other Borrower or any other person liable or claiming or proving in competition with any Creditor in the liquidation of any other Borrower or any other person liable or have the benefit of, or share in, any payment from or composition with, any other Borrower or any other person liable or any other Security Document now or hereafter held by any Creditor for any moneys owing under this Agreement or for the obligations or liabilities of any other person liable but so that, if so directed by the Agent, it will prove for the whole or any part of its claim in the liquidation of any other Borrower or other person liable on terms that the benefit of such proof and all money received by it in respect thereof shall be held on trust for the Banks and applied in or towards discharge of any moneys owing under this Agreement in such manner as the Agent
               (acting on the instructions of the Majority Banks) shall deem appropriate.

18        GOVERNING LAW AND JURISDICTION

18.1      LAW

                                       49

          This Agreement is governed by, and shall be construed in accordance with, English law.

18.2      SUBMISSION TO JURISDICTION

          The Borrowers jointly and severally agree, for the benefit of each
          Creditor, that any legal action or proceedings arising out of or in connection with this Agreement against the Borrowers or any of them or any of their respective assets may be brought in the English courts.
          Each of the Borrowers irrevocably and unconditionally submits to the jurisdiction of such courts and irrevocably designates, appoints and empowers Curzon Maritime Ltd at present of St. Clare House, 30/33
          Minories Street, London EC3N 1DJ, England to receive for it and on its behalf, service of process issued out of the English courts in any such legal action or proceedings. The submission to such jurisdiction shall not (and shall not be construed so as to) limit the right of a
          Creditor to take proceedings against any of the Borrowers in the courts of any other competent jurisdiction nor shall the taking of proceedings in any one or more jurisdictions preclude the taking of proceedings in any other jurisdiction, whether concurrently or not.

          The parties further agree that only the courts of England and not those of any other State shall have jurisdiction to determine any claim which any of the Borrowers may have against any Creditor arising out of or in connection with this Agreement.

18.3      NOTICES THROUGH THE AGENT

          Every notice, request, demand or other communication under this
          Agreement to be given by the Borrowers or any of them to any other party shall be given to the Agent for onward transmission as appropriate and to be given to the Borrowers or any of them shall
          (except as otherwise provided in this Agreement) be given through the
          Agent.

18.4      CONTRACTS (RIGHTS OF THIRD PARTIES) ACT 1999

          No term of this Agreement is enforceable under the Contracts (Rights of Third Parties) Act 1999 by a person who is not a party to this
          Agreement.

IN WITNESS whereof the parties to this Agreement have caused this Agreement to be duly executed on the date first above written.

                                       50

                                   SCHEDULE 1

                         THE BANKS AND THEIR COMMITMENTS

---------------------------------------------------------------------------------------------------
 NAME                    LENDING OFFICE               ADDRESS FOR NOTICES            COMMITMENT ($)
---------------------------------------------------------------------------------------------------

NATIONAL BANK OF    86 Aeolou Street           2 Bouboulinas Street & Akti Miaouli     26,625,000
GREECE S.A.         102 32 Athens              185 35 Piraeus
                    Greece                     Greece

                                               Fax No: +30 210 414 4155
                                               Att:    Ms. Maria Moraitou/
                                                       Mr. Constantinos Demetriou
---------------------------------------------------------------------------------------------------
EMPORIKI BANK OF    114 Kolokotroni & 15 II    114 Kolokotroni & 15                    26,625,000
GREECE S.A.         Merarchias Street          II Merarchias Street
                    185 35 Piraeus             185 35 Piraeus
                    Greece                     Fax No: +30 210 422 6775
                                               Att:    Ms. Christina Margelou
---------------------------------------------------------------------------------------------------


                                       51

                                   SCHEDULE 2

                             FORM OF DRAWDOWN NOTICE

                           (referred to in clause 2.4)

[_____] 2003

To:   National Bank of Greece S.A.
      2 Bouboulinas Street & Akti Miaouli
      185 35 Piraeus
      Greece

U.S.$53,250,000 LOAN

LOAN AGREEMENT DATED [_________] 2003

We refer to the above Loan Agreement and hereby give you notice that we wish to draw down the [Refinancing Advance] [Newbuilding Advance comprising of the
[Delivery Tranche] [Delivery Tranche and the LTC Tranche]] namely $[_] on
[______] 2003 and select [a first Interest Period in respect thereof of [_]
months] [the first interest period in respect hereof to expire on [_] 2003]. The funds should be credited to [NAME AND NUMBER OF ACCOUNT] with [DETAILS OF BANK
IN NEW YORK CITY].

We confirm that:

(a)  no event or circumstance has occurred and is continuing which constitutes a
     Default;

(b)  the representations and warranties contained in clauses 7.1, 7.2 and 7.3(b)
     of the Loan Agreement, are true and correct at the date hereof as if made with respect to the facts and circumstances existing at such date; and

(c)  the borrowing to be effected by the drawdown of the [Refinancing]
     [Newbuilding] Advance will be within our corporate powers, has been validly authorised by appropriate corporate action and will not cause any limit on our borrowings (whether Imposed by statute, regulation, agreement or otherwise) to be exceeded; and

(d)  there has been no material adverse change in our financial position or in the financial position of the Manager or in the consolidated financial position of ourselves, the Manager and our Related Companies, from that described by us to the Agent and the Banks in the negotiation of the Loan
     Agreement.

Words and expressions defined in the Loan Agreement shall have the same meanings where used herein.

--------------------------
For and on behalf of
FIGARO SHIPPING LTD

                                       52

----------------------------
For and on behalf of
MAGIC STAR SHIPPING CO. LTD

----------------------------
For and on behalf of
NUSE SHIPPING LTD

----------------------------
For and on behalf of
VAGUE SHIPPING LTD

----------------------------
For and on behalf of
ZOOM SHIPPING LTD

----------------------------
For and on behalf of
OCEAN VILLAGE MARITIME S.A.

                                       53

                                   SCHEDULE 3

    DOCUMENTS AND EVIDENCE REQUIRED AS CONDITIONS PRECEDENT TO THE LOAN BEING
                                      MADE

                           (referred to in clause 9.1)

                                     PART 1

1         CONSTITUTIONAL DOCUMENTS

          Copies, certified by an officer of each Security Party as true, complete and up to date copies of all documents which contain or establish or relate to the constitution of that Security Party;

2         CORPORATE AUTHORISATIONS

          copies of resolutions of the directors and stockholders of each
          Security Party approving such of the Underlying Documents and the
          Security Documents to which such Security Party is, or is to be, party and authorising the signature, delivery and performance of such
          Security Party's obligations thereunder, certified (in a certificate dated no earlier than the date of this Agreement) by an officer of such Security Party as:

          (a)  being true and correct;

          (b)  being duly passed at meetings of the directors of such Security
               Party and of the stockholders of such Security Party duly
               convened and held;

          (c)  not having been amended, modified or revoked; and

          (d)  being in full force and effect,

          together with originals or certified copies of any powers of attorney issued by any Security Party pursuant to such resolutions;

3         SPECIMEN SIGNATURES

          copies of the signatures of the persons who have been authorised on behalf of each Security Party to sign such of the Underlying Documents and the Security Documents to which such Security Party is, or is to be, party and to give notices and communications, including notices of drawing, under or in connection with the Security Documents, certified
          (in a certificate dated no earlier than the date of this Agreement) by an officer of such Security Party as being the true signatures of such persons;

4         CERTIFICATE OF INCUMBENCY

          a list of directors and officers of each Security Party specifying the names and positions of such persons, certified (in a certificate dated no earlier than to the date of this Agreement) by an officer of such
          Security Party to be true, complete and up to date;

5         BORROWERS' CONSENTS AND APPROVALS

          a certificate (dated no earlier than the date of this Agreement) from an officer of each of the Borrowers that no consents, authorisations, licences or approvals are necessary for that Borrower to authorise or are required by that Borrower in connection with the borrowing by that

                                       54

          Borrower of the Loan pursuant to this Agreement or the execution, delivery and performance of that Borrowers' Security Documents;

6         OTHER CONSENTS AND APPROVALS

          a certificate (dated no earlier than the date of this Agreement) from an officer of each Security Party (other than the Borrowers) that no consents, authorisations, licences or approvals are necessary for such
          Security Party to guarantee and/or grant security for the borrowing by the Borrowers of the Total Commitment pursuant to this Agreement and execute, deliver and perform the Security Documents insofar as such
          Security Party is a party thereto;

7         CERTIFIED CONTRACT AND MANAGEMENT AGREEMENTS

          a copy, certified (in a certificate dated no earlier than the date of this Agreement) as a true and complete copy by an officer of each of the Borrowers of the Contract and each of the Management Agreements
          (other than the Ocean Management Agreement); and

8         FEES

          evidence that the fee due under clause 5.1.2 has been paid in full.

                                       55

                                     PART 2

             DOCUMENTS AND EVIDENCE REQUIRED AS CONDITIONS PRECEDENT

                      TO THE REFINANCING ADVANCE BEING MADE

1         DRAWDOWN NOTICE

          the relevant Drawdown Notice duly executed;

2         CONDITIONS PRECEDENT

          evidence that the conditions precedent set out in Parts 1 and 2 of schedule 3 remain fully satisfied;

3         UPDATED CORPORATE AUTHORISATIONS/CERTIFICATES OF INCUMBENCY

          a list of directors and officers of each Security Party specifying the names and positions of such persons and copies of the signatures of the persons who have been authorised on behalf of each such Security
          Party to sign such of the Security Documents to which such Security
          Party is, or is to be, party and to give notices and communications, including notices of drawing, under or in connection with the Security
          Documents, certified (in a certificate dated no earlier than five (5)
          Banking Days prior to the relevant Drawdown Date) by an officer of such Security Party to be, in the case of the list of directors, true, complete and up to date and, in the case of the specimen signatures, true signatures of such persons or a certificate by an officer of such
          Security Party that the list provided in respect of such Security
          Party pursuant to paragraph (d) of Part 1 of this schedule, and that the specimen signatures provided in respect of the Security Party pursuant to paragraph (c) of Part 1 of this schedule, remain true, complete and up to date;

4         BORROWERS' OPINIONS

               (a)  an opinion of Ganados & Associates, special legal advisers on matters of Maltese law, to the Agent; and

               (b)  an opinion of Patton Moreno & Asvat, special legal advisers on matters of Panamanian law, to the Agent;

5         SHIP CONDITIONS (IN RELATION TO ALL SHIPS OTHER THAN THE NEWBUILDING)

          evidence that all the Ships for which the Refinancing Advance is to be made:

               (a)  Registration and Encumbrances

                    are permanently or provisionally registered in the name of the relevant Borrower under the laws and flag of the
                    relevant Flag State through the relevant Registry and that such Ships and their Earnings, Insurances and Requisition
                    Compensation (as defined in the relevant Ship Security
                    Documents) are free of Encumbrances;

               (b)  Classification

                    maintain the relevant Classification free of all
                    requirements and recommendations of the relevant
                    Classification Society; and

               (c)  Insurance

                    are insured in accordance with the provisions of the
                    relevant Ship Security Documents and all requirements of
                    such Ship Security Documents in respect of such insurance
                    have been complied with (including without limitation,
                    confirmation from the protection

                                       56

                    and indemnity association or other insurer with which such
                    Ships are or are to be, entered for insurance or insured
                    against protection and indemnity risks (including oil
                    pollution risks) that any necessary declarations required by the association or insurer for the removal of any oil
                    pollution exclusion have been made and that any such
                    exclusion does not apply to such Ships);

6         MASTER SWAP AGREEMENT

          the Master Swap Agreement duly executed;

7         RETENTION ACCOUNT PLEDGE

          the Retention Account Pledge, (together with the other documents to be delivered to the Security Agent pursuant thereto) duly executed;

8         SECURITY DOCUMENTS

          the Ship Security Documents for all Ships (other than the Newbuilding)
          duly executed;

9         MORTGAGE REGISTRATION

          evidence that the Mortgages over all Ships (other than the
          Newbuilding) have been permanently registered against such Ships under the laws and flag of the relevant Flag State through the relevant
          Registry;

10        NOTICES OF ASSIGNMENT

          duly executed notices of assignment in the forms prescribed by the relevant Ship Security Documents for all Ships (other than the
          Newbuilding);

11        MANAGER'S CONFIRMATION

          the managers of all Ships (other than the Newbuilding) have confirmed in writing that the representations and warranties set out in clause
          7.2.9 and 7.2.10 are true and correct;

12        BORROWERS' PROCESS AGENT

          a letter from each Borrower's agent for receipt of service of proceedings referred to in clause 18.2 accepting its appointment under the said clause and under each of the other Security Documents in which it is or is to be appointed as such Borrower's agent;

13        MANAGER'S PROCESS AGENT

          a letter from the Manager's agent for receipt of service of proceedings referred to in clause 7.1.2 of the Manager's Undertakings for all Ships (other than the Newbuilding) accepting its appointment under the said clause;

14        INSURANCE OPINION

          an opinion from insurance consultants to the Agent on the insurances effected or to be effected in respect of all Ships (other than the
          Newbuilding) upon and following the relevant Drawdown Date;

15        SMC/DOC

          in respect of all Ships (other than the Newbuilding) a copy, certified
          (in a certificate dated no earlier than five (5) Banking Days prior to the date of this Agreement) as a true and complete

                                       57

          copy by an officer of the relevant Borrower of either (a) the DOC issued to the Operator and the SMC for such Borrower's Ship or (b) an application for the issuance of the DOC to the Operator and/or the SMC for such Borrowers Ship;

16        EXISTING INDEBTEDNESS

          evidence that all moneys due to the National Bank of Greece S.A. under the loan agreement dated 11 April 2003 have been repaid or, as the case may, be paid in full and that the relevant security parties have been fully discharged from their obligations thereunder;

17        REGISTRATION FORMS

          such statutory forms duly signed by the Borrowers and the other
          Security Parties as may be required by the Agent to perfect the security contemplated by the Security Documents;

18        BANK ACCOUNTS

          evidence that the Operating Accounts and the Retention Account have been opened together with mandate forms in respect thereof duly executed;

19        FURTHER MATTERS/OPINIONS

          any such other matter or further opinion as may be required by the
          Agent; and

20        FEES

          evidence that any fees due pursuant to clause 5.1.1 and any commitment commission due pursuant to clause 5.1.3 have been paid in full.

                                       58

                                     PART 3

DOCUMENTS AND EVIDENCE REQUIRED AS CONDITIONS PRECEDENT TO THE DELIVERY TRANCHE
                                   BEING MADE

1         DRAWDOWN NOTICE

          the relevant Drawdown Notice duly executed;

2         CONDITIONS PRECEDENT

          evidence that the conditions precedent set out in Parts 1 and 2 of schedule 3 remain fully satisfied;

3         UPDATED CORPORATE AUTHORISATIONS/CERTIFICATES OF INCUMBENCY

          a list of directors and officers of each Security Party specifying the names and positions of such persons and copies of the signatures of the persons who have been authorised on behalf of each such Security
          Party to sign such of the Security Documents to which such Security
          Party is, or is to be, party and to give notices and communications, including notices of drawing, under or in connection with the Security
          Documents, certified (in a certificate dated no earlier than five (5)
          Banking Days prior to the relevant Drawdown Date) by an officer of such Security Party to be, in the case of the list of directors, true, complete and up to date and, in the case of the specimen signatures, true signatures of such persons or a certificate by an officer of such
          Security Party that the list provided in respect of such Security
          Party pursuant to paragraph (d) of Part 1 of this schedule, and that the specimen signatures provided in respect of the Security Party pursuant to paragraph (c) of Part 1 of this schedule, remain true, complete and up to date;

4         NO CLAIM

          evidence satisfactory to the Agent that the Builder (and any other party who may have a claim pursuant to the Contract) has no claims against the Newbuilding or the Ocean Borrower and that there have been no breaches of the terms of the Contract or any default thereunder;

5         NEWBUILDING CONDITIONS

          evidence that the Newbuilding:

          (a)  Registration and Encumbrances

               is permanently or provisionally registered in the name of the relevant Borrower under the laws and flag of the relevant Flag
               State through the relevant Registry and that such Ship and its
               Earnings, Insurances and Requisition Compensation (as defined in the relevant Ship Security Documents) are free of Encumbrances;

          (b)  Classification

               maintains the relevant Classification free of all requirements and recommendations of the relevant Classification Society; and

          (c)  Insurance

               is insured in accordance with the provisions of the relevant Ship
               Security Documents and all requirements of such Ship Security
               Documents in respect of such insurance have been complied with
               (including without limitation, confirmation from the protection and indemnity association or other insurer with which such Ship is, or is to be, entered for insurance or insured against
               protection and indemnity risks (including oil pollution

                                       59

               risks) that any necessary declarations required by the
               association or insurer for the removal of any oil pollution exclusion have been made and that any such exclusion does not apply to such Ship);

6         NO ENCUMBRANCE

          evidence that there is no Encumbrance of any kind created or permitted by any person on or relating to the Contract other than Permitted
          Encumbrances;

7         FEES AND COMMISSIONS

          evidence that any fees and commitment commission payable from the
          Borrowers to the Agent pursuant to the terms of clause 5.1 or any other provision of the Security Documents have been paid in full;

8         COMMERCIAL INVOICE IN RESPECT OF THE NEWBUILDING

          a commercial invoice or any other similar document addressed by the
          Builder to the Ocean Borrower in respect of the payment in full of the
          Contract Price under the Contract;

9         BUILDERS' CERTIFICATE

          the Builders' Certificate for the Newbuilding duly executed and delivered;

10        NO CLAIM

          the Agent having no evidence that the Builder or any other party who may have a claim pursuant to the Contract has any claims against the
          Newbuilding or the Ocean Borrower and that there have been no breaches of the terms of the Contract or any default thereunder;

13        SECURITY DOCUMENTS

          the Ocean Mortgage, the Ocean Deed of Covenant and the Ocean Manager's
          Undertaking each duly executed and delivered;

14        NOTICES OF ASSIGNMENT

          duly executed notices of assignment in the forms prescribed by the
          Ocean Deed of Covenant and the relevant Manager's Undertakings;

15        MORTGAGE REGISTRATION

          evidence that the Ocean Mortgage has been registered against the
          Newbuilding through the Registry under the laws and flag of the Flag
          State;

16        OCEAN BORROWER'S PROCESS AGENT

          a copy, certified as a true copy by the Ocean Borrower's solicitors or other person acceptable to the Agent of a letter from the Ocean
          Borrower's agent for receipt of service of proceedings referred to in each of the Ocean Mortgage and the Ocean Deed of Covenant in which it is or is to be appointed as the Ocean Borrower's agent;

17        SECURITY PARTIES' PROCESS AGENT

          a copy, certified as a true copy by the Borrowers' solicitors or other person acceptable to the Agent of a letter from each Security Party's agent for receipt of service of proceedings referred

                                       60

          to in each Security Document to which the relevant Security Party is a party, accepting its appointment under each of the relevant Security
          Documents;

18        INSURANCE OPINION

          an opinion from insurance consultants to the Agent, on the insurances effected or to be effected in respect of the Newbuilding upon and following the Drawdown Date of the Newbuilding Advance;

19        APPLICATION FOR DOC AND SMC

          a certified copy of the DOC and either (i) a certified copy of the SMC for the Newbuilding or (ii) evidence satisfactory to the Agent that the Operator has applied for an SMC for the Newbuilding to be issued pursuant to the Code within any applicable time limit;

20        PANAMANIAN OPINION

          an opinion of Patton Moreno & Asvat, special legal advisers on matters of Panamanian law-to the Agent;

21        FLAG STATE OPINIONS

          an opinion of special legal advisers on matters of the law of the Flag
          State, to the Agent;

22        FURTHER OPINIONS

          such further opinions as the Agent may require; and

23        VALUATION

          a valuation of the Newbuilding pursuant to clause 8.2.2 dated not more than Fifteen (15) Banking Days before the Delivery Date;

24        FURTHER CONDITIONS PRECEDENT

          such further conditions precedent as the Agent may require.

                                       61

                                     PART 4

DOCUMENTS AND EVIDENCE REQUIRED AS CONDITIONS PRECEDENT TO THE LTC TRANCHE BEING
                                      MADE

1         DRAWDOWN NOTICE

          the relevant Drawdown Notice duly executed;

2         LTC CONTRACT

          a certified copy of the LTC Contract together with evidence satisfactory to the Agent that the LTC Contract has been duly executed by the parties thereto and that the Newbuilding has been accepted by the charterer under the LTC Contract;

3         LTC CONTRACT ASSIGNMENT

          the LTC Contract Assignment together with the notices and
          acknowledgements in the forms prescribed thereto, each duly executed;
          and

4         CORPORATE AUTHORISATIONS

          copies of resolutions of the directors and stockholders of the Ocean
          Borrower approving the LTC Contract Assignment and authorising the signature, delivery and performance of the Ocean Borrower's obligations thereunder, certified (in a certificate dated no earlier than the date of this Agreement) by an officer of the Ocean Borrower as:

          (a)  being true and correct;

          (b)  being duly passed at meeting of the directors of the Ocean
               Borrower and of the stockholders of the Ocean Borrower duly convened and held;

          (c)  not having been amended, modified or resolved; and

          (d)  being in full force and effect together with originals or certified copies of any powers of attorney issued by the Ocean
               Borrower pursuant to such resolutions.

                                       62

                                   SCHEDULE 4

                          FORM OF TRANSFER CERTIFICATE

                            (refer to in clause 15.3)

                              TRANSFER CERTIFICATE

BANKS ARE ADVISED NOT TO EMPLOY TRANSFER CERTIFICATES OR OTHERWISE TO ASSIGN OR
TRANSFER INTERESTS IN THE LOAN AGREEMENT WITHOUT FURTHER ENSURING THAT THE
TRANSACTION COMPLIES WITH ALL APPLICABLE LAWS AND REGULATIONS, INCLUDING THE
FINANCIAL SERVICES ACT 1986 AND REGULATIONS MADE THEREUNDER AND SIMILAR STATUTES
WHICH MAY BE IN FORCE IN OTHER JURISDICTIONS

To:  NATIONAL BANK OF GREECE S.A. as agent on its own behalf and on behalf of the Borrowers, the Banks, the Account Bank, the Swap Provider and the
     Security Agent defined in the Loan Agreement referred to below.

                                                                          [Date]

Attention: [_]

This certificate (TRANSFER CERTIFICATE") relates to a loan agreement dated [_]
2003 (the "LOAN AGREEMENT") and made between (1) Figaro Shipping, Ltd., Zoom
Shipping Ltd., Vague Shipping Ltd., Nuse Shipping Ltd., Magic Star Shipping Co.
Ltd. and Ocean Village Maritime S.A. (the "BORROWERS"), (2) the banks and financial institutions defined therein as banks (the "BANKS") and (3) the
National Bank of Greece S.A. as Agent, Security Agent, Swap Provider and Account
Bank in relation to a loan of up to $53,250,000. Terms defined in the Loan
Agreement shall, unless otherwise defined herein, have the same meanings herein as therein.

In this Certificate:

the "TRANSFEROR" means [FULL NAME] of [LENDING OFFICE]; and

the "TRANSFEREE" means [FULL NAME] of [LENDING OFFICE].

1    The Transferor with full title guarantee assigns to the Transferee absolutely all rights and interests (present, future or contingent) which the Transferor has as a Bank under or by virtue of the Loan Agreement and all the Security Documents in relation to [_] per centum ([_]%) of the
     [Contribution] [Commitment] of the Transferor (or its predecessors in title) details of which are set out below:

--------------------------------------------------------------------------------
                                               TRANSFEROR'S
                                              [CONTRIBUTION]
                                               [COMMITMENT]
DATE [OF ADVANCE]     AMOUNT [OF ADVANCE]      [TO ADVANCE]      MATURITY DATE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                       63

2    By virtue of this Transfer Certificate and clause 15 of the Loan Agreement, the Transferor is discharged [entirely from its Available Commitment which amounts to $[_____]] [from [_____] per centum ([_____]%) of its Available
     Commitment, which percentage represents $[_____]].

3    The Transferee hereby requests the Agent (on behalf of itself, the
     Borrowers, the Account Bank, the Security Agent, the Swap Provider and the
     Banks) to accept the executed copies of this Transfer Certificate as being delivered pursuant to and for the purposes of clause 15.3 of the Loan
     Agreement so as to take effect in accordance with the terms thereof on
     [date of transfer].

4    The Transferee:

     4.1.1 confirms that it has received a copy of the Loan Agreement and the other Security Documents together with such other documents and information as it has required in connection with the transaction contemplated thereby;

     4.1.2 confirms that it has not relied and will not hereafter rely on the
          Transferor, the Agent, the Account Bank, the Banks, the Swap Provider
          or the Security Agent to check or enquire on its behalf into the legality, validity, effectiveness, adequacy, accuracy or completeness of the Loan Agreement, any of the Security Documents or any such documents or information;

     4.1.3 agrees that it has not relied and will not rely on the Transferor, the Agent, the Account Bank, the Banks, the Swap Provider or the
          Security Agent to assess or keep under review on its behalf the financial condition, creditworthiness, condition, affairs, status or nature of the Borrowers, or any other Security Party (save as otherwise expressly provided therein);

     4.1.4 warrants that it has power and authority to become a party to the
          Loan Agreement and has taken all necessary action to authorise execution of this Transfer Certificate and to obtain all necessary approvals and consents to the assumption of its obligations under the
          Loan Agreement and the Security Documents; and

     4.1.5 if not already a Bank, appoints (i) the Agent to act as its agent and
          (ii) the Security Agent to act as its security agent and trustee, as provided in the Loan Agreement and the Security Documents and agrees to be bound by the terms of the Loan Agreement and the Security
          Documents.

5    The Transferor:

     5.1  warrants to the Transferee that it has full power to enter into this
          Transfer Certificate and has taken all corporate action necessary to authorise it to do so;

     5.2  warrants to the Transferee that this Transfer Certificate is binding on the Transferor under the laws of England, the country in which the
          Transferor is incorporated and the country in which its lending office is located; and

     5.3  agrees that it will, at its own expense, execute any documents which the Transferee reasonably requests for perfecting in any relevant jurisdiction the Transferee's title under this Transfer Certificate or for a similar purpose.

6    The Transferee hereby undertakes with the Transferor and each of the other parties to the Loan Agreement and the other Security Documents that it will perform in accordance with its terms all those obligations which by the terms of the Loan Agreement and the other Security Documents will be assumed by it after delivery of the executed copies of this Transfer
     Certificate to the Agent and satisfaction of the conditions (if any)
     subject to which this Transfer Certificate is expressed to take effect.

7    By execution of this Transfer Certificate on their behalf by the Agent and in reliance upon the representations and warranties of the Transferee, the
     Borrowers, the Agent, the Security Agent, the Swap Provider, the Account
     Bank and the Banks accept the Transferee as a party to the

                                       64

     Loan Agreement and the Security Documents with respect to all those rights and/or obligations which by the terms of the Loan Agreement and the
     Security Documents will be assumed by the Transferee (including those about pro-rata sharing and the exclusion of liability on the part of, and the indemnification of, the Agent and the Security Agent as provided by the
     Loan Agreement) after delivery of the executed copies of this Transfer
     Certificate to the Agent and satisfaction of the conditions (if any)
     subject to which this Transfer Certificate is expressed to take effect.

8    None of the Transferor, the Agent, the Security Agent, the Swap Provider,
     the Account Bank or the Banks:

8.1  makes any representation or warranty nor assumes any responsibility with respect to the legality, validity, effectiveness, adequacy or enforceability of the Loan Agreement or any of the Security Documents or
     any document relating thereto; or

8.2  assumes any responsibility for the financial condition of the Borrowers or any of them or any other Security Party or any party to any such other document or for the performance and observance by the Borrowers or any of them or any other Security Party or any party to any such other document
     (save as otherwise expressly provided therein) and any and all such conditions and warranties, whether express or implied by law or otherwise, are hereby excluded (except as aforesaid).

9    The Transferor and the Transferee each undertake that they will on demand fully indemnify the Agent in respect of any claim, proceeding, liability or expense which relates to or results from this Transfer Certificate or any matter concerned with or arising out of it unless caused by the Agent's gross negligence or wilful misconduct, as the case may be.

10   The agreements and undertakings of the Transferee in this Transfer
     Certificate are given to and for the benefit of and made with each of the other parties to the Loan Agreement and the Security Documents.

11   This Transfer Certificate shall be governed by, and construed in accordance with, English law.

     TRANSFEROR                          TRANSFEREE

     By:                                 By:
        ------------------------------      ------------------------------------

     Dated:                              Dated:
            --------------------------          --------------------------------

AGENT

Agreed for and on behalf of itself as Agent, the Borrowers, the Security Agent, the Swap Provider, the Account Bank and the Banks.

NATIONAL BANK OF GREECE S.A.

By:
    ----------------------------------

Dated:
       -------------------------------

NOTE: The execution of this Transfer Certificate alone may not transfer a proportionate share of the Transferor's interest in the security constituted by the Security Documents in the Transferor's or Transferee's jurisdiction. It is the responsibility of the Transferee to ascertain whether any other documents are required to perfect a transfer of such a share in the Transferor's interest in such security in any such jurisdiction and, if so, to seek appropriate advice and arrange for execution of the same.

                                       65

                                  THE SCHEDULE

Outstanding Contribution: $______

Commitment: $______

Portion Transferred: ______%

ADMINISTRATIVE DETAILS OF TRANSFEREE

Name of Transferee: _______________

Lending Office: _______________

Contact Person _______________

(Loan Administration Department): _______________

Telephone: _______________

Telefax No: _______________

Contact Person _______________

(Credit Administration Department): _______________

Telephone: _______________

Telefax No: _______________

                                       66

                                   SCHEDULE 5

                                FORM OF MORTGAGE

                                       67

                                                                     Form No. 9A

                            MORTGAGE (BODY CORPORATE)


------------------------------------------------------------------------------------------------------------------------------------

     Official No.       Name of Ship                    Home Port          No. Year and     Whether a Sailing,    Power of Engines,
                                                                         Port of Registry  Stream or Motor Ship        if any
------------------------------------------------------------------------------------------------------------------------------------
                                                        VALLETTA
------------------------------------------------------------------------------------------------------------------------------------
                                                  Metres   Centimetres
-----------------------------------------------------------------------  Gross Tonnage
Length (Article 2(8))                                                                           and as described in more detail in
                                                  --------------------------------------------- the Certificate of the Surveyor and
Breadth (Reg 2 (3))                                                                             the Register.
                                                  ---------------------  Net Tonnage
Moulded Depth Amidships to Upper Deck (Reg 2 (2))
------------------------------------------------------------------------------------------------------------------------------------

     WHEREAS (a) there is a Deed of Trust dated _______ 2003 (hereinafter referred to as the "Deed of Trust") in pursuance of which
NATIONAL BANK OF GREECE S.A. a banking institution registered in Greece and acting through its office at 2 Bouboulinas Street & Akti
Miaoull, 185 35 Piraeus, Greece (hereinafter sometimes referred to as the "Mortgagee" which expression shall include its successors and assigns) was appointed as security agent and trustee by the banks (including the Mortgagee) acting as lenders listed in
Schedule 1 to the Loans Agreement (as defined below) (hereinafter referred to as the "Banks"), the Mortgagee as Agent (the "Agent");
Account Bank (the "Account Bank") and Swap Provider (the "Swap Provider" and, together with the Banks, the Agent and the Account
Bank; the "Secured Creditors") for the purpose, inter alia, of receiving, registering, discharging, assigning and enforcing any security for the benefit of all and any beneficiaries as may from time to time be entitled to benefit by virtue of and in accordance with the provisions of the Deed of Trust, and WHEREAS there is an Account _____ between (1)___, a limited liability company incorporated and existing under the laws of the Republic of Malts having its registered office at 13/16, Vincenti Buildings, Strait
Street, Valletta, Malta (hereinafter sometimes called the "Mortgagor") and (2) the Banks regulated by a (1) loan agreement dated
2003 made between (i) the Mortgagor and others as joint and several borrowers (together, the "Borrowers"), (ii) the Banks and (iii)
the Mortgagee as Agent, Security Agent, Swap Provider and Account Bank, (2) and ISDA Master Agreement dated __________________ 2003 made between the Mortgagor and the Swap Provider (hereinafter as the same may from time to time be supplemented, varied and/or amended called the "Master Agreement") including any Schedule thereto and all Transactions and/or Confirmations (as the said expressions are defined, in the Master Agreement) supplemental thereto and (3) a deed of covenant bearing even date herewith collateral to this Mortgage made between the Mortgagor and the Mortgagee (as security agent and trustee) (which said Loan Agreement and Deed of Covenant as the same may from time to time be supplemented, varied and/or amended are hereinafter called the "Loan
Agreement" and the "Deed of Covenant" respectively) and WHEREAS pursuant to the Loan Agreement and the Master Agreement the
Mortgagor has agreed to execute and does hereby execute this Mortgage and the Deed of Covenant in favour of the Mortgagee as security agent and trustee for the purposes of securing (a) the repayment by the Mortgagor to the Mortgagee and/or the Secured
Creditors of all sums for the time being and from time to time owing to the Mortgagee and/or the Secured Creditors by the Borrowers
whether by way of principal, interest or otherwise including all sums due or to become due to the Mortgagee and/or the Secured
Creditors (whether actually, contingently, presently and/or in the future) under the Loan Agreement the Master Agreement and the
Deed of Covenant or any of them and all costs, charges, expenses or other moneys and where applicable interest thereon connected with or for the purpose of creating, preserving, maintaining, administering, protecting, enforcing or attempting to enforce this security, in the manner and at the time set forth in the Loan Agreement, the Master Agreement, and the Deed of Covenant or any of
them and (b) the due and punctuality, performance and fullfilment of all obligations of the Borrowers to the Mortgagee and/or the
Secured Creditors under and pursuant to the Loan Agreement and the Master Agreement and of the Mortgagor under the Deed of Covenant and WHEREAS the amount of principal and interest or other moneys due to the Mortgagee and/or the Secured Creditors at any given time can be ascertained by reference to the Loan Agreement, the Master Agreement and the Deed of Covenant and/or to the books of account
(or other accounting records) of the Mortgagee and/or ___________ ___________ by the mortgagee pursuant to the Loan Agreement, the
Master Agreement and the Deed of Covenant or any of them, which amount the Mortgagor accepts as conclusive and binding_
and shall __________ __________ _________ amount due by the Mortgagor to the Mortgagee and/or the Secured Creditors as aforesaid and
WHEREAS the Mortgagor is prohibited from transferring or ___________ ___________ ___________ ___________ without the prior written consent of the Mortgagee;

     Now we ____(b) of the premises ___________ ___________ __________ for ourselves and our successors, covenant with the said (c)
______ and (d) ________ assigns, to pay to him or them or it the sums for the time being due on this security, whether by way by principal or interest ___________, at the times and manner aforesaid,  __________ and for the purpose of better occurring to the said (c) ______ the payment of such sums as last aforesaid, we hereby mortgage to the said (c) _____ all the shares of which we are the Owners in the Ship above particularly described, and in ____ boats and appurtenances.

     Lastly, we for ourselves and our successors, covenant with the said (c) ______ and (d) _____ assigns that we have power to mortgage in manner aforesaid the above mentioned shares, and that the same are free from incumbrances (e) ___________

     Executed this ___________ day of ___________ Two Thousand and Three in the presence of (g) ______________________

----------------------------------
Signature of Witness                                    Signature/s (f) ______ for and on behalf of (b)

------------------------------------------------------------------------------------------------------------------------------------

____________________________________________________________________________________________________________________________________

NOTE _______________________________________________________________________________________________________________________________

NOTE _______________________________________________________________________________________________________________________________

M.S.:(R) 13                                                                                                                      PTO


                                   SCHEDULE 6

                            FORM OF DEED OF COVENANT

PRIVATE & CONFIDENTIAL

                              DATED __________ 2003

              [FIGARO SHIPPING LTD.] [MAGIC STAR SHIPPING CO. LTD]

                    [NUSE SHIPPING LTD] [VAGUE SHIPPING LTD.]

                             [ZOOM SHIPPING LTD] (1)

                                       AND

                        NATIONAL BANK OF GREECE S.A. (2)

                                   ----------

                                DEED OF COVENANT

               RELATING TO M.V. [ALEXANDROS] [ARISTOTELIS] [AKTOR]
                             [AGAMEMNON] [ACHILLEAS]

                                   ----------

                                                           [LOGO OF NORTON ROSE]

                                    CONTENTS

CLAUSE                                                                      PAGE
------                                                                      ----

THIS DEED OF COVENANT is dated _________ 2003 and made BETWEEN:

(1)  [FIGARO SHIPPING LTD.] [MAGIC STAR SHIPPING CO. LTD] [NUSE SHIPPING LTD]
     [VAGUE SHIPPING LTD] [ZOOM SHIPPING LTD], a company incorporated in Malta whose registered office is at 13/16 Vincenti Buildings, Strait Street,
     Valletta, Malta (the "OWNER"); and

(2)  NATIONAL BANK OF GREECE S.A., of 86 Aeolou Street, 102 32 Athens, Greece,
     acting for the purpose of this Deed through its branch at 2 Bouboulinas
     Street & Akti Miaoull, 185 35 Piraeus, Greece (the "MORTGAGEE").

WHEREAS:

(A)  the Owner is the sole, absolute and unencumbered, legal and beneficial owner of all shares in the Ship described in clause 1.2;

(B)  by an agreement (the "LOAN AGREEMENT") dated _________ 2003 and made between (1) the Owner and [Magic Star Shipping Co. Ltd, Nuse Shipping Ltd,
     Vague Shipping Ltd, Zoom Shipping Ltd and Ocean Village Maritime S.A.]
     [Figaro Shipping Ltd, Nuse Shipping Ltd, Vague Shipping Ltd, Zoom Shipping
     Ltd and Ocean Village Maritime S.A.] [Figaro Shipping Ltd, Magic Star
     Shipping Ltd, Vague Shipping Ltd, Zoom Shipping Ltd and Ocean Village
     Maritime S.A.] [Figaro Shipping Ltd, Magic Star Shipping Co. Ltd, Nuse
     Shipping Ltd, Zoom Shipping Ltd and Ocean Village Maritime S.A.] [Figaro
     Shipping Ltd, Magic Star Shipping Co. Ltd, Nuse Shipping Co Ltd, Vague
     Shipping Ltd and Ocean Village Maritime S.A.] as borrowers (therein and herein together referred to as the "BORROWERS"), (2) National Bank of
     Greece S.A. as arranger, (3) National Bank of Greece S.A. as agent, security agent, swap provider and account bank and (4) the banks and financial institutions referred to in schedule 1 thereto as lenders (the
     "BANKS"), the Banks agreed (inter alia) to advance by way of loan to the
     Borrowers jointly and severally, upon the terms and conditions therein contained, the principal sum of up to Fifty three million two hundred and fifty thousand Dollars ($53,250,000);

(C)  by a master swap agreement dated as of _________ 2003 (the "MASTER SWAP
     AGREEMENT") and made between the Borrowers and National Bank of Greece S.A.
     as Swap Provider, the Swap Provider agreed the terms and conditions upon which it would enter into (inter alia) interest rate swap transactions with the Borrowers in respect of the Loan whether in whole or in part as the case may be from time to time;

(D)  pursuant to clause 2.1 of the agency agreement dated _________ 2003 (the
     "AGENCY AGREEMENT") made between the Mortgagee and the Secured Creditors, each of the Secured Creditors has appointed the Mortgagee as its security agent and trustee and pursuant to a Trust Deed dated _________ 2003 and executed by the Mortgagee (as trustee) in favour of the Secured Creditors, the Mortgagee agreed to hold, receive, administer and enforce this Deed as security agent and trustee of the Secured Creditors;

(E)  the Owner has executed in favour of the Mortgagee a statutory Maltese mortgage of even date herewith in account current form constituting a first priority mortgage of all shares in the said Ship; and

(F)  this Deed is supplemental to the Loan Agreement and the Mortgage and to the
     security thereby created and is the [Figaro] [Magic] [Nuse] [Vague] [Zoom]
     Deed of Covenant referred to in the Loan Agreement but shall nonetheless continue in full force and effect notwithstanding any discharge of the
     Mortgage.

NOW THIS DEED WITNESSES AND IT IS HEREBY AGREED as follows:

                                        1

1         DEFINITIONS

1.1       DEFINED EXPRESSIONS

          Words and expressions defined in the Loan Agreement shall, unless the context otherwise requires or unless otherwise defined herein, have the same meanings when used in this Deed.

1.2       DEFINITIONS

          In this Deed, unless the context otherwise requires:

          "AGENCY AGREEMENT" means the agency agreement dated _____________ 2003 made between the Mortgagee and the Secured Creditors mentioned in recital (D) above;

          "APPROVED BROKERS" means such firm of insurance brokers, appointed by the Owner, as may from time to time be approved in writing by the
          Mortgagee for the purposes of this Deed;

          "BANKING DAY" means a day on which dealings in deposits in Dollars are carried on in the London Interbank Eurocurrency Market and (other than
          Saturday or Sunday) on which banks are open for business in London,
          Piraeus and New York City (or any other relevant place of payment under the Loan Agreement);

          "CASUALTY AMOUNT" means Three hundred thousand Dollars ($300,000) (or the equivalent in any other currency);

          "COLLATERAL INSTRUMENTS" means notes, bills of exchange, certificates of deposit and other negotiable and non-negotiable instruments, guarantees, indemnities and other assurances against financial loss and any other documents or instruments which contain or evidence an obligation (with or without security) to pay, discharge or be responsible directly or indirectly for, any indebtedness or liabilities of the Owner or any other person liable and includes any documents or instruments creating or evidencing a mortgage, charge
          (whether fixed or floating), pledge, lien, hypothecation, assignment, trust arrangement or security interest of any kind;

          "DEFAULT" means any Event of Default or any event or circumstance which with the giving of notice or lapse of time or the satisfaction of any other condition (or any combination thereof) would constitute an Event of Default;

          "EARNINGS" means all moneys whatsoever from time to time due or payable to the Owner during the Security Period arising out of the use or operation of the Ship including (but without limiting the generality of the foregoing) all freight, hire and passage moneys, income arising under pooling arrangements, compensation payable to the
          Owner in the event of requisition of the Ship for hire, remuneration for salvage and towage services, demurrage and detention moneys, damages for breach (or payments for variation or termination) of any charterparty or other contract for the employment of the Ship;

          "ENCUMBRANCE" means any mortgage, charge (whether fixed or floating), pledge, lien, hypothecation, assignment, trust arrangement or security interest or other encumbrance of any kind securing any obligation of any person or any type of preferential arrangement (including without limitation title transfer and/or retention arrangements having a similar effect);

          "EXPENSES" means the aggregate at any relevant time (to the extent that the same have not been received or recovered by the Mortgagee or any Receiver) of:

          (a)  all losses, liabilities, costs, charges, expenses, damages and outgoings of whatever nature (including, without limitation,
               Taxes, repair costs, registration fees and insurance premiums)
               suffered, incurred or paid by the Mortgagee or any Receiver in connection with the exercise of the powers referred to in or granted by this Deed or otherwise payable by the Owner in
               accordance with clause 10; and

                                        2

          (b)  interest on all such losses, liabilities, costs, charges, expenses, damages and outgoings from the date on which the same were suffered, incurred or paid by the Mortgagee or any Receiver until the date of receipt or recovery thereof (whether before or after judgment) at a rate per annum calculated in accordance with clause 3.4 of the Loan Agreement (as conclusively certified by the Mortgagee or such Receiver, as the case may be);

          "INSURANCES" means all policies and contracts of insurance (which expression includes all entries of the Ship in a protection and indemnity or war risks association) which are from time to time during the Security Period in place or taken out or entered into by or for the benefit of the Owner (whether in the sole name of the Owner or in the joint names of the Owner and the Mortgagee or otherwise) in respect of the Ship and her Earnings or otherwise howsoever in connection with the Ship and all benefits thereof (including claims of whatsoever nature and return of premiums);

          "LOAN" means the aggregate principal amount advanced and/or to be advanced by the Banks to the Borrowers pursuant to the Loan Agreement or, as the context may require, the amount thereof at any time outstanding;

          "LOAN AGREEMENT" means the agreement dated _________ 2003 mentioned in recital (B) hereto;

          "LOSS PAYABLE CLAUSES" means the provisions regulating the manner of payment of sums receivable under the Insurances which are to be incorporated in the relevant insurance documents, such provisions to be in the forms set out in schedule 1 or in such other forms as may from time to time be agreed in writing by the Mortgagee;

          "MANAGEMENT AGREEMENT" means the agreement dated _________ 2003 made between the Owner and the Manager or any other agreement previously approved in writing by the Agent between the Owner and the Manager providing (inter alia) for the Manager to manage the Ship;

          "MANAGER" means Capital Ship Management Corp. of Panama, or any other person appointed by the Owner, with the prior written consent of the
          Mortgagee, as the manager of the Ship and includes its successors in title;

          "MASTER SWAP AGREEMENT" means the agreement referred to in recital (C)
          hereto;

          "MASTER SWAP AGREEMENT LIABILITIES" means at any relevant time all liabilities, actual or contingent, present or future, owing to the
          Swap Provider under the Master Swap Agreement;

          "MORTGAGE" means the statutory mortgage mentioned in recital (E);

          "MORTGAGED PROPERTY" means:

          (a)  the Ship;

          (b)  the Insurances;

          (c)  the Earnings; and

          (d)  any Requisition Compensation;

          "MORTGAGEE" includes the successors in title and assignees of the
          Mortgagee;

          "NOTICE OF ASSIGNMENT OF INSURANCES" means a notice of assignment in the form set out in schedule 2 or in such other form as may from time to time be required or agreed in writing by the Mortgagee;

          "OPERATING ACCOUNT" means an interest bearing Dollar account of the
          Owner opened or (as the context may require) to be opened by the Owner with the Account Bank and with account

                                        3

          number _______________________ and includes any sub-accounts thereof and any other account designated in writing by the Agent to be an
          Operating Account for the purposes of this Deed;

          "OUTSTANDING INDEBTEDNESS" means the aggregate of the Loan and interest accrued and accruing thereon, the Master Swap Liabilities, the Expenses and all other sums of money from time to time owing to the Secured Creditors, whether actually or contingently, under the
          Loan Agreement and the other Security Documents or any of them;

          "OWNER" includes the successors in title of the Owner;

          "PORT OF REGISTRY" means the Port of Valletta or such other port of registry approved in writing by the Mortgagee which the Ship is, or is to be registered on, or at any relevant time hereafter,

          "RECEIVER" means any receiver and/or manager appointed pursuant to clause 7.2;

          "REQUISITION COMPENSATION" means all sums of money or other compensation from time to time payable during the Security Period by reason of the Compulsory Acquisition of the Ship;

          "SECURED CREDITORS" means, together, the Agent, the Swap Provider, the
          Account Bank and the Banks and "SECURED CREDITOR" means any of them;

          "SECURITY DOCUMENTS" means the Loan Agreement, the Master Swap
          Agreement, the Mortgage, this Deed, the Manager's Undertaking and any other such document as is defined in the Loan Agreement as a Security
          Document or as may have been or may hereafter be executed to guarantee and/or secure all or any part of the Loan, interest thereon and other moneys from time to time owing by the Borrowers pursuant to the Loan
          Agreement or the Master Swap Agreement (whether or not any such document also secures money from time owing pursuant to any other document or agreement);

          "SECURITY PERIOD" means the period commencing on the date hereof and terminating upon discharge of the security created by the Security
          Documents by payment of all moneys payable thereunder;

          "SHIP" means the vessel [Alexandros] [Aristotelis] [Aktor] [Agamemnon]
          [Achilleas] registered at the Port of Valletta under Official Number
          [4100] [4108] [4131] [8185] and includes any share or interest therein and her engines, machinery, boats, tackle, outfit, equipment, spare gear, fuel, consumable or other stores, belongings and appurtenances whether on board or ashore and whether now owned or hereafter acquired and also any and all additions, improvements and replacements hereafter made in or to such vessel or any part thereof or in or to her equipment and appurtenances aforesaid;

          "TAXES" includes all present and future taxes, levies, imposts, duties, fees or charges of whatever nature together with interest thereon and penalties in respect thereof and "TAXATION" shall be construed accordingly; and

          "TOTAL LOSS" means;

          (a)  actual, constructive, compromised or arranged total loss of the
               Ship; or

          (b)  the Compulsory Acquisition of the Ship; or

          (c)  the hijacking, theft, condemnation, capture, seizure, arrest, detention or confiscation of the Ship (other than where the same amounts to the Compulsory Acquisition of the Ship) by any
               Government Entity, or by persons acting or purporting to act on behalf of any Government Entity, unless the Ship be released and restored to the Owner from such hijacking, theft, condemnation, capture, seizure, arrest, detention or confiscation within thirty
               (30) days after the occurrence thereof.

1.3       INSURANCE TERMS

                                        4

          In clause 5.1.1:

1.3.1     "EXCESS RISKS" means the proportion (if any) of claims for general average, salvage and salvage charges and under the ordinary collision clause not recoverable in consequence of the value at which the Ship is assessed for the purpose of such claims exceeding her insured value;

1.3.2     "PROTECTION AND INDEMNITY RISKS" means the usual risks (including oil pollution and freight, demurrage and defence cover covered by a United
          Kingdom protection and indemnity association or a protection and indemnity association which is managed in London (including, without limitation, the proportion (if any) of any sums payable to any other person or persons in case of collision which are not recoverable under the hull and machinery policies by reason of the incorporation therein of clause 8 of the Institute Time Clauses (Hulls) (1/11/95) or the
          Institute Amended Running Down Clause (1/10/71) or any equivalent provision); and

1.3.3     "WAR RISKS" includes those risks covered by the standard form of
          English marine policy with Institute War and Strikes Clauses
          Hulls-Time (1/11/95) attached or similar cover.

1.4       CONSTRUCTION OF MORTGAGE TERMS

          In the Mortgage:

1.4.1     references to "INTEREST" shall be construed as references to interest covenanted to be paid in accordance with clause 3.1.2 and any interest specified in paragraph (b) of the definition of "EXPENSES" in clause
          1.2;

1.4.2     references to "PRINCIPAL" shall be construed as references to all moneys (other than interest) for the time being comprised in the
          Outstanding Indebtedness;

1.4.3     the term "ACCOUNT CURRENT" means an account or accounts maintained by the Mortgagee, in accordance with its usual practice, evidencing the amounts from time to time lent by, owing to and paid to it under the
          Security Documents. Such account or accounts shall, in the absence of manifest error, be conclusive as to the amount from time to time owing by the Owner to the Mortgagee under the Security Documents and any certificate from the Mortgagee as to the amount owing by the Owner under the Security Documents shall be conclusive in the absence of manifest error, and the sum specified in any such certificate shall be the certain and liquidated sum owing by the Owner to the Mortgagee;
          and

1.4.4     the expression "ALL SUMS FOR THE TIME BEING OWING AND FROM TIME TO
          TIME OWING BY THE MORTGAGOR" means the whole of the Outstanding
          Indebtedness.

1.5       HEADINGS

          Clause headings and the table of contents are inserted for convenience of reference only and shall be ignored in the interpretation of this
          Deed.

1.6       CONSTRUCTION OF CERTAIN TERMS

          In this Deed, unless the context otherwise requires:

1.6.1     references to clauses and schedules are to be construed as references to clauses of, and schedules to, this Deed and references to this Deed include its schedules;

1.6.2     references to (or to any specified provision of) this Deed or any other document shall be construed as references to this Deed, that provision or that document as in force for the time being and as amended in accordance with the terms thereof, or, as the case may be, with the agreement of the relevant parties;

1.6.3     words importing the plural shall include the singular and vice versa;

                                        5

1.6.4     references to a person shall be construed as references to an individual, firm, company, corporation, unincorporated body of persons or any Government Entity;

1.6.5     references to a "GUARANTEE" shall include references to an indemnity or other assurance against financial loss including, without limitation, an obligation to purchase assets or services as a consequence of a default by any other person to pay any Indebtedness and "GUARANTEED" shall be construed accordingly; and

1.6.6     references to statutory provisions shall be construed as references to those provisions as replaced or amended or re-enacted from time to time.

1.7       CONFLICT WITH LOAN AGREEMENT

          This Deed shall be read together with the Loan Agreement but in case of any conflict between the two instruments, the provisions of the
          Loan Agreement shall prevail.

2         MORTGAGE AND ASSIGNMENT

2.1       MORTGAGE AND ASSIGNMENT

          By way of security for payment of the Outstanding Indebtedness the
          Owner with full title guarantee hereby mortgages and charges to and in favour of the Mortgagee all its rights, title and interest present and future in and to the Mortgaged Property and, without prejudice to the generality of the foregoing, hereby assigns and agrees to assign to the Mortgagee absolutely all its rights, title and interest in and to the Earnings, the Insurances and any Requisition Compensation and all
          its benefits and interests present and future therein Provided however that:

2.1.1     Earnings

          the Earnings shall be payable to the Operating Account until such time as a Default shall occur and the Mortgagee shall direct to the contrary whereupon the Owner shall forthwith, and the Mortgagee may at any time thereafter, instruct the persons from whom the Earnings are then payable to pay the same to the Mortgagee or as it may direct and any Earnings then in the hands of the Owner's brokers or other agents shall be deemed to have been received by them for the use and on behalf of the Mortgagee;

2.1.2     Insurances

          unless and until a Default shall occur (whereupon all insurance recoveries, other than any moneys payable under any loss of earnings insurance, shall be receivable by the Mortgagee and applied in accordance with clause 8.1 or clause 8.4 (as the case may be)):

          (a)  any moneys payable under the Insurances other than any moneys payable under any loss of earnings insurance, shall be payable in accordance with the terms of the relevant Loss Payable Clause and the Mortgagee will not in the meantime give any notification to the contrary to the insurers as contemplated by the Loss Payable
               Clauses; and

          (b)  any insurance moneys received by the Mortgagee in respect of any major casualty (as specified in the relevant Loss Payable Clause)
               shall, unless prior to receipt or whilst such moneys are in the hands of the Mortgagee there shall have occurred a Default
               (whereupon such insurance monies shall be applied in accordance with clause 8.1 or clause 8.4 (as the case may be)), be paid over to the Owner upon the Owner furnishing evidence satisfactory to the Mortgagee that all loss and damage resulting from such casualty has been properly made good and repaired, and that all repair accounts and other liabilities whatsoever in connection with the casualty have been fully paid and discharged by the
               Owner, provided however that the insurers with whom the fire and usual marine risks insurances are effected may, in the case of a major casualty, and with the previous consent in writing of the
               Mortgagee, make payment on account of repairs in the course of being effected; and

                                        6

          (c)  any moneys payable under any loss of earnings insurance shall be payable in accordance with the terms of the relevant Loss Payable
               Clause and shall be subject to such provisions of this clause 2 as shall apply to Earnings and the Mortgagee will not give any notification to the insurers as contemplated in such Loss Payable
               Clause unless and until the Mortgagee shall have become entitled under clause 2.1.1 to direct that the Earnings be paid to the
               Mortgagee.

2.2       NOTICE

          The Owner hereby covenants and undertakes with the Mortgagee that it will from time to time upon the written request of the Mortgagee give written notice (in such form as the Mortgagee shall reasonably require) of the assignment herein contained to the persons from whom any part of the Mortgaged Property is or may be due.

2.3       USE OF OWNER'S NAME

          The Owner covenants and undertakes with the Mortgagee to do or permit to be done each and every act or thing which the Mortgagee may from time to time require to be done for the purpose of enforcing the
          Mortgagee's rights under this Deed and to allow its name to be used as and when required by the Mortgagee for that purpose.

2.4       REASSIGNMENT

          Upon payment and discharge in full to the satisfaction of the
          Mortgagee of the Outstanding Indebtedness, the Mortgagee shall, at the request and cost of the Owner, re-assign the Earnings, the Insurances and any Requisition Compensation to the Owner or as it may direct.

3         COVENANT TO PAY

3.1       In consideration of the advance by the Banks to the Borrowers on or before the date hereof of the total principal sum of Twenty five million six hundred and fifty thousand Dollars ($25,650,000) (receipt of which sum the Owner hereby acknowledges) and the agreement of the
          Banks to advance the additional sum of up to Twenty seven million six hundred thousand Dollars ($27,600,000) to the Borrowers in accordance with the provisions of the Loan Agreement, the Owner hereby covenants with the Mortgagee:

3.1.1     to repay the Loan by the instalments and on the dates referred to and otherwise in the manner and upon the terms set out in the Loan
          Agreement;

3.1.2     to pay interest on the Loan, and on any overdue interest or other moneys payable under the Loan Agreement, at the rate or rates from time to time applicable thereto in the manner and upon the terms set out in the Loan Agreement; and

3.1.3     to pay all other moneys payable by the Owner under the Security
          Documents or any of them at the times and in the manner therein specified.

4         CONTINUING SECURITY AND OTHER MATTERS

4.1       CONTINUING SECURITY

          The security created by the Mortgage and this Deed shall:

4.1.1     be held by the Mortgagee as a continuing security for the payment of the Outstanding Indebtedness and the performance and observance of and compliance with all of the covenants, terms and conditions contained in the Security Documents, express or implied and the security so created shall not be satisfied by any intermediate payment or satisfaction of any part of the amount hereby and thereby secured (or by any settlement of accounts between the Owner or any other person who may be liable to the Mortgagee or the Secured

                                        7

          Creditors or any of them in respect of the Outstanding Indebtedness or any part thereof and the Mortgagee);

4.1.2     be in addition to, and shall not in any way prejudice or affect, and may be enforced by the Mortgagee without prior recourse to, the security created by any of the other Security Documents or by any present or future Collateral Instruments, right or remedy held by or available to the Mortgagee or the Secured Creditors or any right or remedy of the Mortgagee or the Secured Creditors thereunder; and

4.1.3     not be in any way prejudiced or affected by the existence of any of the other Security Documents or any such Collateral Instrument, rights or remedies or by the same becoming wholly or in part void, voidable or unenforceable on any ground whatsoever or by the Mortgagee dealing with, exchanging, varying or failing to perfect or enforce any of the same, or giving time for payment or performance or indulgence or compounding with any other person liable.

4.2       RIGHTS ADDITIONAL

          All the rights, remedies and powers vested in the Mortgagee hereunder shall be In addition to and not a limitation of any and every other right, power or remedy vested in the Mortgagee or the Secured
          Creditors under the Loan Agreement, this Deed, the other Security
          Documents or any such Collateral Instrument or at law and that all the powers so vested in the Mortgagee or the Secured Creditors may be exercised from time to time and as often as the Mortgagee or the
          Secured Creditors may deem expedient.

4.3       NO ENQUIRY

          Neither the Mortgagee nor any Receiver shall be obliged to make any enquiry as to the nature or sufficiency of any payment received by it under the Mortgage and/or this Deed or to make any claim or take any action to collect any moneys hereby assigned or to enforce any rights or benefits hereby assigned to the Mortgagee or to which the Mortgagee may at any time be entitled under the Mortgage and/or this Deed.

4.4       OBLIGATIONS OF OWNER AND MORTGAGEE

          The Owner shall remain liable to perform all the obligations assumed by it in relation to the Mortgaged Property and the Mortgagee shall be under no obligation of any kind whatsoever in respect thereof or be under any liability whatsoever in the event of any failure by the
          Owner to perform its obligations in respect thereof.

4.5       DISCHARGE OF MORTGAGE

          Notwithstanding that this Deed is expressed to be supplemental to the
          Mortgage it shall continue in full force and effect after any discharge of the Mortgage.

5         COVENANTS

5.1       The Owner hereby covenants with the Mortgagee and undertakes throughout the Security Period:

5.1.1     Insurance

          (a)  Insured risks, amounts and terms

               to insure and keep the Ship insured free of cost and expense to the Mortgagee and in the sole name of the Owner or, if so
               required by the Mortgagee, in the joint names of the Owner and the Mortgagee (but without liability on the part of the Mortgagee for premiums or calls):

                                        8

               (i)  against fire and usual marine risks (including excess risks)
                    and war risks, on an agreed value basis, in such amounts
                    (but not in any event less than whichever shall be the
                    greater of the market value of the Ship for the time being and of an amount which, when aggregated with the equivalent insurance of all other Mortgaged Ships shall be equal to at least One hundred and thirty per cent (130%) of (A) the Loan and (B) the Swap Exposure for the time being) and upon such terms as shall from time to time be approved in writing by the Mortgagee;

               (ii) against protection and indemnity risks (including pollution risks for the highest amount in respect of which cover is or may become available for ships of the same type, size, age and flag as the Ship and a freight, demurrage and defence
                    cover) for the full value and tonnage of the Ship (as
                    approved in writing by the Mortgagee) and upon such terms as shall from time to time be approved in writing by the
                    Mortgagee; and

               (iii) in respect of such other matters of whatsoever nature and howsoever arising in respect of which insurance would be
                    maintained by a prudent owner of the Ship,

               and to pay to the Mortgagee the cost (as conclusively certified by the Mortgagee) of (aa) any mortgagee's interest insurance
               (including, if the Mortgagee shall so require, mortgagee's interest insurance - additional perils (pollution) coverage)
               which the Mortgagee may from time to time effect in respect of the Ship upon such terms and in such amounts (not exceeding when aggregated with the equivalent insurance effected in connection with all other Mortgaged Ships, One hundred and fifteen per cent
               (115%) of (A) the Loan and (B) the Swap Exposure for the time being) as it shall deem desirable; and (bb) any other insurance cover which the Mortgagee may from time to time effect in respect of the Ship and/or in respect of its interest or potential third party liability as mortgagee of the Ship as the Mortgagee shall deem desirable having regard to any limitations in respect of amount or extent of cover which may from time to time be
               applicable to any of the other insurances referred to in this clause 5.1.1(a);

          (b)  Approved brokers, insurers and associations

               to effect the insurances aforesaid in such currency as the
               Mortgagee may approve and through the Approved Brokers (other than the said mortgagee's interest insurance which shall be effected through brokers nominated by the Mortgagee) and with such insurance companies and/or underwriters as shall from time to time be approved in writing by the Mortgagee; provided however that the insurances against war risks and protection and
               indemnity risks may be effected by the entry of the Ship with such war risks and protection and indemnity associations as shall from time to time be approved in writing by the Mortgagee;

          (c)  Fleet liens, set-off and cancellation

               if any of the insurances referred to in clause 5.1.1(a) form part of a fleet cover, to procure that the Approved Brokers shall undertake to the Mortgagee that they shall neither set off against any claims in respect of the Ship any premiums due in respect of other vessels under such fleet cover or any premiums due for other insurances, nor cancel the insurance for reason of non-payment of premiums for other vessels under such fleet cover or of premiums for such other insurances, and shall undertake to issue a separate policy in respect of the Ship if and when so requested by the Mortgagee;

          (d)  Payment of premiums and calls

               punctually to pay all premiums, calls, contributions or other sums payable in respect of all such insurances and to produce all relevant receipts or other evidence of payment when so required by the Mortgagee;

                                        9

          (e)  Renewal

               at least fourteen (14) days before the relevant policies,
               contracts or entries expire, to notify the Mortgagee of the names of the brokers and/or the war risks and protection and indemnity associations proposed to be employed by the Owner or any other party for the purposes of the renewal of such insurances and of the amounts in which such insurances are proposed to be renewed and the risks to be covered and, subject to compliance with any requirements of the Mortgagee pursuant to this clause 5.1.1, to procure that appropriate instructions for the renewal of such insurances on the terms so specified are given to the Approved
               Brokers and/or to the approved war risks and protection and indemnity associations at least ten (10) days before the relevant policies, contracts or entries expire, and that the Approved
               Brokers and/or the approved war risks and protection and
               indemnity associations will at least seven (7) days before such expiry (or within such shorter period as the Mortgagee may from time to time agree) confirm in writing to the Mortgagee as and when such renewals have been effected in accordance with the instructions so given;

          (f)  Guarantees

               to arrange for the execution and delivery of such guarantees or indemnities as may from time to time be required by any
               protection and indemnity or war risks association;

          (g)  Hull policy documents, notices, loss payable clauses and brokers'
               undertakings

               to deposit with the Approved Brokers (or procure the deposit of)
               all slips, cover notes, policies, certificates of entry or other instruments of insurance from time to time issued in connection with such of the insurances referred to in clause 5.1.1(a) as are effected through the Approved Brokers and procure that the interest of the Mortgagee shall be endorsed thereon by
               incorporation of the relevant Loss Payable Clause and, where the
               Insurances have been assigned to the Mortgagee, by means of a
               Notice of Assignment of Insurances (signed by the Owner and by any other assured who shall have assigned its interest in the
               Insurances to the Mortgagee) and that the Mortgagee shall be furnished with pro forma copies thereof and a letter or letters of undertaking from the Approved Brokers in such form as shall from time to time be required by the Mortgagee;

          (h)  Associations' loss payable clauses, undertakings and certificates to procure that any protection and indemnity and/or war risks associations in which the Ship is for the time being entered shall endorse the relevant Loss Payable Clause on the relevant certificate of entry or policy and shall furnish the Mortgagee with a copy of such certificate of entry or policy and a letter or letters of undertaking in such form as shall from time to time be required by the Mortgagee;

          (i)  Extent of cover and exclusions

               to take all necessary action and comply with all requirements which may from time to time be applicable to the Insurances
               (including, without limitation, the making of all requisite declarations within any prescribed time limits and the payment of any additional premiums or calls) so as to ensure that the
               Insurances are not made subject to any exclusions or
               qualifications to which the Mortgagee has not given its prior written consent and are otherwise maintained on terms and
               conditions from time to time approved in writing by the
               Mortgagee;

          (j)  Correspondence with brokers and associations

               to provide to the Mortgagee, at the time of each such
               communication, copies of all written communications between the
               Owner and the Approved Brokers and approved war risks and
               protection and indemnity associations which relate to compliance with requirements from time to time applicable to the Insurances including, without limitation,

                                       10

               all requisite declarations and payments of additional premiums or calls referred to in clause 5.1.1(i);

          (k)  Independent report

               if so requested by the Mortgagee, but at the cost of the Owner, to furnish the Mortgagee from time to time with a detailed report signed by an independent firm of marine insurance brokers
               appointed by the Mortgagee dealing with the insurances maintained on the Ship and stating the opinion of such firm as to the adequacy thereof;

          (l)  Collection of claims

               to do all things necessary and provide all documents, evidence and information to enable the Mortgagee to collect or recover any moneys which shall at any time become due in respect of the
               Insurances;

          (m)  Employment of Ship

               not to employ the Ship or suffer the Ship to be employed
               otherwise than in conformity with the terms of the Insurances
               (including any warranties express or implied therein) without first obtaining the consent of the insurers to such employment and complying with such requirements as to extra premium or otherwise as the insurers may prescribe; and

          (n)  Application of recoveries

               to apply all sums receivable under the Insurances which are paid to the Owner in accordance with the Loss Payable Clauses in repairing all damage and/or in discharging the liability in respect of which such sums shall have been received;

5.1.2     Ship's name and registration

          not to change the name of the Ship and to keep the Ship registered as a Maltese ship at the Port of Registry and not to do or suffer to be done anything, or omit to do anything the doing or omission of which could or might result in such registration being forfeited or imperilled or closed or which could or might result in the Ship being required to be registered otherwise than as a Maltese ship at the Port of Registry and not to register the Ship or permit its registration under any other flag or at any other port without the prior written consent of the Mortgagee and if the said registration of the Ship is for a limited period, to renew the registration of the Ship at least forty-five (45) days prior to the expiry of such registration and to provide evidence of such renewal to the Mortgagee at least thirty (30)
          days prior to such expiry;

5.1.3     Repair

          to keep the Ship in a good and efficient state of repair and procure that all repairs to or replacement of any damaged, worn or lost parts or equipment are effected in such manner (both as regards workmanship and quality of materials) as not to diminish the value of the Ship;

5.1.4     Modification; removal of parts; equipment owned by third parties not without the prior written consent of the Mortgagee to, or suffer any other person to:

          (a)  make any modification to the Ship in consequence of which her structure, type or performance characteristics could or might be materially altered or her value materially reduced; or

          (b)  remove any material part of the Ship or any equipment the value of which is such that its removal from the Ship would materially reduce the value of the Ship without replacing

                                       11

               the same with equivalent parts or equipment which are owned by the Owner free from Encumbrances; or

          (c)  install on the Ship any equipment owned by a third party which cannot be removed without causing damage to the structure or fabric of the Ship;

5.1.5     Maintenance of class; compliance with regulations

          to maintain the Classification as the class of the Ship and to comply with and ensure that the Ship at all times complies with the provisions of the Maltese Merchant Shipping Act, Cap. 234 and all
          regulations and requirements (statutory or otherwise) from time to time applicable to vessels registered at the Port of Registry or otherwise applicable to the Ship;

5.1.6     Surveys

          to submit the Ship to continuous surveys and such periodical or other surveys as may be required for classification purposes and to supply to the Mortgagee copies of all survey reports issued in respect thereof;

5.1.7     Inspection

          to ensure that the Mortgagee, by surveyors or other persons appointed by it for such purpose, may board the Ship at all reasonable times for the purpose of inspecting her and to afford all proper facilities for such inspections and for this purpose to give the Mortgagee reasonable advance notice of any intended drydocking of the Ship (whether for the purpose of classification, survey or otherwise);

5.1.8     Prevention of and release from arrest

          promptly to pay and discharge all debts, damages, liabilities and outgoings whatsoever which have given or may give rise to maritime, statutory or possessory liens on, or claims enforceable against, the
          Ship, her Earnings or Insurances or any part thereof and, in the event of a writ or libel being filed against the Ship, her Earnings or
          Insurances or any part thereof, or of any of the same being arrested, attached or levied upon pursuant to legal process or purported legal process or in the event of detention of the Ship in exercise or purported exercise of any such lien or claim as aforesaid, to procure the release of the Ship, her Earnings and Insurances from such arrest, detention attachment or levy or, as the case may be, the discharge of the writ or libel forthwith upon receiving notice thereof by providing bail or procuring the provision of security or otherwise as the circumstances may require;

5.1.9     Employment

          not to employ the Ship or permit her employment in any manner, trade or business which is forbidden by international law, or which is unlawful or illicit under the law of any relevant jurisdiction, or in carrying illicit or prohibited goods, or in any manner whatsoever which may render her liable to condemnation in a prize court, or to destruction, seizure, confiscation, penalty or sanctions and, in the event of hostilities in any part of the world (whether war be declared or not), not to employ the Ship or permit her employment in carrying any contraband goods, or enter or trade to or to continue to trade in any zone which has been declared a war zone by any Government Entity or by the Ship's war risks insurers unless the prior written consent of the Mortgagee is obtained and such special insurance cover as the
          Mortgagee may require shall have been effected by the Owner and at its expense;

5.1.10    Information

          promptly to furnish the Mortgagee with all such information as it may from time to time require regarding the Ship, her employment, position and engagements, particulars of all towages and salvages, and copies of all charters and other contracts for her employment, or otherwise howsoever concerning her;

                                       12

5.1.11    Notification of certain events

          to notify the Mortgagee forthwith by facsimile thereafter confirmed by letter of:

          (a)  any damage to the Ship requiring repairs the cost of which will or might exceed the Casualty Amount;

          (b)  any occurrence in consequence of which the Ship has or may become a Total Loss;

          (c)  any requisition of the Ship for hire;

          (d)  any requirement or recommendation made by any insurer or the
               Classification Society or by any competent authority which is not, or cannot be, complied with in accordance with its terms;

          (e)  any arrest or detention of the Ship or any exercise or purported exercise of a lien or other claim on the Ship or the Earnings or
               Insurances or any part thereof;

          (f)  any petition or notice of meeting to consider any resolution to wind up the Owner (or any event analogous thereto under the laws of the place of its incorporation);

          (g)  the occurrence of any Default; and

          (h)  the occurrence of any Environmental Claim against the Owner, the
               Ship, any other Relevant Party or any other Relevant Ship or any incident, event or circumstances which may give rise to any such
               Environmental Claim;

5.1.12    Payment of outgoings and evidence of payments

          promptly to pay all tolls, dues and other outgoings whatsoever in respect of the Ship and her Earnings and Insurances and to keep proper books of account in respect of the Ship and her Earnings and, as and when the Mortgagee may so require, to make such books available for inspection on behalf of the Mortgagee, and to furnish satisfactory evidence that the wages and allotments and the insurance and pension contributions of the Master and crew are being promptly and regularly paid and that all deductions from crew's wages in respect of any applicable tax liability are being properly accounted for and that the
          Master has no claim for disbursements other than those incurred by him in the ordinary course of trading on the voyage then in progress;

5.1.13    Encumbrances

          not without the prior written consent of the Mortgagee (and then only subject to such conditions as the Mortgagee may impose) to create or purport or agree to create or permit to arise or subsist any
          Encumbrance (other than Permitted Liens) over or in respect of the
          Ship, any share or interest therein or in any other part of the
          Mortgaged Property otherwise than to or in favour of the Mortgagee;

5.1.14    Sale or other disposal

          not without the prior written consent of the Mortgagee (and then only subject to such conditions as the Mortgagee may impose) to sell, agree to sell, transfer, abandon or otherwise dispose of the Ship or any share or interest therein;

5.1.15    Chartering

          not without the prior written consent of the Mortgagee (which the
          Mortgagee shall have full liberty to withhold) and, if such consent is given, only subject to such conditions as the Mortgagee may impose, to let the Ship:

                                       13

          (a)  on demise charter for any period;

          (b)  by any time or consecutive voyage charter for a term which exceeds or which by virtue of any optional extensions therein contained may exceed thirteen (13) months' duration;

          (c)  on terms whereby more than two months' hire (or the equivalent)
               is payable in advance;

          (d)  below the market rate prevailing at the time when the Ship is fixed or other than on arms' length terms;

5.1.16    Sharing of Earnings

          not without the prior written consent of the Mortgagee (and then only subject to such conditions as the Mortgagee may impose) to enter into any agreement or arrangement whereby the Earnings may be shared with any other person;

5.1.17    Payment of Earnings

          to procure that the Earnings are paid to the Operating Account pursuant to clause 14.1 of the Loan Agreement (or to such other account as the Mortgagee may from time to time agree) and to procure that the same are paid to the Mortgagee at all times if and when the same shall be or shall have become so payable in accordance with the
          Security Documents after the Mortgagee shall have directed pursuant to clause 2.1.1 that the same shall be no longer receivable by the Owner and that any Earnings which are so payable and which are in the hands of the Owner's brokers or agents are duly accounted for and paid over to the Mortgagee forthwith on demand;

5.1.18    Repairers' liens

          not without the prior written consent of the Mortgagee to put the Ship into the possession of any person for the purpose of work being done upon her in an amount exceeding or likely to exceed the Casualty
          Amount unless such person shall first have given to the Mortgagee in terms satisfactory to it, a written undertaking not to exercise any lien on the Ship or the Earnings for the cost of such work or otherwise;

5.1.19    Manager

          not without the prior written consent of the Mortgagee to appoint any manager of the Ship other than the Manager or to terminate, or amend the terms of, the Management Agreement;

5.1.20    Notice of Mortgage

          to place and at all times and places to retain a properly certified copy of the Mortgage and this Deed (which shall form part of the
          Ship's documents) on board the Ship with her papers and cause such certified copy of the Mortgage and this Deed to be exhibited to any and all persons having business with the Ship which might create or imply any commitment or encumbrance whatsoever on or in respect of the
          Ship (other than a lien for crew's wages and salvage) and to any representative of the Mortgagee and to place and keep prominently displayed in the navigation room and in the Master's cabin of the Ship a framed printed notice in plain type reading as follows:

                               "NOTICE OF MORTGAGE

          This Ship is subject to a first priority mortgage and deed of covenant in favour of [HERE INSERT NAME OF MORTGAGEE] of [HERE INSERT ADDRESS
          OF MORTGAGEE]. Under the said mortgage and deed of covenant, neither the Owner nor any charterer nor the Master of this Ship has any right, power or authority to create, incur or permit to be imposed upon this
          Ship any commitments or encumbrances whatsoever other than for crew's wages and salvage"

                                       14

          and in terms of the said notice it is hereby agreed that save and subject as otherwise herein provided, neither the Owner nor any charterer nor the Master of the Ship nor any other person has any right, power or authority to create, incur or permit to be imposed upon the Ship any lien whatsoever other than for crew's wages and salvage;

5.1.21    Conveyance on default

          where the Ship is (or is to be) sold in exercise of any power contained in this Deed or otherwise conferred on the Mortgagee, to execute, forthwith upon request by the Mortgagee, such form of conveyance of the Ship as the Mortgagee may require;

5.1.22    Anti-drug abuse

          without prejudice to clause 5.1.9, to take all necessary and proper precautions to prevent any infringements of the Anti-Drug Abuse Act of
          1986 of the United States of America or any similar legislation applicable to the Ship in any jurisdiction in or to which the Ship shall be employed or located or trade or which may otherwise be applicable to the Ship and/or the Owner and, if the Mortgagee shall so require, to enter into a "Carrier Initiative Agreement" with the
          United States Customs Service and to procure that the same agreement
          (or any similar agreement hereafter introduced by any Government
          Entity of the United States of America) is maintained in full force and effect and performed by the Owner;

5.1.23    Compliance with Environmental Laws

          to comply with, and procure that all Environmental Affiliates of the
          Owner comply with, all Environmental Laws including, without limitation, requirements relating to manning and establishment of financial responsibility and to obtain and comply with, and procure that all Environmental Affiliates of the Owner obtain and comply with, all Environmental Approvals;

5.1.24    Injunction order

          to appear, if and when requested by the Mortgagee, before the relevant courts of the Republic of Malta and consent to an injunction order restraining the owner from selling, transferring, mortgaging or in any other way charging or dealing in the Ship pursuant to Section 37 of the Maltese Merchant Shipping Act, Cap. 234;

5.1.25    to execute, whenever required by the Mortgagee, an instrument of mortgage amending the Mortgage in terms of Section 45A of the Maltese
          Merchant Shipping Act, Cap. 234; and

5.1.26    Survey reports

          to deliver to the Mortgagee on the date falling five years after the date of this Deed and on each of the dates falling at twelve (12)
          months thereafter a report prepared by surveyors or inspectors appointed by the Mortgagee in relation to the seaworthiness and safe operation of the Ship, to produce evidence to the Mortgagee that any recommendations made in such reports have been complied with or will be complied with in accordance with their terms, in full and thereafter to procure that such recommendations are so complied with.

6         POWERS OF MORTGAGEE TO PROTECT SECURITY AND REMEDY DEFAULTS

6.1       PROTECTIVE ACTION

          The Mortgagee shall, without prejudice to its other rights, powers and remedies under any of the Security Documents, be entitled (but not bound) at any time, and as often as may be necessary, to take any such action as it may in its discretion think fit for the purpose of protecting or maintaining the security created by this Deed and the other Security Documents, and all Expenses attributable thereto shall be payable by the Owner on demand.

                                       15

6.2       REMEDY OF DEFAULTS

          Without prejudice to the generality of the provisions of clause 6.1:

6.2.1     if the Owner fails to comply with any of the provisions of clause
          5.1.1 the Mortgagee shall be entitled (but not bound) to effect and thereafter to maintain all such insurances upon the Ship as in its discretion it may think fit in order to procure the compliance with such provisions or alternatively, to require the Ship (at the Owner's risk) to remain in, or to proceed to and remain in a port designated by the Mortgagee until such provisions are fully complied with;

6.2.2     if the Owner fails to comply with any of the provisions of clauses
          5.1.3, 5.1.5 or 5.1.6, the Mortgagee shall be entitled (but not bound)
          to arrange for the carrying out of such repairs, changes or surveys as it may deem expedient or necessary in order to procure the compliance with such provisions; and

6.2.3     if the Owner fails to comply with any of the provisions of clause
          5.1.8 the Mortgagee shall be entitled (but not bound) to pay and discharge all such debts, damages, liabilities and outgoings as are therein mentioned and/or to take any such measures as it may deem expedient or necessary for the purpose of securing the release of the
          Ship in order to procure the compliance with such provisions,

          and the Expenses attributable to the exercise by the Mortgagee of any such powers shall be payable by the Owner to the Mortgagee on demand.

7         POWERS OF MORTGAGEE ON EVENT OF DEFAULT

7.1       POWERS

          Upon the happening of any Event of Default, the Mortgagee shall become forthwith entitled by notice given to the Owner in accordance with the provisions of clause 10.2 of the Loan Agreement to declare the
          Outstanding Indebtedness to be due and payable immediately or in accordance with such notice, whereupon the Outstanding Indebtedness shall become so due and payable and (whether or not the Agent shall have given any such notice) the Mortgagee shall become forthwith entitled, as and when it may see fit, to put into force and exercise in relation to the Mortgaged Property or any part thereof all or any of the rights, powers and remedies possessed by it as mortgagee of the
          Mortgaged Property (whether at law, by virtue of the Mortgage and this
          Deed or otherwise) and in particular (without limiting the generality of the foregoing):

7.1.1     to take possession of the Ship;

7.1.2     to require that all policies, contracts, certificates of entry and other records relating to the Insurances (including details of and correspondence concerning outstanding claims) be delivered forthwith to such adjusters and/or brokers and/or other insurers as the
          Mortgagee may nominate;

7.1.3     to collect, recover, compromise and give a good discharge for, all claims then outstanding or thereafter arising under the Insurances or any of them or in respect of any other part of the Mortgaged Property, and to take over or institute (if necessary using the name of the
          Owner) all such proceedings in connection therewith as the Mortgagee in its absolute discretion thinks fit, and, in the case of the
          Insurances, to permit the brokers through whom collection or recovery is effected to charge the usual brokerage therefor;

7.1.4     to discharge, compound, release or compromise claims in respect of the
          Ship or any other part of the Mortgaged Property which have given or may give rise to any charge or lien or other claim on the Ship or any other part of the Mortgaged Property or which are or may be enforceable by proceedings against the Ship or any other part of the
          Mortgaged Property;

7.1.5     to sell the Ship or any share or interest therein with or without prior notice to the Owner, and with or without the benefit of any charterparty, and free from any claim by the Owner (whether

                                       16

          in admiralty, in equity, at law or by statute) by public auction or private contract, at such place and upon such terms as the Mortgagee in its absolute discretion may determine, with power to postpone any such sale, and without being answerable for any loss occasioned by such sale or resulting from postponement thereof and with power, where the Mortgagee purchases the Ship, to make payment of the sale price by making an equivalent reduction in the amount of the Outstanding
          Indebtedness in the manner referred to in clause 8.1;

7.1.6     to manage, insure, maintain and repair the Ship, and to employ, sail or lay up the Ship in such manner and for such period as the
          Mortgagee, in its absolute discretion, deems expedient accounting only for net profits arising from any such employment; and

7.1.7     to recover from the Owner on demand all Expenses incurred or paid by the Mortgagee in connection with the exercise of the powers (or any of them) referred to in this clause 7.1.

7.2       RECEIVER

7.2.1     Appointment

          At any time after the Outstanding Indebtedness shall have become due and payable in accordance with a notice given by the Mortgagee to the
          Owner pursuant to clause 10.2 of the Loan Agreement, the Mortgagee shall be entitled (but not bound) by writing under its Common Seal or under the hand of any Director or officer of the Mortgagee to appoint any person or persons to be a receiver and/or manager of the Mortgaged
          Property or any part thereof (with power to authorise any joint receiver and/or manager to exercise any power independently of any other joint receiver and/or manager) and may from time to time fix his remuneration, and may remove any receiver and/or manager so appointed and appoint another in his place. Any receiver and/or manager so appointed shall be the agent of the Owner and the Owner shall be solely responsible for his acts or defaults and for his remuneration, and such receiver and/or manager so appointed shall have all powers conferred by the Law of Property Act 1925 without the restrictions contained in sections 93 and 103 of that Act and, in addition, power on behalf of and at the cost of the Owner (notwithstanding any liquidation of the Owner) to do or omit to do anything which the Owner could do or omit to do in relation to the Mortgaged Property or any part thereof and in particular (but without prejudice to the generality of the foregoing) any such receiver and/or manager may exercise all the powers and discretions conferred on the Mortgagee by the Mortgage and this Deed.

7.2.2     Remuneration

          Any Receiver shall be entitled to remuneration appropriate to the work and responsibilities involved, upon the basis of charging from time to time adopted by the Receiver in accordance with the current practice of his firm, without being limited to the maximum rate specified in section 109(6) of the Law of Property Act 1925.

7.2.3     Liability of mortgagee in possession

          Neither the Mortgagee nor any Receiver shall be liable as mortgagee in possession in respect of all or any of the Mortgaged Property to account or be liable for any loss upon realisation or for any neglect or default of any nature whatsoever in connection therewith for which a mortgagee in possession may be liable as such.

7.3       DEALINGS WITH MORTGAGEE OR RECEIVER

          Upon any sale of the Ship or any share or interest therein by the
          Mortgagee pursuant to clause 7.1.5 or pursuant to clause 11.1, or by any Receiver, the purchaser shall not be bound to see or enquire whether the Mortgagee's power of sale has arisen in the manner provided in this Deed and the sale shall be deemed to be within the power of the Mortgagee (or the Receiver, as the case may be) and the receipt of the Mortgagee (or the Receiver, as the case may be) for the purchase money shall effectively discharge the purchaser who shall not be concerned with the manner of application of the proceeds of sale or be in any way answerable therefor and the sale

                                       17

          shall operate to divest the Owner of all rights, title and interest of any nature whatsoever in the Ship and to bar any such interest of the
          Owner and all persons claiming through or under the Owner.

8         APPLICATION OF MONEYS

8.1       APPLICATION

          All moneys received by the Mortgagee or any Receiver in respect of:

8.1.1     sale of the Ship or any share or interest therein;

8.1.2     recovery under the Insurances (other than under any loss of earnings insurance and any such sum or sums as may have been received by the
          Mortgagee in accordance with the relevant Loss Payable Clause in respect of a major casualty as therein defined and paid over to the
          Owner as provided in clause 2.1.2(b) or which fail to be otherwise applied under clause 8.4);

8.1.3     Requisition Compensation; and

8.1.4     in respect to the employment of the Ship pursuant to the provisions of clause 7.1.6,

          shall be held by it upon trust in the first place to pay or make good the Expenses and the balance shall:

          (a)  in the case of moneys received in respect of sale of the Ship or recovery under the Insurances in relation to a Total Loss of the
               Ship or Requisition Compensation:

               (i)  if no Default has occurred, be applied in making such prepayment as the Agent may require in accordance with
                    clause 4.3 of the Loan Agreement and any payments required pursuant to clause 4.4 of the Loan Agreement and the
                    balance, if any, shall be paid to the Owner; or

               (ii) if a Default has occurred and is continuing but no Event of
                    Default has occurred be retained by the Mortgagee until such time as such Default is remedied and no other Default has
                    occurred and is continuing (whereupon such moneys shall be applied in making such prepayment as the Agent may require in accordance with clause 4.3 of the Loan Agreement and any payments required pursuant to clause 4.4 of the Loan
                    Agreement and the balance, if any, shall be paid to the
                    Owner) and/or shall be applied by the Mortgagee in or
                    towards satisfaction of any sums due and payable by the
                    Owner under the Security Documents or any of them by virtue of payment demanded thereunder, in each case as the
                    Mortgagee (acting on the instructions of the Majority Banks)
                    may in its absolute discretion determine; and

          (b)  if an Event of Default has occurred, be applied by the Mortgagee in the manner specified in clause 13.1 of the Loan Agreement and/or sub-clause 8.1.4(a)(ii) above, as the Mortgagee (acting on the instructions of the Majority Banks) may in its absolute discretion determine.

8.2       SHORTFALLS

          In the event that the balance referred to in clause 8.1 is insufficient to pay in full the whole of the Outstanding Indebtedness, the Mortgagee or the Receiver, as the case may be, shall be entitled to collect the shortfall from the Owner or any other person liable for the time being therefor.

                                       18

8.3       APPLICATION OF EARNINGS RECEIVED BY MORTGAGEE OR RECEIVER

          Any moneys received by the Mortgagee or any Receiver in respect of the
          Earnings shall:

8.3.1     if received by the Mortgagee, or in the hands of the Mortgagee, prior to the occurrence of an Event of Default, be retained by the Mortgagee and shall be paid over by the Mortgagee, to the Operating Account at such times, in such amounts and for such purposes and/or shall be applied by the Mortgagee, in or towards satisfaction of any sums from time to time accruing due and payable by the Owner under the Loan
          Agreement, this Deed, the Mortgage or any of the other Security
          Documents or any of them or by virtue of payment demanded thereunder, in each case as the Mortgagee (acting on the instructions of the
          Majority Banks), may in its absolute discretion determine; and

8.3.2     if received by the Mortgagee or any Receiver, or in the hands of the
          Mortgagee or any Receiver, after the occurrence of an Event of
          Default, be applied by the Mortgagee or any Receiver, in the manner specified in clause 8.1.4(b) and/or clause 8.3.1, as the Mortgagee or any Receiver (acting on the instructions of the Majority Banks), may in its absolute discretion determine.

8.4       APPLICATION OF INSURANCES RECEIVED BY MORTGAGEE OR RECEIVER

          Any moneys received by the Mortgagee or any Receiver in respect of the
          Insurances (other than in respect of recovery under any loss of earnings insurance or in respect of a Total Loss) shall:

8.4.1     if received by the Mortgagee, or in the hands of the Mortgagee, after the occurrence of a Default but prior to the occurrence of an Event of
          Default, be retained by the Mortgagee, and shall be paid over by the
          Mortgagee, to the Owner at such times, in such amounts and for such purposes and/or shall be applied by the Mortgagee, in or towards satisfaction of any sums from time accruing due and payable by the
          Owner under the Loan Agreement, this Deed, the Mortgage, the Security
          Documents or any of them or by virtue of payment demanded thereunder, in each case as the Mortgagee (acting on the instructions of the
          Majority Banks), may in its absolute discretion determine; and

8.4.2     if received by the Mortgagee or any Receiver, or in the hands of the
          Mortgagee or any Receiver, after the occurrence of an Event of
          Default, be applied by the Mortgagee or such Receiver, in the manner specified in clause 8.1.4(b) and/or clause 8.4.1, as the Mortgagee or any Receiver (acting on the instructions of the Majority Banks), may in its absolute discretion determine.

9         REMEDIES CUMULATIVE AND OTHER PROVISIONS

9.1       NO IMPLIED WAIVERS; REMEDIES CUMULATIVE

          No failure or delay on the part of the Mortgagee or the Secured
          Creditors or any of them to exercise any right, power or remedy vested in it under the Loan Agreement, this Deed, the Mortgage or any of the other Security Documents shall operate as a waiver thereof, nor shall any single or partial exercise by the Mortgagee of any right, power or remedy nor the discontinuance, abandonment or adverse determination of any proceedings taken by the Mortgagee to enforce any right, power or remedy preclude any other or further exercise thereof or proceedings to enforce the same or the exercise of any other right, power or remedy nor shall the giving by the Mortgagee of any consent to any act which by the terms of this Deed requires such consent prejudice the right of the Mortgagee to withhold or give consent to the doing of any other similar act. The remedies provided in the Loan Agreement, this
          Mortgage and the other Security Documents are cumulative and are not exclusive of any remedies provided by law.

9.2       DELEGATION

          The Mortgagee shall be entitled, at any time and as often as may be expedient, to delegate all or any of the powers and discretions vested in it by the Mortgage and this Deed (including the power vested in it by virtue of clause 11) or any of the other Security Documents in such

                                       19

          manner, upon such terms, and to such persons as the Mortgagee in its absolute discretion may think fit.

9.3       INCIDENTAL POWERS

          The Mortgagee shall be entitled to do all acts and things incidental or conducive to the exercise of any of the rights, powers or remedies possessed by it as mortgagee of the Ship (whether at law, under the
          Mortgage and/or this Deed or otherwise) and in particular (but without prejudice to the generality of the foregoing), upon becoming entitled to exercise any of its powers under clause 7.1, the Mortgagee shall be entitled to discharge any cargo on board the Ship (whether the same shall belong to the Owner or any other person) and to enter into such other arrangements in respect of the Ship, her insurances, management, maintenance, repair, classification and employment in all respects as if the Mortgagee was the owner of the Ship, but without being responsible for any loss incurred as a result of the Mortgagee doing or omitting to do any such acts or things as aforesaid.

10        COSTS AND INDEMNITY

10.1      COSTS

          The Owner shall pay to the Mortgagee on demand on a full indemnity basis all expenses or liabilities of whatsoever nature (including legal fees, fees of insurance advisers, printing, out-of-pocket expenses, stamp duties, registration fees and other duties or charges)
          together with any value added tax or similar tax payable in respect thereof, incurred by the Mortgagee in connection with the enforcement of, or preservation of any rights under, the Mortgage, this Deed or otherwise in respect of the Outstanding Indebtedness and the security therefor or in connection with the preparation, completion, execution or registration of the Loan Agreement, the Mortgage or this Deed or any of the other Security Documents.

10.2      MORTGAGEE'S AND RECEIVER'S INDEMNITY

          The Owner hereby agrees and undertakes to indemnify the Mortgagee and any Receiver against all losses, actions, claims, expenses, demands, obligations and liabilities whatever and whenever arising which may now or hereafter be incurred by the Mortgagee or any such Receiver, or by any manager, agent, officer or employee for whose liability, act or omission it or he may be answerable, in respect of, in relation to, or in connection with anything done or omitted in the exercise or purported exercise of the powers contained in the Mortgage, this Deed, or otherwise in connection therewith and herewith or with any part of the Mortgaged Property or otherwise howsoever in relation to, or in connection with, any of the matters dealt with in the Mortgage or this
          Deed.

11        ATTORNEY

11.1      POWER

          By way of security, the Owner hereby irrevocably appoints the
          Mortgagee and any Receiver, jointly and also severally, to be its attorney generally for and in the name and on behalf of the Owner, and as the act and deed or otherwise of the Owner to execute, seal and deliver and otherwise perfect and do all such deeds, assurances, agreements, instruments, acts and things which may be required for the full exercise of all or any of the rights, powers or remedies conferred by the Mortgage, this Deed, the Loan Agreement or any of the other Security Documents, or which may be deemed proper in or in connection with all or any of the purposes aforesaid (including, without prejudice to the generality of the foregoing the power to sell, transfer and otherwise dispose of or deal with the Ship, the execution and delivery of a bill of sale of the Ship and to apply for the closure of the Maltese Registry in respect of the Ship in accordance with Section 28 of the Merchant Shipping Act, Cap. 234 of
          Malta and to pay all such fees, make all such declarations and receive all such certificates, including the deletion certificate as may be necessary and the power to procure at any time from the Registrar
          General of Shipping in Malta copies duly authenticated by him of the
          Security Documents or any of them). The power hereby conferred shall be a general power of attorney under the Powers of

                                       20

          Attorney Act 1971, and the Owner ratifies and confirms, and agrees to ratify and confirm, any deed, assurance, agreement, instrument, act or thing which the Mortgagee or the Receiver may execute or do pursuant thereto. Provided always that such power shall not be exercisable by or on behalf of the Mortgagee until the happening of an Event of
          Default. The parties hereto declare that the mandate hereby granted is so granted in the interest of the Mortgagee and as part of its security.

11.2      EXERCISE OF POWER

          The exercise of such power by or on behalf of the Mortgagee or any
          Receiver shall not put any person dealing with the Mortgagee or the
          Receiver upon any enquiry as to whether any Event of Default has happened, nor shall such person be in any way affected by notice that no such Event of Default has happened, and the exercise by the
          Mortgagee or the Receiver of such power shall be conclusive evidence of the Mortgagee's or such Receiver's right to exercise the same.

11.3      FILINGS

          The Owner hereby irrevocably appoints the Mortgagee and any Receiver jointly and also severally to be its attorney in its name and on its behalf of the Owner and as its act and deed or otherwise of it, to agree the form of and to execute and do all deeds, instruments, acts and things in order to file, record, register or enrol this Deed and the Mortgage in any court, public office or elsewhere which the
          Mortgagee may in its discretion consider necessary or advisable, now or in the future, to ensure the legality, validity, enforceability or admissibility in evidence thereof and any other assurance, document, act or thing required to be executed by the Owner pursuant to clause
          12.

11.4      POWER OF ATTORNEY IN SCHEDULE 3

          In order to assist the Mortgagee to obtain the full benefit of this clause 11, the Owner irrevocably and unconditionally undertakes to execute in favour of, and deliver to, the Mortgagee a power of attorney in the form set out in schedule 3.

12        FURTHER ASSURANCE

          The Owner hereby further undertakes at its own expense from time to time to execute, sign, perfect, do and (if required) register every such further assurance, document, act or thing as in the opinion of the Mortgagee may be necessary or desirable for the purpose of more effectually mortgaging and charging the Mortgaged Property or perfecting the security constituted or intended to be constituted by the Mortgage and this Deed or contemplated by the Loan Agreement.

13        NOTICES

          Every notice, request, demand or other communication under this Deed shall:

13.1.1    be in writing delivered personally or by first-class prepaid letter
          (if available) or facsimile transmission or other means of telecommunication in permanent written form;

13.1.2    be deemed to have been received in the case of a letter, when delivered personally or three (3) days after it has been put in to the post and, in the case of a facsimile transmission or other means of telecommunication in permanent written form, at the time of despatch
          (provided that if the date of despatch is not a business day in the country of the addressee or if the time of despatch is after the close of business in the country of the addressee it shall be deemed to have been received at the opening of business on the next such business day); and

                                       21

13.1.3    be sent:

          (a)  to the Owner at:

               Capital Ship Management Corp.
               3 Iassonos Street
               Piraeus 185 37
               Greece

               Fax no: +30 210 428 5679
               Attention: Mr Syntychakis

          (b)  to the Mortgagee at:

               National Bank of Greece S.A.
               2 Bouboulinas Street & Akti Miaouli
               Piraeus 185 35
               Greece

               Fax no: +30 210 414 4115
               Attention: Maria Moraitou/Constantinos Demetriou

          or to such other address and/or numbers as is notified by one party to the other party under this Deed.

14        COUNTERPARTS

          This Deed may be entered into in the form of two counterparts, each executed by one of the parties, and, provided both the parties shall so execute this Deed, each of the executed counterparts, when duly exchanged or delivered, shall be deemed to be an original but, taken together, they shall constitute one instrument.

15        SEVERABILITY OF PROVISIONS

          Each of the provisions in this Deed are severable and distinct from the others, and if at any time one or more such provisions is or becomes invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions of this Deed shall not in any way be affected or impaired thereby.

16        LAW, AND JURISDICTION

16.1      LAW

          This Deed is governed by, and shall be construed in accordance with,
          English law.

16.2      SUBMISSION TO JURISDICTION

          For the benefit of the Mortgagee, the parties hereto irrevocably agree that any legal action or proceedings in connection with the Mortgage and/or this Deed may be brought in the English courts or in the courts of any other country chosen by the Mortgagee, each of which shall have jurisdiction to settle any disputes arising out of or in connection with the Mortgage and/or this Deed. The Owner irrevocably and unconditionally submits to the jurisdiction of the English courts and the courts of any country chosen by the Mortgagee and irrevocably designates, appoints and empowers Curzon Maritime Ltd at present of
          St. Clare House, 30/33 Minories Street, London EC3N 1DJ, to receive, for it and on its behalf, service of process issued out of the English courts in any legal action or proceedings arising out of or in connection with the Mortgage and/or this Deed. The submission to such jurisdiction shall not (and shall not be construed so as to) limit the right of the Mortgagee to take proceedings against the Owner in any other court of competent jurisdiction nor shall the taking of proceedings in any one or more

                                       22

          jurisdictions preclude the taking of proceedings in any other jurisdiction, whether concurrently or not. The parties further agree that only the courts of England and not those of any other State shall have jurisdiction to determine any claim which the Owner may have against the Mortgagee arising out of or in connection with the
          Mortgage and/or this Deed.

16.3      MALTESE LEGAL PROCEEDINGS

          If any legal action or proceedings arising out of or in connection with the Mortgage or this Deed is begun in Malta any writ, judgement, notice of proceedings or other legal process shall sufficiently be served on the Owner if served or delivered to any one director of the
          Owner or Dr Mark Camilleri of 13/16 Vincenti Buildings, Strait Street,
          Valletta, Malta who the Owner hereby nominates as its attorney in
          Malta for those purposes. The Owner covenants with the Mortgagee not to revoke its appointment of such director or person as its legal representative in Malta for the purposes aforesaid and in the event of such director's or person's resignation or in any case where such director or person is unable to fulfil such capacity to procure that the Mortgagee is informed in writing forthwith, that another suitable person resident in Malta is appointed legal representative in such director's or person's place and that the Mortgagee is informed promptly of the name and address of such substitute.

16.4      CONTRACTS (RIGHTS OF THIRD PARTIES ACT) 1999

          No term of this Deed is enforceable under the Contracts (Rights of
          Third Parties Act) 1999 by a person who is not a party to this Deed.

IN WITNESS whereof this Deed has been duly executed as a deed the day and year first above written.

                                       23

                                   SCHEDULE 1

                          FORMS OF LOSS PAYABLE CLAUSES

1         HULL AND MACHINERY (MARINE AND WAR RISKS)

          By a Deed of Covenant dated _____________ 2003, [FIGARO SHIPPING LTD.]
          [MAGIC STAR SHIPPING CO. LTD] [NUSE SHIPPING LTD] [VAGUE SHIPPING
          LTD.] [ZOOM SHIPPING LTD], a company incorporated under the laws of
          Malta whose registered office is at 13/16 Vincenti Buildings, Strait
          Street, Valletta, Malta (the "OWNER") has assigned to NATIONAL BANK OF
          GREECE S.A., of 86 Aeolou Street, 102 32 Athens, Greece, acting through its branch at 2 Bouboulinas Street & Akti Miaouli, 185 35
          Piraeus, Greece (the "MORTGAGEE") all the Owner's rights, title and interest in and to all policies and contracts of insurance from time to time taken out or entered into by or for the benefit of the Owner in respect of m.v. [Alexandros] [Aristotelis] [Aktor] [Agamemnon]
          [Achilleas] and accordingly:

          1.1  all claims hereunder in respect of an actual or constructive or compromised or arranged total loss, and all claims in respect of a major casualty (that is to say any casualty the claim in respect of which exceeds US$300,000 (or the equivalent in any other currency) inclusive of any deductible) shall be paid in full to the Mortgagee or to its order; and

          1.2  all other claims hereunder shall be paid in full to the Owner or to its order, unless and until the Mortgagee shall have notified the insurers hereunder to the contrary, whereupon all such claims shall be paid to the Mortgagee or to its order.

2         WAR RISKS

          It is noted that NATIONAL BANK OF GREECE S.A., of 86 Aeolou Street,
          102 32 Athens, Greece, acting through its branch at 2 Bouboulinas
          Street & Akti Miaouli, 185 35 Piraeus, Greece (the "MORTGAGEE") is
          interested as first mortgagee in the subject matter of this insurance.
          Save as hereinafter provided, all claims (whether in respect of actual, constructive, arranged or compromised total loss or otherwise)
          which, but for this Loss Payable Clause would be payable to [FIGARO
          SHIPPING LTD.] [MAGIC STAR SHIPPING CO. LTD] [NUSE SHIPPING LTD]
          [VAGUE SHIPPING LTD.] [ZOOM SHIPPING LTD], a company incorporated under the laws of Malta whose registered office is at 13/16 Vincenti
          Buildings, Strait Street, Valletta, Malta (the "OWNER") shall be payable to the Mortgagee, provided always that unless and until notice in writing to the contrary has been received by the Association, claims (other than total loss claims) not exceeding US$300,000 (or the equivalent in any other currency) in respect of any one claim shall be paid direct to the Owner or to its order.

3         PROTECTION AND INDEMNITY RISKS

          Payment of any recovery which [FIGARO SHIPPING LTD.] [MAGIC STAR
          SHIPPING CO. LTD] [NUSE SHIPPING LTD] [VAGUE SHIPPING LTD.] [ZOOM
          SHIPPING LTD], a company incorporated under the laws of Malta whose registered office is at 13/16 Vincenti Buildings, Strait Street,
          Valletta, Malta (the "OWNER") is entitled to make out of the funds of the Association in respect of any liability, costs or expenses incurred by the Owner, shall be made to the Owner or to its order, unless and until the Association receives notice to the contrary from
          NATIONAL BANK OF GREECE S.A., of 86 Aeolou Street, 102 32 Athens,
          Greece, acting through its branch at 2 Bouboulinas Street & Akti
          Miaouli, 185 35 Piraeus, Greece (the "MORTGAGEE") in which event all recoveries shall thereafter be paid to the Mortgagee or its order;
          provided always that no liability whatsoever shall attach to the
          Association, its Managers or their agents for failure to comply with the latter obligation until the expiry of two (2) clear business days from the receipt of such notice.

                                       24

4         LOSS OF EARNINGS

          By a Deed of covenant dated _______________ 2003 [FIGARO SHIPPING
          LTD.] [MAGIC STAR SHIPPING CO. LTD] [NUSE SHIPPING LTD] [VAGUE
          SHIPPING LTD.] [ZOOM SHIPPING LTD] of 13/16 Vincenti Buildings, Strait
          Street, Valletta, Malta (the "OWNER") has assigned to NATIONAL BANK OF
          GREECE S.A., of 86 Aeolou Street, 102 32 Athens, Greece, acting through its branch at 2 Bouboulinas Street & Akti Miaouli, 185 35
          Piraeus, Greece (the "MORTGAGEE") its rights, title and interest in and to all policies and contracts of insurance from time to time taken out or entered into by or for the benefit of the Owner in respect of
          m.v. [Alexandros] [Aristotelis] [Aktor] [Agamemnon] [Achilleas] and
          accordingly all claims hereunder shall be paid in full to [HERE INSERT
          DETAILS OF THE OPERATING ACCOUNT] unless and until the Mortgagee shall have notified the insurers hereunder to the contrary, whereupon in either case all such claims shall be paid to the Mortgagee or its order.

                                       25

                                   SCHEDULE 2

                   FORM OF NOTICE OF ASSIGNMENT OF INSURANCES

              (For attachment by way of endorsement to the Policy)

[FIGARO SHIPPING LTD.] [MAGIC STAR SHIPPING CO. LTD] [NUSE SHIPPING LTD] [VAGUE
SHIPPING LTD.] [ZOOM SHIPPING LTD], a company incorporated under the laws of
Malta, whose registered office is at 13/16 Vincenti Buildings, Strait Street,
Valletta, Malta, the Owner of the m.v. [Alexandros] [Aristotelis] [Aktor]
[Agamemnon] [Achilleas] HEREBY GIVES NOTICE that by a Deed of Covenant dated
_____________ 2003 and entered into by us with NATIONAL BANK OF GREECE S.A., of
86 Aeolou Street, 102 32 Athens, Greece, acting through its branch at 2
Bouboulinas Street & Akti Miaouli, 185 35 Piraeus, Greece as mortgagee of the said vessel all insurances in respect thereof, including the insurances constituted by the Policy whereon this notice is endorsed.

-----------------------------------
Signed
For and on behalf of

[FIGARO SHIPPING LTD.] [MAGIC STAR SHIPPING CO. LTD] [NUSE SHIPPING LTD] [VAGUE
SHIPPING LTD.] [ZOOM SHIPPING LTD]

Dated: _________________ 2003

                                       26

                                   SCHEDULE 3

                                POWER OF ATTORNEY

By these presents, the undersigned [FIGARO SHIPPING LTD.] [MAGIC STAR SHIPPING
CO. LTD] [NUSE SHIPPING LTD] [VAGUE SHIPPING LTD.] [ZOOM SHIPPING LTD] of 13/16
Vincenti Buildings, Strait Street, Valletta, Malta, does hereby nominate and appoint NATIONAL BANK OF GREECE S.A., of 86 Aeolou Street, 102 32 Athens,
Greece, acting for the purpose of this Deed through its branch at 2 Bouboulinas
Street & Akti Miaouli, 185 35 Piraeus, Greece as our Special Attorney and
authorise it to apply for the closure of the Maltese Register of the m.v.
[Alexandros] [Aristotelis] [Aktor] [Agamemnon] [Achilleas] in terms of Section
28 of the Merchant Shipping Act, Cap. 234, in our name and on our behalf and to pay all such fees, make all such declarations and receive all such certificates, including the Deletion Certificate, as may be necessary for the proper fulfilment of the above mandate.

We further authorise our Attorney to request and obtain from the Registrar of
Shipping copies certified by the said Registrar of any documents that may be filed with the said Registrar.

Our Attorney is authorised to delegate all its power hereunder in writing.

This mandate is granted in the interest of and as part of the security of
NATIONAL BANK OF GREECE S.A. and is irrevocable.

This the _____ day of ___________ 2003

----------------------------------
for and on behalf of

[FIGARO SHIPPING LTD.] [MAGIC STAR SHIPPING CO. LTD] [NUSE SHIPPING LTD] [VAGUE
SHIPPING LTD.] [ZOOM SHIPPING LTD]

In the presence of:

                                       27

SIGNED, SEALED and DELIVERED             )
as a DEED                                )
by                                       )
for and on behalf of                     )   -----------------------------------
                                         )   Attorney-in-Fact
[FIGARO SHIPPING LTD.]                   )
[MAGIC STAR SHIPPING CO. LTD]            )
[NUSE SHIPPING LTD]                      )
[VAGUE SHIPPING LTD.]                    )
[ZOOM SHIPPING LTD]                      )
in the presence of:                      )

-----------------------------
Witness:
Name:
Address:
Occupation:

SIGNED, SEALED and DELIVERED             )   -----------------------------------
as a DEED                                )   Authorised Signatory
by                                       )
for and on behalf of                     )

NATIONAL BANK OF GREECE S.A.             )   -----------------------------------
in the presence of:                      )   Authorised Signatory

-----------------------------
Witness:
Name:
Address:
Occupation:

                                       28

                                   SCHEDULE 7

                          FORM OF MANAGER'S UNDERTAKING

                                       69

Private & Confidential

                              MANAGER'S UNDERTAKING

To:     National Bank of Greece S.A.
        Bouboulinas 2 & 4 Akti Miaouli
        185 36 Piraeus
        Greece
        (as Security Agent)

From:   Capital Ship Management Corp.
        Panama
        Republic of Panama

                                                                            2003

Dear Sirs

US$53,250,000 LOAN TO FIGARO SHIPPING LTD, MAGIC STAR SHIPPING CO. LTD, NUSE
SHIPPING CO. LTD, VAGUE SHIPPING LTD, ZOOM SHIPPING LTD AND OCEAN VILLAGE
MARITIME S.A.

1         LOAN AGREEMENT AND MASTER SWAP AGREEMENT

1.1       We understand that under a loan agreement (the "LOAN AGREEMENT") dated
          ________ 2003 and made between (1) [Figaro Shipping Ltd.] [Magic Star
          Shipping Co. Ltd.] [Nuse Shipping Ltd] [Vague Shipping Ltd] [Zoom
          Shipping Ltd,] [Ocean Village Maritime S.A.] (the "OWNER") and [Magic
          Star Shipping Co. Ltd, Nuse Shipping Ltd, Vague Shipping Ltd, Zoom
          Shipping Ltd and Ocean Village Maritime S.A.] [Figaro Shipping Ltd,
          Nuse Shipping Ltd, Vague Shipping Ltd, Zoom Shipping Ltd and Ocean
          Village Maritime S.A.] [Figaro Shipping Ltd, Magic Star Shipping Ltd,
          Vague Shipping Ltd, Zoom Shipping Ltd and Ocean Village Maritime S.A.]
          [Figaro Shipping Ltd, Magic Star Shipping Co. Ltd, Nuse Shipping Ltd,
          Zoom Shipping Ltd and Ocean Village Maritime S.A.] [Figaro Shipping
          Ltd, Magic Star Shipping Co. Ltd, Nuse Shipping Co Ltd, Vague Shipping
          Ltd and Ocean Village Maritime S.A.] as borrowers (therein and herein together referred to as the "BORROWERS"), (2) National Bank of Greece
          S.A. as Agent (in such capacity the "AGENT"), Security Agent (in such capacity the "SECURITY AGENT"), Swap Provider (in such capacity the
          "SWAP PROVIDER") and Account Bank (in such capacity the "ACCOUNT
          BANK") and (3) the banks and financial institutions referred to in schedule 1 thereto as lenders (the "BANKS" and, together with the
          Agent, the Swap Provider and the Account Bank, the "SECURED
          CREDITORS"), the Banks agreed (inter alia) to advance by way of loan to the Owner, upon the terms and conditions therein contained, the principal sum of up to Fifty three million two hundred and fifty thousand Dollars ($53,250,000) (the "LOAN") and that it is a condition precedent to the Banks making the Loan available to the Borrowers that we, Capital Ship Management Corp. (the "MANAGER"), enter into this letter of undertaking (the "LETTER") in favour of the Security Agent.

1.2       We also understand that under a master swap agreement dated as of ___________ 2003 (the "MASTER SWAP AGREEMENT") and made between the
          Borrowers and the Swap Provider, the Swap Provider agreed the terms and conditions upon which it would enter into (inter alia) interest rate swap transactions with the Borrowers in respect of the Loan whether in whole or in part as the case may be from time to time.

1.3       Words and expressions defined in the Loan Agreement shall, unless otherwise specified herein, have the same meanings when used herein.

                                        1

2         CONFIRMATION OF APPOINTMENT

          We hereby confirm that we have been appointed as the manager of m.v.
          [Alexandros] [Aristotelis] [Aktor] [Agamemnon] [Achilleas] [__] (the
          "SHIP") registered under the flag of [Malta] [__] in the ownership of the Owner pursuant to a management agreement (the "MANAGEMENT
          AGREEMENT") dated __________ 2003 and made between ourselves and the
          Owner and that we have accepted our appointment thereunder in accordance with the terms and conditions thereof.

3         REPRESENTATION AND WARRANTY

          We hereby represent and warrant that the copy of the Management
          Agreement set out in Appendix 1 to this Letter is a true and complete copy of the Management Agreement, that the Management Agreement constitutes valid and binding obligations of the Manager enforceable in accordance with its terms and that there have been no amendments or variations thereto or defaults thereunder by the Manager or, to the best of the Manager's knowledge and belief, by the Borrower.

4         UNDERTAKINGS

          The Manager undertakes with the Security Agent that throughout the
          Security Period (as such term is defined in the [deed of covenant dated ____________ 2003 (the "DEED OF COVENANT")] [general assignment dated 2003 (the "GENERAL ASSIGNMENT")] and executed by the Owner in favour of the Security Agent):

4.1       the Manager will not agree or purport to agree to any amendment or variation of the Management Agreement without the prior written consent of the Security Agent;

4.2       the Manager will procure that any sub-manager appointed by pursuant to the provisions of the Management Agreement or otherwise will, on or before the date of such appointment enter into an undertaking in favour of the Security Agent in substantially the same form (mutatis mutandis) as this Letter;

4.3       the Manager will not, without the prior written consent of the
          Security Agent, take any action or institute any proceedings or make or assert any claim on or in respect of the Ship or its policies and contracts of insurance (which expression includes all entries of the
          Ship in a protection and indemnity or war risks association) which are from time to time during the Security Period (as such term is defined in the [Deed of Covenant] [General Assignment]) in place or taken out or entered into by or for the benefit of the Owner (whether in the sole name of the Owner or in the joint names of the Owner and the
          Security Agent or otherwise) in respect of the Ship and her Earnings
          (as such term is defined below) or otherwise howsoever in connection with the Ship and all benefits thereof (including claims of whatsoever nature and return of premiums) (the "Insurances") or any moneys whatsoever from time to time due or payable to the Owner during the
          Security Period (as such term is defined in the [Deed of Covenant]
          [General Assignment]) arising out of the use or operation of the Ship including (but without limiting the generality of the foregoing) all freight, hire and passage moneys, income arising under pooling arrangements, compensation payable to the Owner in event of requisition of the Ship for hire, remuneration for salvage and towage services, demurrage and detention moneys, damages for breach (or payments for variation or termination) of any charterparty or other contract for the employment of the Ship (the "EARNINGS") or any other property or other assets of the Owner which the Security Agent has previously advised the Manager are subject to any Encumbrance (as such term is defined in the [Deed of Covenant] [General Assignment]) or right of set-off in favour of the Security Agent by virtue of any of the security documents executed in favour of the Security Agent or any of the Secured Creditors pursuant to the Loan Agreement and/or the
          Master Swap Agreement or otherwise;

4.4       the Manager will discontinue any such action or proceedings or claim which may have been taken, instituted or made or asserted, promptly upon notice from the Security Agent to do so;

                                        2

4.5       the Manager does hereby subordinate any claim that it may have against the Owner or otherwise in respect of the Ship and its Earnings,
          Insurances and Requisition Compensation (as such term is defined in the [Deed of Covenant] [General Assignment]) to the claims of the
          Security Agent or the Secured Creditors or any of them under the Loan
          Agreement, the Master Swap Agreement and the other Security Documents
          (as such term is defined in the [Deed of Covenant] [General
          Assignment]) and undertakes not to exercise any right to which it may be entitled in respect of the Owner and/or the Ship and/or its
          Earnings and/or Insurances and/or Requisition Compensation in
          competition with the Security Agent and/or the Secured Creditors;

4.6       the Manager will promptly notify the Security Agent if at any time the amount owed by the Owner to the Manager pursuant to the Management
          Agreement (whether in respect of the Manager's remuneration or disbursements or otherwise) exceeds Twenty thousand United States
          Dollars (US$20,000) or the equivalent in other currencies; and

4.7       the Manager will provide the Security Agent with such information concerning the Ship as the Security Agent may from time to time reasonably require.

5         INSURANCE ASSIGNMENT

5.1       By way of security for the repayment of the aggregate of the Loan and interest accrued and accruing thereon, the Master Swap Liabilities (as such term is defined in the [Deed of Covenant] [General Assignment], the Expenses (as such term is defined in the [Deed of Covenant]
          [General Assignment]) and all other sums of money from time to time owing by the Owner to the Security Agent and/or the Secured Creditors
          or any of them, whether actually or contingently, under the Loan
          Agreement, the Master Swap Agreement and the other Security Documents
          (as such term is defined in the [Deed of Covenant] [General
          Assignment]) or any of them to which the Owner is or is to be a party
          (the "OUTSTANDING INDEBTEDNESS"), the Manager with full title guarantee hereby irrevocably and unconditionally assigns and agrees to assign to the Security Agent all of the Manager's rights, title and interest in and to all the benefit of the Insurances.

5.2       The Manager hereby undertakes to procure that a duly completed notice in the form set out in Appendix 2 to this Letter is given to all insurers of the Ship and to procure that such notice is promptly endorsed on all policies and entries in respect of the Insurances and agrees promptly to authorise and/or instruct any broker, insurer or association with or through whom Insurances may be effected to endorse on any policy or entry or otherwise to give effect to such loss payable clause as may be stipulated by the Security Agent.

5.3       The Security Agent shall, at the Manager's cost and request, re-assign to the Manager all the Manager's right, title and interest in the
          Insurances upon the Outstanding Indebtedness being paid and discharged in full to the satisfaction of the Security Agent.

5.4       Any moneys in respect of the Insurances which would (but for the assignment contained in clause 5.1 above) be payable to the Manager shall be applied in accordance with clause [8.1 of the Deed of
          Covenant] [[__] of the General Assignment] and/or clause [8.4 of the
          Deed of Covenant] [[__] of the General Assignment].

6         ACKNOWLEDGEMENT

          The Manager hereby acknowledges that it has seen and has reviewed the
          Loan Agreement and the other Security Documents and agrees to abide by and to observe the provisions thereof insofar as the same are applicable to it as therein provided.

7         LAW AND JURISDICTION

7.1       The agreement constituted by this Letter is governed by, and shall be construed in accordance with, English law.

7.2       The Manager agrees, for the benefit of the Security Agent, that any legal action or proceedings arising out of or in connection with this
          Letter against the Manager or any of its assets may be

                                        3

          brought in the English courts. The Manager irrevocably and unconditionally submits to the jurisdiction of such courts and irrevocably designates, appoints and empowers Curzon Maritime Ltd at present of St. Clare House, 30/33 Minories Street/London EC3N 8DJ,
          England to receive for it and on its behalf, service of process issued out of the English courts in any such legal action or proceedings. The submission to such jurisdiction shall not (and shall not be construed so as to) limit the rights of the Security Agent to take any proceedings against the Manager in the courts of any other competent jurisdiction nor shall the taking of proceedings in any one or more jurisdictions preclude the taking of proceedings in any other jurisdiction, whether concurrently or not.

7.3       No term of this Letter is enforceable under the provisions of the
          Contracts (Rights of Third Parties) Act 1999 by a person who is not a party to this Letter or to whom this Letter is not addressed.

Yours faithfully,

------------------------------
For and on behalf of
CAPITAL SHIP MANAGEMENT CORP.

                                        4

                                   APPENDIX 1

                        COPY OF THE MANAGEMENT AGREEMENT

                                        5

                                   APPENDIX 2

                              NOTICE OF ASSIGNMENT

We, CAPITAL SHIP MANAGEMENT CORP., the managers of the motor vessel [Alexandros]
[Aristotelis] [Aktor] [Agamemnon] [Achilleas] [_] HEREBY GIVE NOTICE that by a first assignment dated _____________________ 2003 and entered into by us with
NATIONAL BANK OF GREECE S.A. there has been assigned by us to the said NATIONAL
BANK OF GREECE S.A. as first assignees all of our right, title and interest in and to the insurances in respect of the said Ship including the insurances constituted by the Policy whereon this notice is endorsed.

---------------------------
SIGNED
for and on behalf of
CAPITAL SHIP MANAGEMENT CORP.

Dated                 2003
      ---------------

                                        6

                                   SCHEDULE 8

                          FORM OF MASTER SWAP AGREEMENT

                                       70

(MULTICURRENCY-CROSS BORDER)

                                      ISDA(R)
               International Swaps & Derivatives Association, Inc.

                                MASTER AGREEMENT

                           dated as of ___ July 2003

    (1) National Bank of Greece S.A. and (2) Figaro Shipping Ltd, Magic Star
  Co. Ltd, Nuse Shipping Ltd, Vague Shipping Ltd, Zoom Shipping Ltd and Ocean
                             Village Maritime S.A.

have entered and/or anticipate entering into one or more transactions (each a
"Transaction") that are or will be governed by this Master Agreement, which includes the schedule (the "Schedule"), and the documents and other confirming evidence (each a "Confirmation") exchanged between the parties confirming those
Transactions.

Accordingly, the parties agree as follows:-

1.   INTERPRETATION

(a) DEFINITIONS. The terms defined in Section 14 and in the Schedule will have the meanings therein specified for the purpose of this Master Agreement.

(b) INCONSISTENCY. In the event of any inconsistency between the provisions of the Schedule and the other provisions of this Master Agreement, the Schedule will prevail. In the event of any inconsistency between the provisions of any
Confirmation and this Master Agreement (including the Schedule), such
Confirmation will prevail for the purpose of the relevant Transaction.

(c) SINGLE AGREEMENT. All Transactions are entered into in reliance on the fact that this Master Agreement and all Confirmations form a single agreement between the parties (collectively referred to as this "Agreement"), and the parties would not otherwise enter into any Transactions.

2.   OBLIGATIONS

(a) GENERAL CONDITIONS.

     (i) Each party will make each payment or delivery specified in each
     Confirmation to be made by it, subject to the other provisions of this
     Agreement.

     (ii) Payments under this Agreement will be made on the due date for value on that date in the place of the account specified in the relevant
     Confirmation or otherwise pursuant to this Agreement, in freely transferable funds and in the manner customary for payments in the required currency. Where settlement is by delivery (that is, other than by payment), such delivery will be made for receipt on the due date in the manner customary for the relevant obligation unless otherwise specified in the relevant Confirmation or elsewhere in this Agreement.

     (iii) Each obligation of each party under Section 2(a)(i) is subject to (1)
     the condition precedent that no Event of Default or Potential Event of
     Default with respect to the other party has occurred and is continuing, (2)
     the condition precedent that no Early Termination Date in respect of the relevant Transaction has occurred or been effectively designated and (3)
     each other applicable condition precedent specified in this Agreement.

(b) CHANGE OF ACCOUNT. Either party may change its account for receiving a payment or delivery by giving notice to the other party at least five Local
Business Days prior to the scheduled date for the payment or delivery to which such change applies unless such other party gives timely notice of a reasonable objection to such change.

(c) NETTING. If on any date amounts would otherwise be payable:-

     (i)  in the same currency; and

     (ii) in respect of the same Transaction,

by each party to the other, then, on such date, each party's obligation to make payment of any such amount will be automatically satisfied and discharged and, if the aggregate amount that would otherwise have been payable by one party exceeds the aggregate amount that would otherwise have been payable by the other party, replaced by an obligation upon the party by whom the larger aggregate amount would have been payable to pay to the other party the excess of the larger aggregate amount over the smaller aggregate amount.

The parties may elect in respect of two or more Transactions that a net amount will be determined in respect of all amounts payable on the same date in the same currency in respect of such Transactions, regardless of whether such amounts are payable in respect of the same Transaction. The election may be made in the Schedule or a Confirmation by specifying that subparagraph (ii) above will not apply to the Transactions identified as being subject to the election, together with the starting date (in which case subparagraph (ii) above will not, or will cease to, apply to such Transactions from such date). This election may be made separately for different groups of Transactions and will apply separately to each pairing of Offices through which the parties make and receive payments or deliveries.

(d) DEDUCTION OR WITHHOLDING FOR TAX.

     (i) GROSS-UP. All payments under this Agreement will be made without any deduction or withholding for or on account of any Tax unless such deduction or withholding is required by any applicable law, as modified by the practice of any relevant governmental revenue authority, then in effect. If a party is so required to deduct or withhold, then that party ("X") will:-

          (1) promptly notify the other party ("Y") of such requirement;

          (2) pay to the relevant authorities the full amount required to be deducted or withheld (including the full amount required to be deducted or withheld from any additional amount paid by X to Y under this Section 2(d)) promptly upon the earlier of determining that such deduction or withholding is required or receiving notice that such amount has been assessed against Y;

          (3) promptly forward to Y an official receipt (or a certified copy), or other documentation reasonably acceptable to Y, evidencing such payment to such authorities; and

          (4) if such Tax is an Indemnifiable Tax, pay to Y, in addition to the payment to which Y is otherwise entitled under this Agreement, such additional amount as is necessary to ensure that the net amount actually received by Y (free and clear of Indemnifiable Taxes, whether assessed against X or Y) will equal the full amount Y would have received had no such deduction or withholding been required. However,
          X will not be required to pay any additional amount to Y to the extent that it would not be required to be paid but for:-

               (A) the failure by Y to comply with or perform any agreement contained in Section 4(a)(i),4(a)(iii) or 4(d); or

               (B) the failure of a representation made by Y pursuant to Section
               3(f) to be accurate and true unless such failure would not have occurred but for (I) any action taken by a taxing authority, or brought in a court of competent jurisdiction, on or after the date on which a Transaction is entered into (regardless of whether such action is taken or brought with respect to a party to this Agreement) or (II) a Change in Tax Law.

                                        2                           ISDA(R) 1992

     (ii) LIABILITY. IF:-

          (1) X is required by any applicable law, as modified by the practice of any relevant governmental revenue authority, to make any deduction or withholding in respect of which X would not be required to pay an additional amount to Y under Section 2(d)(i)(4);

          (2) X does not so deduct or withhold; and

          (3) a liability resulting from such Tax is assessed directly against
          X,

     then, except to the extent Y has satisfied or then satisfies the liability resulting from such Tax, Y will promptly pay to X the amount of such liability (including any related liability for interest, but including any related liability for penalties only if Y has failed to comply with or perform any agreement contained in Section 4(a)(i), 4(a)(iii) or 4(d)).

(e) DEFAULT INTEREST; OTHER AMOUNTS. Prior to the occurrence or effective designation of an Early Termination Date in respect of the relevant Transaction, a party that defaults in the performance of any payment obligation will, to the extent permitted by law and subject to Section 6(c), be required to pay interest
(before as well as after judgment) on the overdue amount to the other party on demand in the same currency as such overdue amount, for the period from (and including) the original due date for payment to (but excluding) the date of actual payment, at the Default Rate. Such interest will be calculated on the basis of daily compounding and the actual number of days elapsed. If, prior to the occurrence or effective designation of an Early Termination Date in respect of the relevant Transaction, a party defaults in the performance of any obligation required to be settled by delivery, it will compensate the other party on demand if and to the extent provided for in the relevant Confirmation or elsewhere in this Agreement.

3.   REPRESENTATIONS

Each party represents to the other party (which representations will be deemed to be repeated by each party on each date on which a Transaction is entered into and, in the case of the representations in Section 3(f), at all times until the termination of this Agreement) that:-

(a)  BASIC REPRESENTATIONS.

     (i) STATUS. It is duly organised and validly existing under the laws of the jurisdiction of its organisation or incorporation and, if relevant under such laws, in good standing;

     (ii) POWERS. It has the power to execute this Agreement and any other documentation relating to this Agreement to which it is a party, to deliver this Agreement and any other documentation relating to this Agreement that it is required by this Agreement to deliver and to perform its obligations under this Agreement and any obligations it has under any Credit Support
     Document to which it is a party and has taken all necessary action to authorise such execution, delivery and performance;

     (iii) NO VIOLATION OR CONFLICT. Such execution, delivery and performance do not violate or conflict with any law applicable to it, any provision of its constitutional documents, any order or judgment of any court or other agency of government applicable to it or any of its assets or any contractual restriction binding on or affecting it or any of its assets;

     (iv) CONSENTS. All governmental and other consents that are required to have been obtained by it with respect to this Agreement or any Credit
     Support Document to which it is a party have been obtained and are in full force and effect and all conditions of any such consents have been complied with; and

     (v) OBLIGATIONS BINDING. Its obligations under this Agreement and any
     Credit Support Document to which it is a party constitute its legal, valid and binding obligations, enforceable in accordance with their respective terms (subject to applicable bankruptcy, reorganisation, insolvency, moratorium or similar laws affecting creditors' rights generally and subject, as to enforceability, to equitable principles of general application (regardless of whether enforcement is sought in a proceeding in equity or at law)).

                                        3                           ISDA(R) 1992

(b) ABSENCE OF CERTAIN EVENTS. No Event of Default or Potential Event of Default
or, to its knowledge, Termination Event with respect to it has occurred and is continuing and no such event or circumstance would occur as a result of its entering into or performing its obligations under this Agreement or any Credit
Support Document to which it is a party.

(c) ABSENCE OF LITIGATION. There is not pending or, to its knowledge, threatened against it or any of its Affiliates any action, suit or proceeding at law or in equity or before any court, tribunal, governmental body, agency or official or any arbitrator that is likely to affect the legality, validity or enforceability against it of this Agreement or any Credit Support Document to which it is a party or its ability to perform its obligations under this Agreement or such
Credit Support Document.

(d) ACCURACY OF SPECIFIED INFORMATION. All applicable information that is furnished in writing by or on behalf of it to the other party and is identified for the purpose of this Section 3(d) in the Schedule is, as of the date of the information, true, accurate and complete in every material respect.

(e) PAYER TAX REPRESENTATION. Each representation specified in the Schedule as being made by it for the purpose of this Section 3(e) is accurate and true.

(f) PAYEE TAX REPRESENTATIONS. Each representation specified in the Schedule as being made by it for the purpose of this Section 3(f) is accurate and true.

4.   AGREEMENTS

Each party agrees with the other that, so long as either party has or may have any obligation under this Agreement or under any Credit Support Document to which it is a party:-

(a) FURNISH SPECIFIED INFORMATION. It will deliver to the other party or, in certain cases under subparagraph (iii) below, to such government or taxing authority as the other party reasonably directs:-

     (i) any forms, documents or certificates relating to taxation specified in the Schedule or any Confirmation;

     (ii) any other documents specified in the Schedule or any Confirmation; and

     (iii) upon reasonable demand by such other party, any form or document that may be required or reasonably requested in writing in order to allow such other party or its Credit Support Provider to make a payment under this
     Agreement or any applicable Credit Support Document without any deduction or withholding for or on account of any Tax or with such deduction or withholding at a reduced rate (so long as the completion, execution or submission of such form or document would not materially prejudice the legal or commercial position of the party in receipt of such demand), with any such form or document to be accurate and completed in a manner reasonably satisfactory to such other parry and to be executed and to be delivered with any reasonably required certification,

in each case by the date specified in the Schedule or such Confirmation or, if none is specified, as soon as reasonably practicable.

(b) MAINTAIN AUTHORISATIONS. It will use all reasonable efforts to maintain in full force and effect all consents of any governmental or other authority that are required to be obtained by it with respect to this Agreement or any Credit
Support Document to which it is a party and will use all reasonable efforts to obtain any that may become necessary in the future.

(c) COMPLY WITH LAWS. It will comply in all material respects with all applicable laws and orders to which it may be subject if failure so to comply would materially impair its ability to perform its obligations under this
Agreement or any Credit Support Document to which it is a party.

(d) TAX AGREEMENT. It will give notice of any failure of a representation made by it under Section 3(f) to be accurate and true promptly upon learning of such failure.

(e) PAYMENT OF STAMP TAX. Subject to Section 11, it will pay any Stamp Tax levied or imposed upon it or in respect of its execution or performance of this
Agreement by a jurisdiction in which it is incorporated,

                                        4                           ISDA(R) 1992

organised, managed and controlled, or considered to have its seat, or in which a branch or office through which it is acting for the purpose of this Agreement is located ("Stamp Tax Jurisdiction") and will indemnify the other party against any Stamp Tax levied or imposed upon the other party or in respect of the other party's execution or performance of this Agreement by any such Stamp Tax
Jurisdiction which is not also a Stamp Tax Jurisdiction with respect to the other party.

5.   EVENTS OF DEFAULT AND TERMINATION EVENTS

(a) EVENTS OF DEFAULT. The occurrence at any time with respect to a party or, if applicable, any Credit Support Provider of such party or any Specified Entity of such party of any of the following events constitutes an event of default (an
"Event of Default") with respect to such party:-

     (i) FAILURE TO PAY OR DELIVER. Failure by the party to make, when due, any payment under this Agreement or delivery under Section 2(a)(i) or 2(e)
     required to be made by it if such failure is not remedied on or before the third Local Business Day after notice of such failure is given to the party;

     (ii) BREACH OF AGREEMENT. Failure by the party to comply with or perform any agreement or obligation (other than an obligation to make any payment under this Agreement or delivery under Section 2(a)(i) or 2(e) or to give notice of a Termination Event or any agreement or obligation under Section
     4(a)(i), 4(a)(iii) or 4(d)) to be complied with or performed by the party in accordance with this Agreement if such failure is not remedied on or before the thirtieth day after notice of such failure is given to the party;

     (iii) CREDIT SUPPORT DEFAULT.

          (1) Failure by the party or any Credit Support Provider of such party to comply with or perform any agreement or obligation to be complied with or performed by it in accordance with any Credit Support Document if such failure is continuing after any applicable grace period has elapsed;

          (2) the expiration or termination of such Credit Support Document or the failing or ceasing of such Credit Support Document to be in full force and effect for the purpose of this Agreement (in either case other than in accordance with its terms) prior to the satisfaction of all obligations of such party under each Transaction to which such
          Credit Support Document relates without the written consent of the other party; or

          (3) the party or such Credit Support Provider disaffirms, disclaims, repudiates or rejects, in whole or in part, or challenges the validity of, such Credit Support Document;

     (iv) MISREPRESENTATION. A representation (other than a representation under
     Section 3(e) or (f)) made or repeated or deemed to have been made or repeated by the party or any Credit Support Provider of such party in this
     Agreement or any Credit Support Document proves to have been incorrect or misleading in any material respect when made or repeated or deemed to have been made or repeated;

     (v) DEFAULT UNDER SPECIFIED TRANSACTION. The party, any Credit Support
     Provider of such party or any applicable Specified Entity of such party (1)
     defaults under a Specified Transaction and, after giving effect to any applicable notice requirement or grace period, there occurs a liquidation of, an acceleration of obligations under, or an early termination of, that
     Specified Transaction, (2) defaults, after giving effect to any applicable notice requirement or grace period, in making any payment or delivery due on the last payment, delivery or exchange date of, or any payment on early termination of, a Specified Transaction (or such default continues for at least three Local Business Days if there is no applicable notice requirement or grace period) or (3) disaffirms, disclaims, repudiates or rejects, in whole or in part, a Specified Transaction (or such action is taken by any person or entity appointed or empowered to operate it or act on its behalf);

     (vi) CROSS DEFAULT. If "Cross Default" is specified in the Schedule as applying to the party, the occurrence or existence of (1) a default, event of default or other similar condition or event (however

                                        5                           ISDA(R) 1992

     described) in respect of such party, any Credit Support Provider of such party or any applicable Specified Entity of such party under one or more agreements or instruments relating to Specified Indebtedness of any of them
     (individually or collectively) in an aggregate amount of not less than the applicable Threshold Amount (as specified in the Schedule) which has resulted in such Specified Indebtedness becoming, or becoming capable at such time of being declared, due and payable under such agreements or instruments, before it would otherwise have been due and payable or (2) a default by such party, such Credit Support Provider or such Specified
     Entity (individually or collectively) in making one or more payments on the due date thereof in an aggregate amount of not less than the applicable
     Threshold Amount under such agreements or instruments (after giving effect to any applicable notice requirement or grace period);

     (vii) BANKRUPTCY. The party, any Credit Support Provider of such party or any applicable Specified Entity of such party:-

          (1) is dissolved (other than pursuant to a consolidation, amalgamation or merger); (2) becomes insolvent or is unable to pay its debts or fails or admits in writing its inability generally to pay its debts as they become due; (3) makes a general assignment, arrangement or composition with or for the benefit of its creditors; (4) institutes or has instituted against it a proceeding seeking a judgment of insolvency or bankruptcy or any other relief under any bankruptcy or insolvency law or other similar law affecting creditors' rights, or a petition is presented for its winding-up or liquidation, and, in the case of any such proceeding or petition instituted or presented against it, such proceeding or petition (A) results in a judgment of insolvency or bankruptcy or the entry of an order for relief or the making of an order for its winding-up or liquidation or (B) is not dismissed, discharged, stayed or restrained in each case within 30 days of the institution or presentation thereof; (5) has a resolution passed for its winding-up, official management or liquidation (other than pursuant to a consolidation, amalgamation or merger); (6) seeks or becomes subject to the appointment of an administrator, provisional liquidator, conservator, receiver, trustee, custodian or other similar official for it or for all or substantially all its assets; (7) has a secured party take possession of all or substantially all its assets or has a distress, execution, attachment, sequestration or other legal process levied, enforced or sued on or against all or substantially all its assets and such secured party maintains possession, or any such process is not dismissed, discharged, stayed or restrained, in each case within 30 days thereafter, (8) causes or is subject to any event with respect to it which, under the applicable laws of any jurisdiction, has an analogous effect to any of the events specified in clauses (1) to (7) (inclusive); or (9) takes any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the foregoing acts; or

     (viii) MERGER WITHOUT ASSUMPTION. The party or any Credit Support Provider of such party consolidates or amalgamates with, or merges with or into, or transfers all or substantially all its assets to, another entity and, at the time of such consolidation, amalgamation, merger or transfer:-

          (1) the resulting, surviving or transferee entity fails to assume all the obligations of such party or such Credit Support Provider under this Agreement or any Credit Support Document to which it or its predecessor was a party by operation of law or pursuant to an agreement reasonably satisfactory to the other party to this
          Agreement; or

          (2) the benefits of any Credit Support Document fail to extend
          (without the consent of the other party) to the performance by such resulting, surviving or transferee entity of its obligations under this Agreement.

(b) TERMINATION EVENTS. The occurrence at any time with respect to a party or, if applicable, any Credit Support Provider of such party or any Specified Entity of such party of any event specified below constitutes an Illegality if the event is specified in (i) below, a Tax Event if the event is specified in (ii)
below or a Tax Event Upon Merger if the event is specified in (iii) below, and, if specified to be applicable, a Credit Event

                                        6                           ISDA(R) 1992

Upon Merger if the event is specified pursuant to (iv) below or an Additional
Termination Event if the event is specified pursuant to (v) below:-

     (i) ILLEGALITY. Due to the adoption of, or any change in, any applicable law after the date on which a Transaction is entered into, or due to the promulgation of, or any change in, the interpretation by any court, tribunal or regulatory authority with competent jurisdiction of any applicable law after such date, it becomes unlawful (other than as a result of a breach by the party of Section 4(b)) for such party (which will be the
     Affected Party):-

          (1) to perform any absolute or contingent obligation to make a payment or delivery or to receive a payment or delivery in respect of such
          Transaction or to comply with any other material provision of this
          Agreement relating to such Transaction; or

          (2) to perform, or for any Credit Support Provider of such party to perform, any contingent or other obligation which the party (or such
          Credit Support Provider) has under any Credit Support Document relating to such Transaction;

     (ii) TAX EVENT. Due to (x) any action taken by a taxing authority, or brought in a court of competent jurisdiction, on or after the date on which a Transaction is entered into (regardless of whether such action is taken or brought with respect to a party to this Agreement) or (y) a Change in
     Tax Law, the party (which will be the Affected Party) will, or there is a substantial likelihood that it will, on the next succeeding Scheduled
     Payment Date (1) be required to pay to the other party an additional amount in respect of an Indemnifiable Tax under Section 2(d)(i)(4) (except in respect of interest under Section 2(e), 6(d)(ii) or 6(e)) or (2) receive a payment from which an amount is required to be deducted or withheld for or on account of a Tax (except in respect of interest under Section 2(e),
     6(d)(ii) or 6(e)) and no additional amount is required to be paid in respect of such Tax under Section 2(d)(i)(4) (other than by reason of
     Section 2(d)(i)(4)(A) or (B));

     (III) TAX EVENT UPON MERGER. The party (the "Burdened Party") on the next succeeding Scheduled Payment Date will either (1) be required to pay an additional amount in respect of an Indemnifiable Tax under Section
     2(d)(i)(4) (except in respect of interest under Section 2(e), 6(d)(ii) or
     6(e)) or (2) receive a payment from which an amount has been deducted or withheld for or on account of any Indemnifiable Tax in respect of which the other party is not required to pay an additional amount (other than by reason of Section 2(d)(i)(4)(A) or (B)), in either case as a result of a party consolidating or amalgamating with, or merging with or into, or transferring all or substantially all its assets to, another entity (which will be the Affected Party) where such action does not constitute an event described in Section 5(a)(viii);

     (iv) CREDIT EVENT UPON MERGER. If "Credit Event Upon Merger" is specified in the Schedule as applying to the party, such party ("X"), any Credit
     Support Provider of X or any applicable Specified Entity of X consolidates or amalgamates with, or merges with or into, or transfers all or substantially all its assets to, another entity and such action does not constitute an event described in Section 5(a)(viii) but the creditworthiness of the resulting, surviving or transferee entity is materially weaker than that of X, such Credit Support Provider or such
     Specified Entity, as the case may be, immediately prior to such action
     (and, in such event, X or its successor or transferee, as appropriate, will be the Affected Party); or

     (v) ADDITIONAL TERMINATION EVENT. If any "Additional Termination Event" is
     specified in the Schedule or any Confirmation as applying, the occurrence of such event (and, in such event, the Affected Party or Affected Parties shall be as specified for such Additional Termination Event in the Schedule or such Confirmation).

(c) EVENT OF DEFAULT AND ILLEGALITY. If an event or circumstance which would otherwise constitute or give rise to an Event of Default also constitutes an
Illegality, it will be treated as an Illegality and will not constitute an Event of Default.

                                        7                           ISDA(R) 1992

6.   EARLY TERMINATION

(a) RIGHT TO TERMINATE FOLLOWING EVENT OF DEFAULT. If at any times an Event of
Default with respect to a party (the "Defaulting Party") has occurred and is then continuing, the other party (the "Non-defaulting Party") may, by not more than 20 days notice to the Defaulting Party specifying the relevant Event of
Default, designate a day not earlier than the day such notice is effective as an
Early Termination Date in respect of all outstanding Transactions. If, however,
"Automatic Early Termination" is specified in the Schedule as applying to a party, then an Early Termination Date in respect of all outstanding Transactions will occur immediately upon the occurrence with respect to such party of an
Event of Default specified in Section 5(a)(vii)(l), (3), (5), (6) or, to the extent analogous thereto, (8), and as of the time immediately preceding the institution of the relevant proceeding or the presentation of the relevant petition upon the occurrence with respect to such party of an Event of Default specified in Section 5(a)(vii)(4) or, to the extent analogous thereto, (8).

(b)  RIGHT TO TERMINATE FOLLOWING TERMINATION EVENT.

     (i) NOTICE. If a Termination Event occurs, an Affected Party will, promptly upon becoming aware of it, notify the other party, specifying the nature of that Termination Event and each Affected Transaction and will also give such other information about that Termination Event as the other party may reasonably require.

     (ii) TRANSFER TO AVOID TERMINATION EVENT. If either an Illegality under
     Section 5(b)(i)(l) or a Tax Event occurs and there is only one Affected
     Party, or if a Tax Event Upon Merger occurs and the Burdened Party is the
     Affected Party, the Affected Party will, as a condition to its right to designate an Early Termination Date under Section 6(b)(iv), use all reasonable efforts (which will not require such party to incur a loss, excluding immaterial, incidental expenses) to transfer within 20 days after it gives notice under Section 6(b)(i) all its rights and obligations under this Agreement in respect of the Affected Transactions to another of its
     Offices or Affiliate so that such Termination Event ceases to exist.

     If the Affected Party is not able to make such a transfer it will give notice to the other party to that effect within such 20 day period, whereupon the other party may effect such a transfer within 30 days after the notice is given under Section 6(b)(i).

     Any such transfer by a party under this Section 6(b)(ii) will be subject to and conditional upon the prior written consent of the other party, which consent will not be withheld if such other party's policies in effect at such time would permit it to enter into transactions with the transferee on the terms proposed.

     (iii) TWO AFFECTED PARTIES. If an Illegality under Section 5(b)(i)(1) or a
     Tax Event occurs and there are two Affected Parties, each party will use all reasonable efforts to reach agreement within 30 days after notice thereof is given under Section 6(b)(i) on action to avoid that Termination
     Event.

     (iv) RIGHT TO TERMINATE. If:-

          (1) a transfer under Section 6(b)(ii) or an agreement under Section
          6(b)(iii), as the case may be, has not been effected with respect to all Affected Transactions within 30 days after an Affected Party gives notice under Section 6(b)(i); or

          (2) an Illegality under Section 5(b)(i)(2), a Credit Event Upon Merger or an Additional Termination Event occurs, or a Tax Event Upon Merger occurs and the Burdened Party is not the Affected Party,

     either party in the case of an Illegality, the Burdened Party in the case of a Tax Event Upon Merger, any Affected Party in the case of a Tax Event or an Additional Termination Event if there is more than one Affected
     Party, or the party which is not the Affected Party in the case of a Credit
     Event Upon Merger or an Additional Termination Event if there is only one
     Affected Party may, by not more than 20 days notice to the other party and provided that the relevant Termination Event is then

                                        8                           ISDA(R) 1992

     continuing, designate a day not earlier than the day such notice is effective as an Early Termination Date in respect of all Affected
     Transactions.

(c)  EFFECT OF DESIGNATION.

     (i) If notice designating an Early Termination Date is given under Section
     6(a) or (b), the Early Termination Date will occur on the date so designated, whether or not the relevant Event of Default or Termination
     Event is then continuing.

     (ii) Upon the occurrence or effective designation of an Early Termination
     Date, no further payments or deliveries under Section 2(a)(i) or 2(e) in respect of the Terminated Transactions will be required to be made, but without prejudice to the other provisions of this Agreement. The amount, if any, payable in respect of an Early Termination Date shall be determined pursuant to Section 6(e).

(d)  CALCULATIONS.

     (i) STATEMENT. On or as soon as reasonably practicable following the occurrence of an Early Termination Date, each party will make the calculations on its part, if any, contemplated by Section 6(e) and will provide to the other party a statement (1) showing, in reasonable detail, such calculations (including all relevant quotations and specifying any amount payable under Section 6(e)) and (2) giving details of the relevant account to which any amount payable to it is to be paid. In the absence of written confirmation from the source of a quotation obtained in determining a Market Quotation, the records of the party obtaining such quotation will be conclusive evidence of the existence and accuracy of such quotation.

     (ii) PAYMENT DATE. An amount calculated as being due in respect of any
     Early Termination Date under Section 6(e) will be payable on the day that notice of the amount payable is effective (in the case of an Early
     Termination Date which is designated or occurs as a result of an Event of
     Default and on the day which is two Local Business Days after the day on which notice of the amount payable is effective (in the case of an Early
     Termination Date which is designated as a result of a Termination Event).
     Such amount will be paid together with (to the extent permitted under applicable law) interest thereon (before as well as after judgment) in the
     Termination Currency, from (and including) the relevant Early Termination
     Date to (but excluding) the date such amount is paid, at the Applicable
     Rate. Such interest will be calculated on the basis of daily compounding and the actual number of days elapsed.

(e) PAYMENTS ON EARLY TERMINATION. If an Early Termination Date occurs, the following provisions shall apply based on the parties' election in the Schedule of a payment measure, either "Market Quotation" or "Loss", and a payment method, either the "First Method" or the "Second Method". If the parties fail to designate a payment measure or payment method in the Schedule, it will be deemed that "Market Quotation" or the "Second Method", as the case may be, shall apply.
The amount, if any, payable in respect of an Early Termination Date and determined pursuant to this Section will be subject to any Set-off.

     (i) EVENTS OF DEFAULT. If the Early Termination Date results from an Event of Default:-

          (1) FIRST METHOD AND MARKET QUOTATION. If the First Method and Market
          Quotation apply, the Defaulting Party will pay to the Non-defaulting
          Party the excess, if a positive number, of (A) the sum of the
          Settlement Amount (determined by the Non-defaulting Party) in respect of the Terminated Transactions and the Termination Currency Equivalent
          of the Unpaid Amounts owing to the Non-defaulting Party over (B) the
          Termination Currency Equivalent of the Unpaid Amounts owing to the
          Defaulting Party.

          (2) FIRST METHOD AND LOSS. If the First Method and Loss apply, the
          Defaulting Party will pay to the Non-defaulting Party, if a positive number, the Non-defaulting Party's Loss in respect of this Agreement.

          (3) SECOND METHOD AND MARKET QUOTATION. If the Second Method and
          Market Quotation apply, an amount will be payable equal to (A) the sum of the Settlement Amount (determined by the

                                        9                           ISDA(R) 1992

          Non-defaulting Party) in respect of the Terminated Transactions and the Termination Currency Equivalent of the Unpaid Amounts owing to the
          Non-defaulting Party less (B) the Termination Currency Equivalent of the Unpaid Amounts owing to the Defaulting Party. If that amount is a positive number, the Defaulting Party will pay it to the
          Non-defaulting Party; if it is a negative number, the Non-defaulting
          Party will pay the absolute value of that amount to the Defaulting
          Party.

          (4) SECOND METHOD AND LOSS. If the Second Method and Loss apply, an amount will be payable equal to the Non-defaulting Party's Loss in respect of this Agreement. If that amount is a positive number, the
          Defaulting Party will pay it to the Non-defaulting Party; if it is a negative number, the Non-defaulting Party will pay the absolute value of that amount to the Defaulting Party.

     (ii) TERMINATION EVENTS. If the Early Termination Date results from a
     Termination Event:-

          (1) ONE AFFECTED PARTY. If there is one Affected Party, the amount payable will be determined in accordance with Section 6(e)(i)(3), if
          Market Quotation applies, or Section 6(e)(i)(4), if Loss applies, except that, in either case, references to the Defaulting Party and to the Non-defaulting Party will be deemed to be references to the
          Affected Party and the party which is not the Affected party, respectively, and, if Loss applies and fewer than all the Transactions are being terminated, Loss shall be calculated in respect of all
          Terminated Transactions.

          (2) TWO AFFECTED PARTIES. If there are two Affected Parties:-

               (A) if Market Quotation applies, each party will determine a
               Settlement Amount in respect of the Terminated Transactions, and an amount will be payable equal to (I) the sum of (a) one-half of the difference between the Settlement Amount of the party with the higher Settlement Amount ("X") and the Settlement Amount of the party with the lower Settlement Amount ("Y") and (b) the
               Termination Currency Equivalent of the Unpaid Amounts owing to X less (II) the Termination Currency Equivalent of the Unpaid
               Amounts owing to Y; and

               (B) if Loss applies, each party will determine its Loss in respect of this Agreement (or, if fewer than all the Transactions are being terminated, in respect of all Terminated Transactions)
               and an amount will be payable equal to one-half of the difference between the Loss of the party with the higher Loss ("X") and the
               Loss of the party with the lower Loss ("Y").

          If the amount payable is a positive number, Y will pay it to X; if it is a negative number, X will pay the absolute value of that amount to
          Y.

     (iii) ADJUSTMENT FOR BANKRUPTCY. In circumstances where an Early
     Termination Date occurs because "Automatic Early Termination" applies in respect of a party, the amount determined under this Section 6(e) will be subject to such adjustments as are appropriate and permitted by law to reflect any payments or deliveries made by one party to the other under this Agreement (and retained by such other party) during the period from the relevant Early Termination Date to the date for payment determined under Section 6(d)(ii).

     (iv) PRE-ESTIMATE. The parties agree that if Market Quotation applies an amount recoverable under this Section 6(e) is a reasonable pre-estimate of loss and not a penalty. Such amount is payable for the loss of bargain and the loss of protection against future risks and except as otherwise provided in this Agreement neither party will be entitled to recover any additional damages as a consequence of such losses.

                                       10                           ISDA(R) 1992

7.   TRANSFER

Subject to Section 6(b)(ii), neither this Agreement nor any interest or obligation in or under this Agreement may be transferred (whether by way of security or otherwise) by either party without the prior written consent of the other party, except that:-

(a) a party may make such a transfer of this Agreement pursuant to a consolidation or amalgamation with, or merger with or into, or transfer of all or substantially all its assets to, another entity (but without prejudice to any other right or remedy under this Agreement); and

(b) a party may make such a transfer of all or any part of its interest in any amount payable to it from a Defaulting Party under Section 6(e).

Any purported transfer that is not in compliance with this Section will be void.

8.   CONTRACTUAL CURRENCY

(a) PAYMENT IN THE CONTRACTUAL CURRENCY. Each payment under this Agreement will be made in the relevant currency specified in this Agreement for that payment
(the "Contractual Currency"). To the extent permitted by applicable law, any obligation to make payments under this Agreement in the Contractual Currency will not be discharged or satisfied by any tender in any currency other than the
Contractual Currency, except to the extent such tender results in the actual receipt by the party to which payment is owed, acting in a reasonable manner and in good faith in converting the currency so tendered into the Contractual
Currency, of the full amount in the Contractual Currency of all amounts payable in respect of this Agreement. If for any reason the amount in the Contractual
Currency so received falls short of the amount in the Contractual Currency payable in respect of this Agreement, the party required to make the payment will, to the extent permitted by applicable law, immediately pay such additional amount in the Contractual Currency as may be necessary to compensate for the shortfall. If for any reason the amount in the Contractual Currency so received exceeds the amount in the Contractual Currency payable in respect of this
Agreement, the party receiving the payment will refund promptly the amount of such excess.

(b) JUDGMENTS. To the extent permitted by applicable law, if any judgment or order expressed in a currency other than the Contractual Currency is rendered
(i) for the payment of any amount owing in respect of this Agreement, (ii) for the payment of any amount relating to any early termination in respect of this
Agreement or (iii) in respect of a judgment or order of another court for the payment of any amount described in (i) or (ii) above, the party seeking recovery, after recovery in full of the aggregate amount to which such party is entitled pursuant to the judgment or order, will be entitled to receive immediately from the other party the amount of any shortfall of the Contractual
Currency received by such party as a consequence of sums paid in such other currency and will refund promptly to the other party any excess of the
Contractual Currency received by such party as a consequence of sums paid in such other currency if such shortfall or such excess arises or results from any variation between the rate of exchange at which the Contractual Currency is converted into the currency of the judgment or order for the purposes of such judgment or order and the rate of exchange at which such party is able, acting in a reasonable manner and in good faith in converting the currency received into the Contractual Currency, to purchase the Contractual Currency with the amount of the currency of the judgment or order actually received by such party.
The term "rate of exchange" includes, without limitation, any premiums and costs of exchange payable in connection with the purchase of or conversion into the
Contractual Currency.

(c) SEPARATE INDEMNITIES. To the extent permitted by applicable law, these indemnities constitute separate and independent obligations from the other obligations in this Agreement, will be enforceable as separate and independent causes of action, will apply notwithstanding any indulgence granted by the party to which any payment is owed and will not be affected by judgment being obtained or claim or proof being made for any other sums payable in respect of this
Agreement.

(d) EVIDENCE OF LOSS. For the purpose of this Section 8, it will be sufficient for a party to demonstrate that it would have suffered a loss had an actual exchange or purchase been made.

                                       11                           ISDA(R) 1992

9.   MISCELLANEOUS

(a) ENTIRE AGREEMENT. This Agreement constitutes the entire agreement and understanding of the parties with respect to its subject matter and supersedes all oral communication and prior writings with respect thereto.

(b) AMENDMENTS. No amendment, modification or waiver in respect of this
Agreement will be effective unless in writing (including a writing evidenced by a facsimile transmission) and executed by each of the parties or confirmed by an exchange of telexes or electronic messages on an electronic messaging system.

(c) SURVIVAL OF OBLIGATIONS. Without prejudice to Sections 2(a)(iii) and
6(c)(ii), the obligations of the parties under this Agreement will survive the termination of any Transaction.

(d) REMEDIES CUMULATIVE. Except as provided in this Agreement, the rights, powers, remedies and privileges provided in this Agreement are cumulative and not exclusive of any rights, powers, remedies and privileges provided by law.

(e) COUNTERPARTS AND CONFIRMATIONS.

     (i) This Agreement (and each amendment, modification and waiver in respect of it) may be executed and delivered in counterparts (including by facsimile transmission), each of which will be deemed an original.

     (ii) The parties intend that they are legally bound by the terms of each
     Transaction from the moment they agree to those terms (whether orally or otherwise). A Confirmation shall be entered into as soon as practicable and may be executed and delivered in counterparts (including by facsimile transmission) or be created by an exchange of telexes or by an exchange of electronic messages on an electronic messaging system, which in each case will be sufficient for all purposes to evidence a binding supplement to this Agreement. The parties will specify therein or through another effective means that any such counterpart, telex or electronic message constitutes a Confirmation.

(f) NO WAIVER OF RIGHTS. A failure or delay in exercising any right, power or privilege in respect of this Agreement will not be presumed to operate as a waiver, and a single or partial exercise of any right, power or privilege will not be presumed to preclude any subsequent or further exercise, of that right, power or privilege or the exercise of any other right, power or privilege.

(g) HEADINGS. The headings used in this Agreement are for convenience of reference only and are not to affect the construction of or to be taken into consideration in interpreting this Agreement.

10.  OFFICES; MULTIBRANCH PARTIES

(a) If Section 10(a) is specified in the Schedule as applying, each party that enters into a Transaction through an Office other than its head or home office represents to the other party that, notwithstanding the place of booking office or jurisdiction of incorporation or organisation of such party, the obligations of such party are the same as if it had entered into the Transaction through its head or home office. This representation will be deemed to be repeated by such party on each date on which a Transaction is entered into.

(b) Neither party may change the Office through which it makes and receives payments or deliveries for the purpose of a Transaction without the prior written consent of the other party.

(c) If a party is specified as a Multibranch Party in the Schedule, such
Multibranch Party may make and receive payments or deliveries under any
Transaction through any Office listed in the Schedule, and the Office through which it makes and receives payments or deliveries with respect to a Transaction will be specified in the relevant Confirmation.

11.  EXPENSES

A Defaulting Party will, on demand, indemnify and hold harmless the other party for and against all reasonable out-of-pocket expenses, including legal fees and
Stamp Tax, incurred by such other party by reason of the enforcement and protection of its rights under this Agreement or any Credit Support Document

                                       12                           ISDA(R) 1992

to which the Defaulting Party is a party or by reason of the early termination of any Transaction, including, but not limited to, costs of collection.

12.  NOTICES

(a) EFFECTIVENESS. Any notice or other communication in respect of this
Agreement may be given in any manner set forth below (except that a notice or other communication under Section 5 or 6 may not be given by facsimile transmission or electronic messaging system) to the address or number or in accordance with the electronic messaging system details provided (see the
Schedule) and will be deemed effective as indicated:-

     (i) if in writing and delivered in person or by courier, on the date it is delivered;

     (ii) if sent by telex, on the date the recipient's answerback is received;

     (iii) if sent by facsimile transmission, on the date that transmission is received by a responsible employee of the recipient in legible form (it being agreed that the burden of proving receipt will be on the sender and will not be met by a transmission report generated by the sender's facsimile machine);

     (iv) if sent by certified or registered mail (airmail, if overseas) or the equivalent (return receipt requested), on the date that mail is delivered or its delivery is attempted; or

     (v) if sent by electronic messaging system, on the date that electronic message is received, unless the date of that delivery (or attempted delivery) or that receipt, as applicable, is not a Local Business Day or that communication is delivered (or attempted) or received, as applicable, after the close of business on a Local Business Day, in which case that communication shall be deemed given and effective on the first following day that is a Local Business Day.

(b) CHANGE OF ADDRESSES. Either party may by notice to the other change the address, telex or facsimile number or electronic messaging system details at which notices or other communications are to be given to it.

13.  GOVERNING LAW AND JURISDICTION

(a) GOVERNING LAW. This Agreement will be governed by and construed in accordance with the law specified in the Schedule.

(b) JURISDICTION. With respect to any suit, action or proceedings relating to this Agreement ("Proceedings"), each party irrevocably:-

     (i) submits to the jurisdiction of the English courts, if this Agreement is expressed to be governed by English law, or to the non-exclusive jurisdiction of the courts of the State of New York and the United States
     District Court located in the Borough of Manhattan in New York City, if this Agreement is expressed to be governed by the laws of the State of New
     York; and

     (ii) waives any objection which it may have at any time to the laying of venue of any Proceedings brought in any such court, waives any claim that such Proceedings have been brought in an inconvenient forum and further waives the right to object, with respect to such Proceedings, that such court does not have any jurisdiction over such party.

Nothing in this Agreement precludes either party from bringing Proceedings in any other jurisdiction (outside, if this Agreement is expressed to be governed by English law, the Contracting States, as defined in Section 1(3) of the Civil
Jurisdiction and Judgments Act 1982 or any modification, extension or re-enactment thereof for the time being in force) nor will the bringing of
Proceedings in any one or more jurisdictions preclude the bringing of
Proceedings in any other jurisdiction.

(c) SERVICE OF PROCESS. Each party irrevocably appoints the Process Agent (if any) specified opposite its name in the Schedule to receive, for it and on its behalf, service of process in any Proceedings. If for any

                                       13                           ISDA(R) 1992

reason any party's Process Agent is unable to act as such, such party will promptly notify the other party and within 30 days appoint a substitute process agent acceptable to the other party. The parties irrevocably consent to service of process given in the manner provided for notices in Section 12. Nothing in this Agreement will affect the right of either party to serve process in any other manner permitted by law.

(d) WAIVER OF IMMUNITIES. Each party irrevocably waives, to the fullest extent permitted by applicable law, with respect to itself and its revenues and assets
(irrespective of their use or intended use), all immunity on the grounds of sovereignty or other similar grounds from (i) suit, (ii) jurisdiction of any court, (iii) relief by way of injunction, order for specific performance or for recovery of property, (iv) attachment of its assets (whether before or after judgment) and (v) execution or enforcement of any judgment to which it or its revenues or assets might otherwise be entitled in any Proceedings in the courts of any jurisdiction and irrevocably agrees, to the extent permitted by applicable law, that it will not claim any such immunity in any Proceedings.

14.  DEFINITIONS

As used in this Agreement:-

"ADDITIONAL TERMINATION EVENT" has the meaning specified in Section 5(b).

"AFFECTED PARTY" has the meaning specified in Section 5(b).

"AFFECTED TRANSACTIONS" means (a) with respect to any Termination Event consisting of an Illegality, Tax Event or Tax Event Upon Merger, all
Transactions affected by the occurrence of such Termination Event and (b) with respect to any other Termination Event, all Transactions.

"AFFILIATE" means, subject to the Schedule, in relation to any person, any entity controlled, directly or indirectly, by the person, any entity that controls, directly or indirectly, the person or any entity directly or indirectly under common control with the person. For this purpose, "control" of any entity or person means ownership of a majority of the voting power of the entity or person.

"APPLICABLE RATE" means:-

(a) in respect of obligations payable or deliverable (or which would have been but for Section 2(a)(iii)) by a Defaulting Party, the Default Rate;

(b) in respect of an obligation to pay an amount under Section 6(e) of either party from and after the date (determined in accordance with Section 6(d)(ii))
on which that amount is payable, the Default Rate;

(c) in respect of all other obligations payable or deliverable (or which would have been but for Section 2(a)(iii)) by a Non-defaulting Party, the Non-default
Rate; and

(d) in all other cases, the Termination Rate.

"BURDENED PARTY" has the meaning specified in Section 5(b).

"CHANGE IN TAX LAW" means the enactment, promulgation, execution or ratification of, or any change in or amendment to, any law (or in the application or official interpretation of any law) that occurs on or after the date on which the relevant Transaction is entered into.

"CONSENT" includes a consent, approval, action, authorisation, exemption, notice, filing, registration or exchange control consent.

"CREDIT EVENT UPON MERGER" has the meaning specified in Section 5(b).

"CREDIT SUPPORT DOCUMENT" means any agreement or instrument that is specified as such in this Agreement.

"CREDIT SUPPORT PROVIDER" has the meaning specified in the Schedule.

"DEFAULT RATE" means a rate per annum equal to the cost (without proof or evidence of any actual cost) to the relevant payee (as certified by it) if it were to fund or of funding the relevant amount plus 1% per annum.

                                       14                           ISDA(R) 1992

"DEFAULTING PARTY" has the meaning specified in Section 6(a).

"EARLY TERMINATION DATE" means the date determined in accordance with Section
6(a) or 6(b)(iv).

"EVENT OF DEFAULT" has the meaning specified in Section 5(a) and, if applicable, in the Schedule.

"ILLEGALITY" has the meaning specified in Section 5(b).

"INDEMNIFIABLE TAX" means any Tax other than a Tax that would not be imposed in respect of a payment under this Agreement but for a present or former connection between the jurisdiction of the government or taxation authority imposing such
Tax and the recipient of such payment or a person related to such recipient
(including, without limitation, a connection arising from such recipient or related person being or having been a citizen or resident of such jurisdiction, or being or having been organised, present or engaged in a trade or business in such jurisdiction, or having or having had a permanent establishment or fixed place of business in such jurisdiction, but excluding a connection arising solely from such recipient or related person having executed, delivered, performed its obligations or received a payment under, or enforced, this
Agreement or a Credit Support Document).

"LAW" includes any treaty, law, rule or regulation (as modified, in the case of tax matters, by the practice of any relevant governmental revenue authority) and
"lawful" and "unlawful" will be construed accordingly.

"LOCAL BUSINESS DAY" means, subject to the Schedule, a day on which commercial banks are open for business (including dealings in foreign exchange and foreign currency deposits) (a) in relation to any obligation under Section 2(a)(i), in the place(s) specified in the relevant Confirmation or, if not so specified, as otherwise agreed by the parties in writing or determined pursuant to provisions contained, or incorporated by reference, in this Agreement, (b) in relation to any other payment, in the place where the relevant account is located and, if different, in the principal financial centre, if any, of the currency of such payment, (c) in relation to any notice or other communication, including notice contemplated under Section 5(a)(i), in the city specified in the address for notice provided by the recipient and, in the case of a notice contemplated by
Section 2(b), in the place where the relevant new account is to be located and
(d) in relation to Section 5(a)(v)(2), in the relevant locations for performance with respect to such Specified Transaction.

"LOSS" means, with respect to this Agreement or one or more Terminated
Transactions, as the case may be, and a party, the Termination Currency
Equivalent of an amount that party reasonably determines in good faith to be its total losses and costs (or gain, in which case expressed as a negative number)
in connection with this Agreement or that Terminated Transaction or group of
Terminated Transactions, as the case may be, including any loss of bargain, cost of funding or, at the election of such party but without duplication, loss or cost incurred as a result of its terminating, liquidating, obtaining or re-establishing any hedge or related trading position (or any gain resulting from any of them). Loss includes losses and costs (or gains) in respect of any payment or delivery required to have been made (assuming satisfaction of each applicable condition precedent) on or before the relevant Early Termination Date and not made, except, so as to avoid duplication, if Section 6{e)(i)(1) or (3)
or 6(e)(ii)(2)(A) applies. Loss does not include a party's legal fees and out-of-pocket expenses referred to under Section 11. A party will determine its
Loss as of the relevant Early Termination Date, or, if that is not reasonably practicable, as of the earliest date thereafter as is reasonably practicable. A party may (but need not) determine its Loss by reference to quotations of relevant rates or prices from one or more leading dealers in the relevant markets.

"MARKET QUOTATION" means, with respect to one or more Terminated Transactions and a party making the determination, an amount determined on the basis of quotations from Reference Market-makers. Each quotation will be for an amount, if any, that would be paid to such party (expressed as a negative number) or by such party (expressed as a positive number) in consideration of an agreement between such party (taking into account any existing Credit Support Document with respect to the obligations of such party) and the quoting Reference
Market-maker to enter into a transaction (the "Replacement Transaction") that would have the effect of preserving for such party the economic equivalent of any payment or delivery (whether the underlying obligation was absolute or contingent and assuming the satisfaction of each applicable condition precedent by the parties under Section 2(a)(i) in respect of such Terminated Transaction or group of Terminated Transactions that would, but for the occurrence of the relevant Early Termination Date, have

                                       15                           ISDA(R) 1992

been required after that date. For this purpose, Unpaid Amounts in respect of the Terminated Transaction or group of Terminated Transactions are to be excluded but, without limitation, any payment or delivery that would, but for the relevant Early Termination Date, have been required (assuming satisfaction of each applicable condition precedent after that Early Termination Date is to be included. The Replacement Transaction would be subject to such documentation as such party and the Reference Market-maker may, in good faith, agree. The party making the determination (or its agent) will request each Reference
Market-maker to provide its quotation to the extent reasonably practicable as of the same day and time (without regard to different time zones) on or as soon as reasonably practicable after the relevant Early Termination Date. The day and time as of which those quotations are to be obtained will be selected in good faith by the party obliged to make a determination under Section 6(e), and, if each party is so obliged, after consultation with the other. If more than three quotations are provided, the Market Quotation will be the arithmetic mean of the quotations, without regard to the quotations having the highest and lowest values. If exactly three such quotations are provided, the Market Quotation will be the quotation remaining after disregarding the highest and lowest quotations.
For this purpose, if more than one quotation has the same highest value or lowest value, then one of such quotations shall be disregarded. If fewer than three quotations are provided, it will be deemed that the Market Quotation in respect of such Terminated Transaction or group of Terminated Transactions cannot be determined.

"NON-DEFAULT RATE" means a rate per annum equal to the cost (without proof or evidence of any actual cost) to the Non-defaulting Party (as certified by it) if it were to fund the relevant amount.

"NON-DEFAULTING PARTY" has the meaning specified in Section 6(a).

"OFFICE" means a branch or office of a party, which may be such party's head or home office.

"POTENTIAL EVENT OF DEFAULT" means any event which, with the giving of notice or the lapse of time or both, would constitute an Event of Default.

"REFERENCE MARKET-MAKERS" means four leading dealers in the relevant market selected by the party determining a Market Quotation in good faith (a) from among dealers of the highest credit standing which satisfy all the criteria that such party applies generally at the time in deciding whether to offer or to make an extension of credit and (b) to the extent practicable, from among such dealers having an office in the same city.

"RELEVANT JURISDICTION" means, with respect to a party, the jurisdictions (a)
in which the party is incorporated, organised, managed and controlled or considered to have its seat, (b) where an Office through which the party is acting for purposes of this Agreement is located, (c) in which the party executes this Agreement and (d) in relation to any payment, from or through which such payment is made.

"SCHEDULED PAYMENT DATE" means a date on which a payment or delivery is to be made under Section 2(a)(i) with respect to a Transaction.

"SET-OFF" means set-off, offset, combination of accounts, right of retention or withholding or similar right or requirement to which the payer of an amount under Section 6 is entitled or subject (whether arising under this Agreement, another contract, applicable law or otherwise) that is exercised by, or imposed on, such payer.

"SETTLEMENT AMOUNT" means, with respect to a party and any Early Termination
Date, the sum of:-

(a) the Termination Currency Equivalent of the Market Quotations (whether positive or negative) for each Terminated Transaction or group of Terminated
Transactions for which a Market Quotation is determined; and

(b) such party's Loss (whether positive or negative and without reference to any
Unpaid Amounts) for each Terminated Transaction or group of Terminated
Transactions for which a Market Quotation cannot be determined or would not (in the reasonable belief of the party making the determination) produce a commercially reasonable result.

"SPECIFIED ENTITY" has the meaning specified in the Schedule.

                                       16                           ISDA(R) 1992

"SPECIFIED INDEBTEDNESS" means, subject to the Schedule, any obligation (whether present or future, contingent or otherwise, as principal or surety or otherwise)
in respect of borrowed money.

"SPECIFIED TRANSACTION" means, subject to the Schedule, (a) any transaction
(including an agreement with respect thereto) now existing or hereafter entered into between one party to this Agreement (or any Credit Support Provider of such party or any applicable Specified Entity of such party) and the other party to this Agreement (or any Credit Support Provider of such other party or any applicable Specified Entity of such other party) which is a rate swap transaction, basis swap, forward rate transaction, commodity swap, commodity option, equity or equity index swap, equity or equity index option, bond option, interest rate option, foreign exchange transaction, cap transaction, floor transaction, collar transaction, currency swap transaction, cross-currency rate swap transaction, currency option or any other similar transaction (including any option with respect to any of these transactions), (b) any combination of these transactions and (c) any other transaction identified as a Specified
Transaction in this Agreement or the relevant confirmation.

"STAMP TAX" means any stamp, registration, documentation or similar tax.

"TAX" means any present or future tax, levy, impost, duty, charge, assessment or fee of any nature (including interest penalties and additions thereto) that is imposed by any government or other taxing authority in respect of any payment under this Agreement other than a stamp, registration, documentation or similar tax.

"TAX EVENT" has the meaning specified in Section 5(b).

"TAX EVENT UPON MERGER" has the meaning specified in Section 5(b).

"TERMINATED TRANSACTIONS" means with respect to any Early Termination Date (a)
if resulting from a Termination Event, all Affected Transactions and (b) if
resulting from an Event of Default, all Transactions (in either case) in effect immediately before the effectiveness of the notice designating that Early
Termination Date (or, if "Automatic Early Termination" applies, immediately before that Early Termination Date).

"TERMINATION CURRENCY" has the meaning specified in the Schedule.

"TERMINATION CURRENCY EQUIVALENT" means, in respect of any amount denominated in the Termination Currency, such Termination Currency amount and, in respect of any amount denominated in a currency other than the Termination Currency (the
"Other Currency"), the amount in the Termination Currency determined by the party making the relevant determination as being required to purchase such amount of such Other Currency as at the relevant Early Termination Date, or, if the relevant Market Quotation or Loss (as the case may be), is determined as of a later date, that later date, with the Termination Currency at the rate equal to the spot exchange rate of the foreign exchange agent (selected as provided below) for the purchase of such Other Currency with the Termination Currency at or about 11:00 a.m. (in the city in which such foreign exchange agent is located) on such date as would be customary for the determination of such a rate for the purchase of such Other Currency for value on the relevant Early
Termination Date or that later date. The foreign exchange agent will, if only one party is obliged to make a determination under Section 6(e), be selected in good faith by that party and otherwise will be agreed by the parties.

"TERMINATION EVENT" means an Illegality, a Tax Event or a Tax Event Upon Merger or, if specified to be applicable, a Credit Event Upon Merger or an Additional
Termination Event.

"TERMINATION RATE" means a rate per annum equal to the arithmetic mean of the cost (without proof or evidence of any actual cost) to each party (as certified by such party) if it were to fund or of funding such amounts.

"UNPAID AMOUNTS" owing to any party means, with respect to an Early Termination
Date, the aggregate of (a) in respect of all Terminated Transactions, the amounts that became payable (or that would have become payable but for Section
2(a)(iii)) to such party under Section 2(a)(i) on or prior to such Early
Termination Date and which remain unpaid as at such Early Termination Date and
(b) in respect of each Terminated Transaction, for each obligation under Section
2(a)(i) which was (or would have been but for Section 2(a)(iii)) required to be settled by delivery to such party on or prior to such Early Termination Date and which has not been so settled as at such Early Termination Date, an amount equal to the fair market

                                       17                           ISDA(R) 1992

value of that which was (or would have been) required to be delivered as of the originally scheduled date for delivery, in each case together with (to the extent permitted under applicable law) interest, in the currency of such amounts, from (and including) the date such amounts or obligations were or would have been required to have been paid or performed to (but excluding) such Early
Termination Date, at the Applicable Rate. Such amounts of interest will be calculated on the basis of daily compounding and the actual number of days elapsed. The fair market value of any obligation referred to in clause (b) above shall be reasonably determined by the party obliged to make the determination under Section 6(e) or, if each party is so obliged, it shall be the average of the Termination Currency Equivalents of the fair market values reasonably determined by both parties.

IN WITNESS WHEREOF the parties have executed this document on the respective dates specified below with effect from the date specified on the first page of this document.

National Bank of Greece S.A.                  Figaro Shipping Ltd
(Name of Party)                               (Name of Party)

By:                                       By:
    -----------------------------------       ----------------------------------
    Name:                                     Name:
    Title:                                    Title:
    Date:                                     Date:

                                              Magic Star Shipping Co. Ltd
                                              (Name of Party)

                                          By:
                                              ----------------------------------
                                              Name:
                                              Title:
                                              Date:

                                              Nuse Shipping Ltd
                                              (Name of Party)

                                          By:
                                              ----------------------------------
                                              Name:
                                              Title:
                                              Date:

                                              Vague Shipping Ltd
                                              (Name of Party)

                                          By:
                                              ----------------------------------
                                              Name:
                                              Title:
                                              Date:

                                       18                           ISDA(R) 1992

                                              Zoom Shipping Ltd
                                              (Name of Party)

                                          By:
                                              ----------------------------------
                                              Name:
                                              Title:
                                              Date:

                                              Ocean Village Maritime S. A.
                                              (Name of Party)

                                          By:
                                              ----------------------------------
                                              Name:
                                              Title:
                                              Date:

                                       19                           ISDA(R) 1992

                                        1

                                      ISDA

INTERNATIONAL SWAP DEALERS ASSOCIATION INC.

                                    SCHEDULE

TO THE MASTER AGREEMENT

dated as of ___________________________

between NATIONAL BANK OF GREECE S.A. ("PARTY A") and FIGARO SHIPPING LTD, MAGIC
STAR SHIPPING CO. LTD, NUSE SHIPPING LTD, VAGUE SHIPPING LTD, ZOOM SHIPPING LTD
and OCEAN VILLAGE MARITIME S.A. (collectively, "PARTY B")

PART 1. TERMINATION PROVISIONS

(a) "SPECIFIED ENTITY" means in relation to Party A for the purpose of: -

Section 5(a)(v)    None

Section 5(a)(vi)   None

Section 5(a)(vii)  None

Section 5(b)(iv)   None

         and in relation to Party B for the purpose of:-

Section 5(a)(v)   None

Section 5(a)(vi)  None

Section 5(a)(vii) None

Section 5(b)(iv)  None

(b) "SPECIFIED TRANSACTION" will have the meaning specified in Section 14 of this Agreement

(c) The "CROSS DEFAULT" provisions of Section 5(a)(vi)

                            will not apply to Party A

                            will apply to Party B

                                        2

"SPECIFIED INDEBTEDNESS" will have the meaning specified in Section 14 of this
Agreement

"THRESHOLD AMOUNT" means with respect to Party B
USD 500.000

(d) The "CREDIT EVENT UPON MERGER" provisions of Section 5(b)(iv)

                            will not apply to Party A

                            will apply to Party B

(e) The "AUTOMATIC EARLY TERMINATION" provision of Section 6(a)

                            will not apply to Party A

                            will apply to Party B

(f) PAYMENTS ON EARLY TERMINATION". For the purpose of Section 6(e) of this
Agreement: -

          (i)  Loss will apply.

          (ii) the First Method will apply

(g) "TERMINATION CURRENCY" means the currency selected by the party which is not the Defaulting Party or the Affected Party, or otherwise, United States Dollars.

(h) "ADDITIONAL TERMINATION EVENT"

                            will not apply

PART 2. AGREEMENT TO DELIVER DOCUMENTS.

For the purpose of Sections 4(a) (i) and (ii) of this Agreement, each party agrees to deliver the following documents as applicable; -

     (A) TAX FORMS, DOCUMENTS OR CERTIFICATES TO BE DELIVERED ARE; -

 PARTY REQUIRED TO          FORM/DOCUMENT/            DATE BY WHICH
 DELIVER DOCUMENT            CERTIFICATE             TO BE DELIVERED
-------------------   -------------------------   ---------------------
Party A and Party B   Evidence of authority and   On or prior to
                      specimen signature of       execution of
                      each person executing       this Agreement
                      on its behalf

                                        3

Party B               A copy of the annual        On request, as soon
                      Report containing audited   as publicly available
                      Financial statements for
                      the most Recently ended
                      financial year

     (b) Other documents to be delivered are:

     (c)

 PARTY REQUIRED TO          FORM/DOCUMENT/         DATE BY WHICH     COVERED BY
 DELIVER DOCUMENT            CERTIFICATE          TO BE DELIVERED   SECTION 3(D)
-------------------   -------------------------   ---------------   ------------

REPRESENTATION

Party B               A copy of the annual        as publicly       Yes
                      Report containing audited   available
                      Financial statements for
                      the most Recently ended
                      financial year

PART 3.

(a) Addresses for Notices. For the purpose of Section 12(a) of this Agreement: -
Address for notices or communications to Party A; -
Address: 2 Bouboulinas Street & Akti Miaouli, 185 35 Piraeus, Greece
Attention: Ms. M. Moraitou / Mr. C. Demetriou
Facsimile No. +30 210 4144155 Telephone No: +30 210 4144129
Address for notices or communication to Party B: c/o Capital Ship Management
Corp.
Address: 3 Iassonos Street, Piraeus 185 37, Greece
Attention: Mr. Syntychakis
Facsimile No.: +30 210 428 5679     Telephone No.: __________

(b) "PROCESS AGENT" For the purpose of Section 13(c) of this Agreement
Party A appoints as Process Agent   None
Party B appoints as Process Agent   Curzon Maritime Ltd
Address: St. Clare House, 30/33 Minories Street, London EC3N 1DJ, England

(c) OFFICES. For Party A, offices in Athens and London

(d) MULTIBRANCH PARTY. For the purpose of Section 10(c) of this Agreement: _
Party A is a Multibranch Party, Party B is not a Multibranch Party

                                        4

(e) CALCULATION AGENT -The Calculation Agent is Party A unless otherwise specified in a Confirmation in relation to the relevant Transaction

(f) CREDIT SUPPORT DOCUMENT. None

(g) CREDIT SUPPORT PROVIDER: None

(h) GOVERNING LAW: This Agreement will be governed by and construed in accordance with English Law

(i) JURISDICTION: as specified in Section 13 of this Agreement

(j) NETTING OF PAYMENTS. Subparagraph (ii) of Section 2(c) of this Agreement will not apply to any Transaction or group(s) of Transactions (in each case with effect from the date of this Agreement) except as mutually agreed by Party A and
Party B and detailed in the relevant Confirmation(s) evidencing A Transaction or group(s) of Transactions, as the case may be.

(k) "AFFILIATE" will have the meaning specified in Section 14 of this Agreement

SIGNED by SPYROS FOKAS               )   /s/ Spyros Fokas
for and on behalf of                 )   ---------------------------------------
FIGARO SHIPPING LTD                  )   Attorney-in-fact

SIGNED by SPYROS FOKAS               )   /s/ Spyros Fokas
for and on behalf of                 )   ---------------------------------------
MAGIC STAR SHIPPING CO. LTD          )   Attorney-in-fact

SIGNED by SPYROS FOKAS               )   /s/ Spyros Fokas
for and on behalf of                 )   ---------------------------------------
NUSE SHIPPING LTD                    )   Attorney-in-fact

SIGNED by SPYROS FOKAS               )   /s/ Spyros Fokas
for and on behalf of                 )   ---------------------------------------
VAGUE SHIPPING LTD                   )   Attorney-in-fact

SIGNED by SPYROS FOKAS               )   /s/ Spyros Fokas
for and on behalf of                 )   ---------------------------------------
ZOOM SHIPPING LTD                    )   Attorney-in-fact

SIGNED by SPYROS FOKAS               )   /s/ Spyros Fokas
for and on behalf of                 )   ---------------------------------------
OCEAN VILLAGE MARITIME S.A.          )   Attorney-in-fact

SIGNED by STAVROS STYLOS             )   /s/ Stavros Stylos
and by MARIA MORAITOU                )   ---------------------------------------
for and on behalf of                 )   Authorised Signatory
NATIONAL BANK OF GREECE S.A.         )
as Agent, Security Agent, Swap       )
Provider and Account Bank            )   /s/ Maria Moraitou
                                     )   ---------------------------------------
                                     )   Authorised Signatory

SIGNED by STAVROS STYLOS             )   /s/ Stavros Stylos
and by MARIA MORAITOU                )   ---------------------------------------
for and on behalf of                 )   Authorised Signatory
NATIONAL BANK OF GREECE S.A.         )
as Bank                              )
                                     )   /s/ Maria Moraitou
                                     )   ---------------------------------------
                                     )   Authorised Signatory

SIGNED by SERAFEIM KRYEMBARDIS       )   /s/ Serafeim Kryembardis
for and on behalf of                 )   ---------------------------------------
EMPORIKI BANK OF GREECE S.A.         )   Authorised Signatory
as Bank

                                       71